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                  PARTICIPATION AGREEMENT -- HARTFORD LEADERS
                               as of May 1, 2000

              Franklin Templeton Variable Insurance Products Trust
                     Franklin Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                 Hartford Securities Distribution Company, Inc.

                                    CONTENTS

SECTION                               SUBJECT MATTER
--------------------------------------------------------------------------------
   1.     Parties and Purpose
   2.     Representations and Warranties
   3.     Purchase and Redemption of Trust Portfolio Shares
   4.     Fees, Expenses, Prospectuses, Proxy Materials and Reports
   5.     Voting
   6.     Sales Material, Information and Trademarks
   7.     Indemnification
   8.     Notices
   9.     Termination
  10.     Miscellaneous
                               SCHEDULES TO THIS AGREEMENT
   A.     The Company
   B.     Accounts of the Company
   C.     Available Portfolios and Classes of Shares of the Trust; Investment
          Advisers
   D.     Contracts of the Company
   E.     This schedule not used.
   F.     Rule 12b-1 Plans of the Trust
   G.     Addresses for Notices
   H.     Shared Funding Order

1.  PARTIES AND PURPOSE

This agreement (the "Agreement") is between certain portfolios, specified below and in Schedule C, of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and each insurance company identified on Schedule A ("you"), and your distributor, on your own behalf and on behalf of each

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segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

This Agreement shall create a separate agreement for each insurance company identified on Schedule A of this Agreement ("Company") as though each Company had separately executed an identical participation agreement with the Trust and the Underwriter. No rights, responsibilities or liabilities arising under the Agreement as it pertains to one Company shall be enforceable by or against any party to the Agreement as it pertains to another Company.

The purpose of this Agreement is to entitle you, on behalf of the Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.  REPRESENTATIONS AND WARRANTIES

     2.1  REPRESENTATIONS AND WARRANTIES BY YOU

     You represent and warrant that:

          2.1.1 You are an insurance company duly organized and in good standing under the laws of your state of incorporation.

          2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

          2.1.3 Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under
          Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

          2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or (ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under
          Section 3(c) of the 1940 Act, you will use your best efforts to maintain

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          such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

          2.1.5 The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under
          Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

          2.1.6 The Contracts: (i) will be sold by broker-dealers, or their registered representatives, who are registered with the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act") and who are members ("Members") in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and (ii) will be issued and sold in compliance in all material respects with all applicable federal and state laws. You have entered, or will enter into, and will maintain a selling agreement with each Member through which you intend to distribute the Contracts, and such selling agreement will provide that each Member will comply with all applicable federal and state laws, rules and regulations.

          2.1.7 Subject to the representations and warranties by the Trust and the Underwriter at Section 2.2.7 of this Agreement concerning the qualification of the Trust as a "regulated investment company" under Sub-Chapter M of the Code and also subject to the representations and warranties of the Trust and the Underwriter at Section 2.2.8 of this Agreement concerning the Trust's compliance with the diversification requirements under Section 817(h) of the Code, the Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

          2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

          2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

          2.1.10 Contracts will not be issued for sale outside of the United States.

          2.1.11 All Accounts shall be registered as investment companies pursuant to the 1940 Act, unless exempt from such registration.

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     2.2  REPRESENTATIONS AND WARRANTIES BY THE TRUST

     The Trust represents and warrants that:

          2.2.1 It is duly organized and in good standing under the laws of the State of Massachusetts.

          2.2.2 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

          2.2.3 It is registered as an open-end management investment company under the 1940 Act.

          2.2.4 Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

          2.2.5 It will amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

          2.2.6 It will comply, in all material respects, with the 1933 and 1940 Acts and the rules and regulations thereunder.

          2.2.7 Subject to your representations and warranties at Section 2.1.7 of this Agreement concerning the qualification of the Contracts as annuity contracts or life insurance contracts under applicable provisions of the Code, the Trust is currently qualified as a "regulated investment company" under Subchapter M of the Code, it will make every effort to maintain such qualification, and will notify you immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

          2.2.8 The Trust will use its best efforts to comply with the diversification requirement for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5. Upon having a reasonable basis for believing any Portfolio has ceased to comply and will not be able to comply within the grace period afforded by Regulation 1.817-5, the Trust will notify you immediately and will take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

          2.2.9 It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under rule 12b-1, the Trust undertakes to comply with any then current SEC interpretations concerning rule 12b-1 or any successor provisions.

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     2.3  REPRESENTATIONS AND WARRANTIES BY THE UNDERWRITER

     The Underwriter represents and warrants that:

          2.3.1 It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

          2.3.2 Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

     2.4  WARRANTIES AND AGREEMENTS BY BOTH YOU AND US

          2.4.1 We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

          2.4.2 As covered financial institutions we, only with respect to Portfolio shareholders, and you each undertake and agree to comply, and to take full responsibility in complying with any and all applicable laws, regulations, protocols and other requirements relating to money laundering including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA PATRIOT Act).

3.  PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

     3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminated offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be

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     adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

     3.2 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

     3.3  This section not used.

     3.4 You shall be the designee for us for receipt of purchase orders and requests for redemption resulting from investment in and payments under the Contracts ("Instructions"). The Business Day on which such Instructions are received in proper form by you and time stamped by the close of trading will be the date as of which Portfolio shares shall be deemed purchased, exchanged, or redeemed as a result of such Instructions. Instructions received in proper form by you and time stamped after the close of trading on any given Business Day shall be treated as if received on the next following Business Day. You warrant that all orders, Instructions and confirmations received by you which will be transmitted to us for processing on a Business Day will have been received and time stamped prior to the Close of Trading on that Business Day. Instructions we receive after 9 a.m. Eastern Time (or up to 9:30 a.m. Eastern Time with prior telephone notification) shall be processed on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus.

     3.5 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern time).

     3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account in federal funds transmitted by wire to the Trust or to its designated custodian, which must receive such wires no later than the close of the Reserve Bank, which is 6:00 p.m. East Coast time, on the Business Day following the Business Day as of which such purchases orders are made.

     3.7 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent) of the request for redemption. The Trust anticipates that in the ordinary course of business it will make redemptions in cash, however it reserves the right to make redemptions in kind, in accordance with its prospectus disclosure (including its statement of additional information). We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Redemption with respect to a

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     Portfolio will be made in accordance with the prospectus disclosure
     (including its statement of additional information) of the Trust, and will normally be paid to the Company before the close of the Federal Reserve Banks, which is 6:00 p.m. Eastern time on the next Business Day after the receipt of the request for redemption. If payment in federal funds for any redemption request is received by you after such time, the Trust shall promptly upon your written request, reimburse you for any charges, costs, fees, interest, or other expenses reasonably incurred by you as a result of such failure to provide redemption proceeds within the specified time.

     3.8 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

     3.9 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

     3.10 Each party to this Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations, the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

4.  FEES, EXPENSES, PROSPECTUSES, PROXY MATERIALS AND REPORTS

     4.1 We shall pay no fee or other compensation to you under this Agreement except as provided on Schedule F, if attached.

     4.2 We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

     4.3 We shall use reasonable efforts to provide you, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as you may reasonably require, as you shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

     4.4 At your option, we shall provide you, at our expense, with either, (i) for each Contract owner who is invested through the Account in a subaccount corresponding to a Portfolio ("designated subaccount"), one copy of each of the following documents on each occasion that such document is required by law or regulation to be delivered to such Contract owner who is invested in a designated subaccount: the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios ("Designated Portfolio Documents"); or (ii) a camera ready

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     copy or such Designated Portfolio Documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. In connection with clause (ii) of this paragraph, we will pay for proportional printing costs for such Designated Portfolio Documents in order to provide one copy for each Contract owner who is invested in a designated subaccount on each occasion that such document is required by law or regulation to be delivered to such Contract owner, and provided the appropriate documentation is provided and approved by us. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. The expenses of furnishing, including mailing, to Contract owners the documents referred to in this paragraph shall be borne by us. For each of the documents provided to you in accordance with clause (i) of this paragraph 4.4, we shall provide you, upon your request and at your expense, additional copies. In no event shall we be responsible for the costs of printing or delivery of Designated Portfolio Documents to potential or new Contract owners.

     4.5 We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. We shall bear the costs of distributing Trust-sponsored proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

     4.6 You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.  VOTING

     5.1 All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

     5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

     5.3 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, you shall provide pass-through voting privileges to Contract owners whose Contract values are invested, through the Accounts, in shares of one or more Portfolios of the Trust. We shall require all Participating Insurance Companies to calculate voting privileges in the same manner and you shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by us. With respect to each Account, you will vote shares of each Portfolio of the Trust held by an Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that Account for which voting instructions are received. You and your agents will in no way recommend or oppose

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     or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without our prior written consent, which consent may be withheld in our sole discretion.

6.  SALES MATERIAL, INFORMATION AND TRADEMARKS

     6.1 For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

     6.2 Upon our request, you shall furnish, or cause to be furnished to us or our designee, all portions or provisions of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents") that relate to or discuss the Trust, a Portfolio, the Underwriter or an Adviser, as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts and relate to or discuss the Trust, a Portfolio, the Underwriter or an Adviser prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least ten (10) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use. We shall furnish, or shall cause to be furnished, to you or your designee each piece of Sales literature or other Promotional material prepared by us in which you are named, at least ten (10) Business Days prior to its proposed use, other than a simple list identifying Trust shareholders by name. No such material shall be used unless you or your designee approve such material and its proposed use.

     6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement, prospectus or statement of additional information for the Trust shares (as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee. You shall send us a complete copy of each Disclosure Document and item of Sales literature or other Promotional materials in its final form within twenty (20) days of its first use.

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     6.4  We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations, including naming you as a Trust shareholder, contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission.

     6.5 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

     6.6 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

7.  INDEMNIFICATION

     7.1  INDEMNIFICATION BY YOU

          7.1.1 You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of
          Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, fine, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and:

               7.1.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contacts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

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               7.1.1.2  arise out of or result from statements or
               representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section 7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

               7.1.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

               7.1.1.4 arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement;

               7.1.1.5 arise out of or result from any material breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

               7.1.1.6 arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code, unless such Contract's failure was caused by the Trust's failure to comply with Subchapter M or Section 817(h) of the Code;

as limited by and in accordance with the provisions of Sections 7.1.2 and 7.1.3 hereof.

          7.1.2 You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable.

          7.1.3 You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.1.4 The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

     7.2  INDEMNIFICATION BY THE UNDERWRITER

          7.2.1 The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withhold) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

               7.2.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to us by or on behalf of you for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

               7.2.1.2 arise out of result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

               7.2.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

               7.2.1.4 arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8); or

               7.2.1.5 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

          7.2.2 The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

          7.2.3 The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.2.4 You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

     7.3  INDEMNIFICATION BY THE TRUST

          7.3.1 The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

          7.3.2 The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

          7.3.3 The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.3.4 You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8. NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.  TERMINATION

     9.1 Any termination of this Agreement that is required by the Shared Funding Order shall be governed by the provisions of the Shared Funding Order.

     9.2  This Agreement will terminate :

          9.2.1 at our or your option, upon ten (10) calendar days prior written notice to the other party, if a final non-appealable administrative or judicial decision is entered against the other party which has a material adverse impact on the Contracts or the Portfolios;

          9.2.2 at your option, upon ten (10) calendar days prior written notice, if shares of the Trust are not reasonably available;

          9.2.3 at your option, upon written notice, if the Trust ceases to qualify as a Regulated Investment Company under Subchapter M of the Code; or fails to meet the diversification requirements specified in
          Section 817(h) of the Code and any regulations thereunder;

          9.2.4 at our option, upon written notice, if any Contract: (i) ceases to be treated as an annuity contract or life insurance contract under applicable provisions of the Code; or (ii) fails to qualify as a "variable contract" within the meaning of such term under Section 817 of the Code, as amended, or any regulations thereunder;

          9.2.5  by mutual written agreement of you and us;

          9.2.6 at the option of the Trust, in the event of a determination by the Trustees that termination of the Agreement is necessary in the exercise of their fiduciary duties under applicable laws and regulations, upon such written notice as is consistent with these legal or regulatory requirements;

          9.2.7 at the option of the Trust, if you notify the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts;

          9.2.8 upon the termination of the Amended and Restated Business Agreement, originally entered into as of the 5th day of March 1999, and amended on February 3, 2000, and amended and restated on October 18, 2002, by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Hartford Securities Distribution Company, Inc. and Franklin Templeton Distributors, Inc.;

          9.2.9 at our option if: (i) you breach any of the representations and warranties made in this Agreement; or (ii) you inform us that any of such representations and warranties may no longer be true or might not be true in the future; or (iii) any of such representations and warranties were not true on the effective date of this Agreement, are at any time no longer true, or have not been true during any time since the effective date of this Agreement;

          9.2.10 at your option if: (i) we breach any of the representations and warranties made in this Agreement; or (ii) we inform you that any of such representations and warranties may no longer be true or might not be true in the future; or (iii) any of such representations and warranties were not true on the effective date of this Agreement, are at any time no longer true, or have not been true during any time since the effective date of this Agreement; or

          9.2.11 immediately in the event of its assignment by any party without the prior written approval of the other parties, or as otherwise required by law.

The effective date for termination pursuant to any notice given under this
Section 9.2 shall be calculated beginning with the date of receipt of such notice.

     9.3 If this Agreement is terminated for any reason except as required by the Shared Funding Order, we shall, at your option and pursuant to the terms and conditions of this Agreement, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio for any or all Contracts or Accounts existing on the effective date of termination of this Agreement, PROVIDED THAT such further sale is not prohibited by law, regulation, or applicable regulatory or oversight body.

     9.4 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

     9.5 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except: (i) as necessary to implement Contract owner initiated or approved transactions; (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act, SEC no-action letter, or other legal and appropriate means. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.  MISCELLANEOUS

     10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

     10.2 This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

     10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     10.4 This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

     10.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

     10.6 The parties to this Agreement agree that the assets and liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

     10.7 Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     10.8 Each party shall treat as confidential all information of the other party which the parties agree in writing is confidential ("Confidential Information"). Except as permitted by this Agreement or as required by appropriate governmental authority (including, without limitation, the SEC, the NASD, or state securities and insurance regulators) the receiving party shall not disclose or use Confidential Information of the other party before it enters the public domain, without the express written consent of the party providing the Confidential Information. Each party further agrees to use and disclose Personal Information, as defined below, only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). For purposes of this Agreement, "Personal Information" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to credit history, income, financial benefits, policy or claim information and medical records. If either party outsource services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

     10.9 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

     10.10 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

     10.11 Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

     10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

     10.13 This Agreement supercedes and replaces in its entirety the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc., Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, dated the 4th day of June, 1999.

IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.

The Company:                                 HARTFORD LIFE INSURANCE COMPANY

                                             By:     /s/ Stephen T. Joyce
                                                     ------------------------------
                                             Name:   Stephen T. Joyce
                                             Title:  Senior Vice President

                                             HARTFORD LIFE AND ANNUITY INSURANCE
                                             COMPANY

                                             By:     /s/ Stephen T. Joyce
                                                     ------------------------------
                                             Name:   Stephen T. Joyce
                                             Title:  Senior Vice President

Distributor to the Company:                  HARTFORD SECURITIES DISTRIBUTION
                                             COMPANY, INC.

                                             By:     /s/ Stephen T. Joyce
                                                     ------------------------------
                                             Name:   Stephen T. Joyce
                                             Title:  Senior Vice President

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C HEREOF.                 By:     /s/ Karen L. Skidmore
                                                     ------------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Assistant Vice President

The Underwriter:                             FRANKLIN TEMPLETON DISTRIBUTORS,
                                             INC.

                                             By:     /s/ Peter Jones
                                                     ------------------------------
                                             Name:   Peter Jones
                                             Title:  President

                                   SCHEDULE A

                        THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY:

Hartford Life Insurance Company
200 Hopmeadow Street
Simsbury, Connecticut 06089

A life insurance company organized under the laws of the state of Connecticut.

Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, Connecticut 06089

A life insurance company organized under the laws of the state of Connecticut.

DISTRIBUTOR TO THE COMPANY:

Hartford Securities Distribution Company, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089

A corporation incorporated in Connecticut.

                                   SCHEDULE B

                            ACCOUNTS OF THE COMPANY

1.   Name:                           Hartford Life Insurance Company
                                     Separate Account Seven
     Date Established:               December 8, 1986
     SEC Registration Number:        811-04972

2.   Name:                           Hartford Life and Annuity Insurance Company
                                     Separate Account Seven
     Date Established:               April 1, 1999
     SEC Registration Number:        811-09295

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund -- Class 2                              Franklin Advisers, Inc.
Franklin Large Cap Growth Securities Fund -- Class 2                    Franklin Advisers, Inc.
Franklin Real Estate Fund -- Class 2                                    Franklin Advisers, Inc.
Franklin Small Cap Fund -- Class 2                                      Franklin Advisers, Inc.
Franklin Strategic Income Securities Fund -- Class 1                    Franklin Advisers, Inc.
Franklin Technology Securities Fund -- Class 2                          Franklin Advisers, Inc.
Mutual Shares Securities Fund -- Class 2                                Franklin Mutual Advisers, LLC
Templeton Developing Markets Securities Fund -- Class 1                 Templeton Asset Management Ltd.
Templeton Foreign Securities Fund -- Class 2                            Templeton Investment Counsel, LLC
Templeton Global Asset Allocation Fund -- Class 2                       Templeton Investment Counsel, LLC
Templeton Growth Securities Fund -- Class 2                             Templeton Global Advisors Limited

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                             PRODUCT NAME           SEPARATE ACCOUNT NAME
        INSURANCE           REGISTERED Y/N             REGISTERED Y/N
 #       COMPANY      1933 ACT #, STATE FORM ID          1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
 01   Hartford Life   Hartford Leaders Variable   Hartford Life Insurance    CLASS 1 SHARES:
      Insurance       Annuity                     Company Sep. Acct. 7       Franklin Strategic Income Securities
      Company         Yes                         Yes                        Fund
                      333-69475                   811-04972                  Templeton Developing Markets Securities
                      HL-VA99                                                Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
 02   Hartford Life   Hartford Leaders Variable   Hartford Life and Annuity  CLASS 1 SHARES:
      and Annuity     Annuity                     Insurance Company          Franklin Strategic Income Securities
      Insurance       Yes                         Sep.Acct. 7                Fund
      Company         333-76419                   Yes                        Templeton Developing Markets Securities
                      LA-VA99                     811-09295                  Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
 03   Hartford Life   Hartford Leaders Access     Hartford Life Insurance    CLASS 1 SHARES:
      Insurance       Variable Annuity (no CDSC)  Company Sep. Acct. 7       Franklin Strategic Income Securities
      Company         Yes                         Yes                        Fund
                      333-70153                   811-04972                  Templeton Developing Markets Securities
                      HL-NCDSC99                                             Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund

                             PRODUCT NAME           SEPARATE ACCOUNT NAME
        INSURANCE           REGISTERED Y/N             REGISTERED Y/N
 #       COMPANY      1933 ACT #, STATE FORM ID          1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
 04   Hartford Life   Hartford Leaders Access     Hartford Life and Annuity  CLASS 1 SHARES:
      and Annuity     Variable Annuity (no CDSC)  Insurance Company Sep.     Franklin Strategic Income Securities
      Insurance       Yes                         Acct. 7                    Fund
      Company         333-76425                   Yes                        Templeton Developing Markets Securities
                      LA-NCDSC99                  811-09295                  Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
 05   Hartford Life   Hartford Leaders Edge       Hartford Life Insurance    CLASS 1 SHARES:
      Insurance       Variable Annuity (front     Company Sep. Acct. 7       Franklin Strategic Income Securities
      Company         end sales load)             Yes                        Fund
                      Yes                         811-04972                  Templeton Developing Market Securities
                      333-68463                                              Fund
                      HL-ASHARE98                                            CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
 06   Hartford Life   Hartford Leaders Edge       Hartford Life and Annuity  CLASS 1 SHARES:
      and Annuity     Variable Annuity (front     Insurance Company Sep.     Franklin Strategic Income Securities
      Insurance       end sales load)             Acct. 7                    Fund
      Company         Yes                         Yes                        Templeton Developing Markets Securities
                      333-76423                   811-09295                  Fund
                      LA-ASHARE98                                            CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
 07   Hartford Life   Hartford Leaders Plus       Hartford Life Insurance    CLASS 1 SHARES:
      Insurance       Variable Annuity (payment   Company Sep. Acct. 7       Franklin Strategic Income Securities
      Company         enhancement)                Yes                        Fund
                      Yes                         811-04972                  Templeton Developing Markets Securities
                      333-91927                                              Fund
                      HL-VAXC99                                              CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund

                             PRODUCT NAME           SEPARATE ACCOUNT NAME
        INSURANCE           REGISTERED Y/N             REGISTERED Y/N
 #       COMPANY      1933 ACT #, STATE FORM ID          1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
 08   Hartford Life   Hartford Leaders Plus       Hartford Life and Annuity  CLASS 1 SHARES:
      and Annuity     Variable Annuity (payment   Insurance Company Sep.     Franklin Strategic Income Securities
      Insurance       enhancement)                Acct. 7                    Fund
      Company         Yes                         Yes                        Templeton Developing Markets Securities
                      333-91921                   811-09295                  Fund
                      LA-VAXC99                                              CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
 09   Hartford Life   Hartford Leaders Outlook    Hartford Life Insurance    CLASS 1 SHARES:
      Insurance       Variable Annuity (3-year    Company Sep. Acct. 7       Franklin Strategic Income Securities
      Company         CDSC)                       Yes                        Fund
                      Yes                         811-04972                  Templeton Developing Markets Securities
                      333-40414                                              Fund
                      HL-VA00                                                CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
 10   Hartford Life   Hartford Leaders Outlook    Hartford Life and Annuity  CLASS 1 SHARES:
      and Annuity     Variable Annuity (3-year    Insurance Company Sep.     Franklin Strategic Income Securities
      Insurance       CDSC)                       Acct. 7                    Fund
      Company         Yes                         Yes                        Templeton Developing Markets Securities
                      333-40410                   811-09295                  Fund
                      LA-VA00                                                CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Asset Strategy Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton International Securities Fund
 11   Hartford Life   Hartford Leaders Vision     Hartford Life Insurance    CLASS 1 SHARES:
      Insurance       ("Wrap") Variable Annuity   Company Sep. Acct. 7       Franklin Strategic Income Securities
      Company         Yes                         Yes                        Fund
                      333-36138                   811-04972                  Templeton Developing Markets Securities
                      HL-NCDSC99                                             Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund

                             PRODUCT NAME           SEPARATE ACCOUNT NAME
        INSURANCE           REGISTERED Y/N             REGISTERED Y/N
 #       COMPANY      1933 ACT #, STATE FORM ID          1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
 12   Hartford Life   Hartford Leaders Vision     Hartford Life and Annuity  CLASS 1 SHARES:
      and Annuity     ("Wrap") Variable Annuity   Insurance Company Sep.     Franklin Strategic Income Securities
      Insurance       Yes                         Acct. 7                    Fund
      Company         333-95785                   Yes                        Templeton Developing Markets Securities
                      LA-NCDSC99                  811-09295                  Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Franklin Technology Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund

                                   SCHEDULE E

                            THIS SCHEDULE NOT USED.

                                   SCHEDULE F

                                RULE 12B-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

                                                              MAXIMUM ANNUAL
PORTFOLIO NAME                                                 PAYMENT RATE
--------------------------------------------------------------------------------
Franklin Income Securities Fund -- Class 2                          0.25%
Franklin Large Cap Growth Securities Fund -- Class 2                0.25%
Franklin Real Estate Fund -- Class 2                                0.25%
Franklin Small Cap Fund -- Class 2                                  0.25%
Franklin Technology Securities Fund -- Class 2                      0.25%
Mutual Shares Securities Fund -- Class 2                            0.25%
Templeton Foreign Securities Fund -- Class 2                        0.25%
Templeton Global Asset Allocation Fund -- Class 2                   0.25%
Templeton Growth Securities Fund -- Class 2                         0.25%

AGREEMENT PROVISIONS

If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-l Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-l fee will be paid to you within thirty
(30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duly to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                   SCHEDULE G

                             ADDRESSES FOR NOTICES

To the Company or the Distributor:     Hartford Life Insurance Company or
                                       Hartford Life and Annuity Insurance
                                       Company
                                       200 Hopmeadow Street
                                       Simsbury, Connecticut 06089

                                       Attention:    Stephen T. Joyce
                                                     Senior Vice President

With a copy to:                        Hartford Life Insurance Company or
                                       Hartford Life and Annuity Insurance
                                       Company
                                       200 Hopmeadow Street
                                       Simsbury, Connecticut 06089

                                       Attention:    Christine H. Repasy
                                                     General Counsel

To the Trust:                          Franklin Templeton Variable Insurance
                                       Products Trust
                                       1 Franklin Parkway
                                       San Mateo, California 94403

                                       Attention:    Karen L. Skidmore
                                                     Assistant Vice President

To the Underwriter:                    Franklin Templeton Distributors, Inc.
                                       One Franklin Parkway
                                       San Mateo, California 94403

                                       Attention:    Philip J. Kearns
                                                     Vice President

                                   SCHEDULE H

                              SHARED FUNDING ORDER

                Templeton Variable Products Series Fund, et al,

                               File No. 812-11698

                       SECURITIES AND EXCHANGE COMMISSION

                              Release No. IC-24018

                              1999 SEC LEXIS 1887

                               September 17, 1999

ACTION: Notice of application for an amended order of exemption pursuant to
Section 6(c) of the Investment Company Act of 1940 (the "1940 Act") from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder.

TEXT: Summary of Application: Templeton Variable Products Series Fund (the "Templeton Trust"), Franklin Templeton Variable Insurance Products Trust (formerly Franklin Valuemark Funds) (the "VIP Trust," and together with the Templeton Trust, the "Funds"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") seek an amended order of the Commission to (1) add as parties to that order the VIP Trust and any Future Funds and (2) permit shares of the Funds and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

Applicants: Templeton Variable Products Series Fund, Franklin Templeton Variable Insurance Products Trust, Templeton Funds Annuity Company or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor (collectively, the "Applicants").

Filing Date: The application was filed on July 14, 1999, and amended and restated on September 17, 1999.

Hearing or Notification of Hearing: An order granting the application will be issued unless the Commission orders a hearing. Interested persons may request a hearing by writing to the Secretary of the Commission and serving Applicants with a copy or the request, personally or by mail. Hearing requests should be received by the Commission by 5:30 p.m., on October 12, 1999, and should be accompanied by proof of service on the Applicants in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Secretary of the Commission.

Addresses: Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609

Applicants: Templeton Variable Products Series Fund and Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 94404, Attn: Karen L. Skidmore, Esq.

For Further Information Contact: Kevin P. McEnery, Senior Counsel, or Susan M. Olson, Branch Chief, Office of Insurance Products, Division of Investment Management, at (202) 942-0670.

Supplementary Information: The following is a summary of the application. The complete application is available for a fee from the SEC's Public Reference Branch, 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (tel. (202) 942-8090).

Applicants' Representations:

1. Each of the Funds is registered under the 1940 Act as an open-end management investment company and was organized as a Massachusetts business trust. The Templeton Trust currently consists of eight separate series, and the VIP Trust consists of twenty-five separate series. Each Fund's Declaration of Trust permits the Trustees to create additional series of shares at any time. The Funds currently serve as the underlying investment medium for variable annuity contracts and variable life insurance policies issued by various insurance companies. The Funds have entered into investment management agreements with certain investment managers ("Investment Managers") directly or indirectly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries.

2. TFAC is an indirect, wholly owned subsidiary of Resources. TFAC is the sole insurance company in the Franklin Templeton organization, and specializes in the writing of variable annuity contracts. The Templeton Trust has entered into a Fund Administration Agreement with Franklin Templeton Services, Inc. ("FT Services"), which replaced TFAC in 1998 as administrator, and FT Services subcontracts certain services to TFAC. FT Services also serves as administrator to all series of the VIP Trust. TFAC and FT Services provide certain administrative facilities and services for the VIP and Templeton Trusts.

3. On November 16, 1993, the Commission issued an order granting exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (Investment Company Act Release No. 19879, File No. 812-8546) (the "Original Order"). Applicants incorporate by reference into the application the Application for the Original Order and each amendment thereto, the Notice of Application for the Original Order, and the Original Order, to the extent necessary, to supplement the representations made in the application in support of the requested relief. Applicants represent that all of the facts asserted in the Application for the Original Order and any amendments thereto remain true and accurate in all material respects to the extent that such facts are relevant to any relief on which Applicants continue to rely. The Original Order allows the Templeton Trust to offer its shares to insurance companies as the investment vehicle for their separate accounts supporting variable annuity contracts and variable life insurance contracts (collectively, the "Variable Contracts"). Applicants state that the Original Order does not (i) include the VIP Trust or Future Funds as parties, nor (ii) expressly address the sale of shares of the Funds or any Future Funds to qualified pension and retirement plans outside the separate account context including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(b), 408(k), 414(d), 457(b), 50l(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, contract, account or annuity that is determined to be within the scope of Treasury Regulation 1.8l7.5(f)(3)(iii) ("Qualified Plans").

4. Separate accounts owning shares of the Funds and their insurance company depositors are referred to in the application as "Participating Separate Accounts" and "Participating Insurance Companies," respectively. The use of a common management investment company as the underlying investment medium for both variable annuity and variable life insurance separate accounts of a single insurance company (or of two or more affiliated insurance companies) is referred to as "mixed funding." The use of a common management investment company as the underlying investment medium for variable annuity and/or variable life insurance separate accounts of unaffiliated insurance companies is referred to as "shared funding."

Applicants' Legal Analysis:

1.  Applicants request that the Commission issue an amended order pursuant to
Section 6(c) of the 1940 Act, adding the VIP Trust and Future Funds to the Original Order and exempting scheduled premium variable life insurance separate accounts and flexible premium variable life insurance separate accounts of Participating Insurance Companies (and, to the extent necessary, any principal underwriter and depositor of such an account) and the Applicants from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and
6e-3(T)(b)(15) (and any comparable rule) thereunder, respectively, to the extent necessary to permit shares of the Funds and any Future Funds to be sold to and held by

Qualified Plans. Applicants submit that the exemptions requested are appropriate in the public interest, consistent with the protection of investors, and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act.

2. The Original Order does not include the VIP Trust or Future Funds as parties nor expressly address the sale of shares of the Funds or any Future Funds to Qualified Plans. Applicants propose that the VIP Trust and Future Funds be added as parties to the Original Order and the Funds and any Future Funds be permitted to offer and sell their shares to Qualified Plans.

3. Section 6(c) of the 1940 Act provides, in part, that the Commission, by order upon application, may conditionally or unconditionally exempt any person, security or transaction, or any class or classes of persons, securities of transactions from any provisions of the 1940 Act or the rules or regulations thereunder, if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

4. In connection with the funding of scheduled premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a unit investment Trust ("UIT"), Rule 6e-2(b)(15) provides partial exemptions from various provisions of the 1940 Act, including the following: (1) Section 9(a), which makes it unlawful for certain individuals to act in the capacity of employee, officer, or director for a UIT, by limiting the application of the eligibility restrictions in Section 9(a) to affiliated persons directly participating in the management of a registered management investment company, and (2) Sections 13(a), 15(a) and 15(b) of the 1940 Act to the extent that those sections might be deemed to require "pass-through" voting with respect to an underlying fund's shares, by allowing an insurance company to disregard the voting instructions of contractowners in certain circumstances.

5. These exemption are available, however, only where the management investment company underlying the separate account (the "underlying fund") offers its shares "exclusively to variable life insurance separate accounts of the life insurer, or of my affiliated life insurance company." Therefore, Rule 6e-2 does not permit either mixed funding or shared Funding because the relief granted by Rule 6e-2(b)(15) is not available with respect to a scheduled premium variable life insurance separate account that owns shares of an underlying fund that also offers its shares to a variable annuity or a flexible premium variable life insurance separate account of the same company or of any affiliated life insurance company. Rule 6e-2(b)(15) also does not permit the sale of shares of the underlying fund to Qualified Plans.

6. In connection with flexible premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a UIT, Rule 6e-3(T)(b)(15) also provides partial exemption from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act. These exemptions, however, are available only where the separate account's underlying fund offers its shares "exclusively to separate accounts of the life insurer, or of any affiliated life insurance company, offering either scheduled contracts or flexible contracts, or both; or which also offer their shares to variable annuity separate accounts of the life insurer or of an affiliated life insurance company." Therefore, Rule 6e-3(T) permits mixed funding but does not permit shared funding and also does not permit the sale of shares of the underlying fund to Qualified Plans. As noted above, the Original Order granted the Templeton Trust exemptive relief to permit mixed and shared funding, but did not expressly address the sale of its shares to Qualified Plans.

7. Applicants note that if the Funds were to sell their shares only to Qualified Plans, exemptive relief under Rule 6e-2 and Rule 6e-3(T) would not be necessary. Applicants state that the relief provided for under Rule 6e-2(b)(15) and Rule 6e-3(T)(b)(15) does not relate to qualified pension and retirement plans or to a registered investment company's ability to sell its shares to such plans.

8. Applicants state that changes in the federal tax law have created the opportunity for each of the Funds to increase its asset base through the sale of its shares to Qualified Plans. Applicants state that Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the assets underlying Variable Contracts. Treasury Regulations generally require that, to meet the diversification requirements, all of the beneficial interests in the underlying investment company must be held by the segregated asset accounts of one or more life insurance companies Notwithstanding this, Applicants note that the Treasury Regulations also contain an exception to this requirement that permits trustees of a Qualified Plan to hold shares of an investment company, the shares of which are also held by insurance company segregated asset accounts, without adversely affecting the status of the investment company as an adequately diversified underlying investment of Variable Contracts issued through such segregated asset accounts (Treas. Reg. 1.817-5(f)(3)(iii)).

9. Applicants state that the promulgation of Rules 6e-2(b)(15) and 6e-3(T)(b)(15) under the 1940 Act preceded the issuance of those Treasury Regulations. Thus, Applicants assert that the sale of shares of the same investment company to both separate accounts and Qualified Plans was not contemplated at the time of the adoption of Rules 6e-2(b)(15) and 6e-3(T)(b)(15).

10. Section 9(a) provides that it is unlawful for any company to serve as investment adviser or principal underwriter of any registered open-end investment company if an affiliated person of that company is subject to a disqualification enumerated in Section 9(a)(1) or (2), Rules 6e-2(b)(15) and 6e-3(T)(b)(15) provide exemptions from Section 9(a) under certain circumstances, subject to the limitations on mixed and shared funding. These exemptions limit the application of the eligibility restrictions to affiliated individuals or companies that directly participate in the management of the underlying portfolio investment company.

11. Applicants state that the relief granted in Rule 6e-2(b)(15) and 6e-3(T)(b)(15) from the requirements of Section 9 limits, in effect, the amount of monitoring of an insurer's personnel that would otherwise be necessary to ensure compliance with Section 9 to that which is appropriate in light of the policy and purposes of Section 9. Applicants submit that those Rules recognize that it is not necessary for the protection of investors or the purposes fairly intended by the policy and provisions of the 1940 Act to apply the provisions of
Section 9(a) to the many individuals involved in an insurance company complex, most of whom typically will have no involvement in matters pertaining to investment companies funding the separate accounts.

12. Applicants to the Original Order previously requested and received relief from Section 9(a) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) to the extent necessary to permit mixed and shared funding. Applicants maintain that the relief previously granted from Section 9(a) will in no way be affected by the proposed sale of shares of the Funds to Qualified Plans. Those individuals who participate in the management or administration of the Funds will remain the same regardless of which Qualified Plans use such Funds. Applicants maintain that more broadly applying the requirements of Section 9(a) because of investment by Qualified Plans would not serve any regulatory purpose. Moreover, Qualified Plans, unlike separate accounts, are not themselves investment companies and therefore are not subject to Section 9 of the 1940 Act.

13. Applicants state that Rules 6e-2(b)(15)(iii) and 6e-3(T)(b)(15)(iii) provide exemptions from the pass-through voting requirement with respect to several significant matters, assuming the limitations on mixed and shared funding are observed. Rules 6e-2(b)(15)(iii)(A) and 6e-3(T)(b)(15)(iii)(A) provide that the insurance company may disregard the voting instructions of its contractowners with respect to the investments of an underlying fund or any contracts between a fund and its investment adviser, when required to do so by an insurance regulatory authority (subject to the provisions of paragraphs
(b)(5)(i) and (b)(7)(ii)(A) of the Rules). Rules 6e-2(b)(15)(iii)(B) and 6e-3(T)(b)(15)(iii)(A)(2) provide that the insurance company may disregard contractowners' voting instructions if the contractowners initiate any change in such company's investment policies, principal underwriter, or any investment adviser (provided that disregarding such voting instructions is reasonable and subject to the other provisions of paragraphs (b)(5)(ii) and (b)(7)(ii)(B) and
(C) of the Rules).

14. Applicants assert that Qualified Plans, which are not registered as investment companies under the 1940 Act, have no requirement to pass-through the voting rights to plan participants. Applicants state that applicable law expressly reserves voting rights to certain specified persons. Under Section 403(a) of the Employment Retirement Income Security Act ("ERISA"), shares of a fund sold to a Qualified Plan must be held by the trustees of the Qualified Plan. Section 403(a) also provides that the trustee(s) must have exclusive authority and discretion to manage and control the Qualified Plan with two exceptions: (1) when the Qualified Plan expressly provides that the trustee(s) are subject to the direction of a named fiduciary who is not a trustee, in which case the trustees are subject to proper directions made in accordance with the terms of the Qualified Plan and not contrary to ERISA; and (2) when the authority to manage, acquire or dispose of assets of the Qualified Plan is delegated to one or more investment managers pursuant to Section 402(c)(3) of ERISA. Unless one of the two above exceptions stated in Section 403(a) applies. Qualified Plan trustees have the exclusive authority and responsibility for voting proxies. Where a named fiduciary to a Qualified Plan appoints an investment manager, the investment manager has the responsibility to vote the shares held unless the right to vote such shares is reserved to the trustees or the named fiduciary. Where a Qualified Plan does not provide participants with the right to give voting instructions, Applicants do not see any potential for material irreconcilable conflicts of interest between or among variable contract holders and Qualified Plan investors with respect to voting of the respective Fund's shares. Accordingly, Applicants state that, unlike the case with insurance company separate accounts, the issue of the resolution of material irreconcilable conflicts with respect to voting is not present with respect to such Qualified Plans since the Qualified Plans are not entitled to pass-through voting privileges.

15. Even if a Qualified Plan were to hold a controlling interest in one of the Funds, Applicants believe that such control would not disadvantage other investors in such Fund to any greater extent than is the case when any institutional shareholder holds a majority of the voting securities of any open-end management investment company. In this regard, Applicants submit that investment in a Fund by a Qualified Plan will not create any of the voting complications occasioned by mixed funding or shared funding. Unlike mixed or shared funding. Qualified Plan investor voting rights cannot be frustrated by veto rights of insurers or state regulators.

16. Applicants state that some of the Qualified Plans, however, may provide for the trustee(s), an investment adviser (or advisers), or another named fiduciary to exercise voting rights in accordance with instructions from participants. Where a Qualified Plan provides participants with the right to give voting instructions, Applicants see no reason to believe that participants in Qualified Plans generally or those in a particular Qualified Plan, either as a single group or in combination with participants in other Qualified Plans, would vote in a manner that would disadvantage Variable Contract holders. In sum, Applicants maintain that the purchase of shares of the Funds by Qualified Plans that provide voting rights does not present any complications not otherwise occasioned by mixed or shared funding.

17. Applicants do not believe that the sale of the shares of the Funds to Qualified Plans will increase the potential for material irreconcilable conflicts of interest between or among different types of investors. In particular, Applicants see very little potential for such conflicts beyond that which would otherwise exist between variable annuity and variable life insurance contractowners.

18. As noted above, Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable contracts held in an underlying mutual fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance, as applicable, for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

19. Treasury Department Regulations issued under Section 817(h) provide that, in order to meet the statutory diversification requirements, all of the beneficial interests in the investment company must be held by the segregated asset accounts of one or more insurance companies. However, the Regulations contain certain exceptions to this requirement, one of which allows shares in an underlying mutual fund to be held by the trustees of a qualified pension or retirement plan without adversely affecting the ability of shares in the underlying fund also to be held by separate accounts of insurance companies in connection with their variable contracts (Treas. Reg. 1.817-5(f)(3)(iii)). Thus, Applicants believe that the Treasury Regulations specifically permit "qualified pension or retirement plans" and separate accounts to invest in the same underlying fund. For this reason, Applicants have concluded that neither the Code nor the Treasury Regulations or revenue rulings thereunder presents any inherent conflict of interest.

20. Applicants note that while there are differences in the manner in which distributions from Variable Contracts and Qualified Plans are taxed, these differences will have no impact on the Funds. When distributions are to be made, and a Separate Account or Qualified Plan is unable to net purchase payments to make the distributions, the Separate Account and Qualified Plan will redeem shares of the Funds at their respective net asset value in conformity with Rule 22c-1 under the 1940 Act (without the imposition of any sales charge) to provide proceeds to meet distribution needs. A Qualified Plan will make distributions in accordance with the terms of the Qualified Plan.

21. Applicants maintain that it is possible to provide an equitable means of giving voting rights to Participating Separate Account contractowners and to Qualified Plans. In connection with any meeting of shareholders, the Funds will inform each shareholder, including each Participating Insurance Company and Qualified Plan, of information necessary for the meeting, including their respective share of ownership in the relevant Fund. Each Participating Insurance Company will then solicit voting instructions in accordance with Rules 6e-2 and 6e-3(T), as applicable, and its participation agreement with the relevant Fund. Shares held by Qualified Plans will be voted in accordance with applicable law. The voting rights provided to Qualified Plans with respect to shares of the Funds would be no different from the voting rights that are provided to Qualified Plans with respect to shares of funds sold to the general public.

22. Applicants have concluded that even if there should arise issues with respect to a state insurance commissioner's veto powers over investment objectives where the interests of contractowners and the interests of Qualified Plans are in conflict, the issues can be almost immediately resolved since the trustees of (or participants in) the Qualified Plans can, on their own, redeem the shares out of the Funds. Applicants note that state insurance commissioners have been given the veto power in recognition of the fact that insurance companies usually cannot simply redeem their separate accounts out of one fund and invest in another. Generally, time-consuming, complex transactions must be undertaken to accomplish such redemptions and transfers. Conversely, the trustees of Qualified Plans or the participants in participant-directed Qualified Plans can make the decision quickly and redeem their interest in the Funds and reinvest in another funding vehicle without the same regulatory impediments faced by separate accounts or, as is the case with most Qualified Plans, even hold cash pending suitable investment.

23. Applicants also state that they do not see any greater potential for material irreconcilable conflicts arising between the interests of participants under Qualified Plans and contractowners of Participating Separate Accounts from possible future changes in the federal tax laws than that which already exist between variable annuity contractowners and variable life insurance contractowners.

24. Applicants state that the sale of shares of the Funds to Qualified Plans in addition to separate accounts of Participating Insurance Companies will result in an increased amount of assets available for investment by the Funds. This may benefit variable contractowners by promoting economies of scale, by permitting increased safety of investments through greater diversification, and by making the addition of new portfolios more feasible.

25. Applicants assert that, regardless of the type of shareholders in each Fund, each Fund's Investment Manager is or would be contractually and otherwise obligated to manage the Fund solely and exclusively in accordance with that Fund's investment objectives, policies and restrictions as well as any guidelines established by the Board of Trustees of such Fund (the "Board"). The Investment Manager works with a pool of money and (except in a few instances where this may be required in order to comply with state insurance laws) does not take into account the identity of the shareholders. Thus, each Fund will be managed in the same manner at any other mutual fund. Applicants therefore see no significant legal impediment to permitting the sale of shares of the Funds to Qualified Plans.

26. Applicants state that the Commission has permitted the amendment of a substantially similar original order for the purpose of adding a party to the original order and has permitted open-end management investment companies to offer their shares directly to Qualified Plan in addition to separate accounts of affiliated or unaffiliated insurance companies which issue either or both variable annuity contracts or variable life insurance contracts. Applicants state that the amended order sought in the application is identical to precedent with respect to the conditions Applicants propose should be imposed on Qualified Plans in connection with investment in the Funds.

Applicants' Conditions:

If the requested amended order is granted, Applicants consent to the following conditions:

1. A majority of the Board of each Fund shall consist of persons who are not "interested persons" thereof, as defined by Section 2(a)(19) of the 1940 Act, and the rules thereunder and as modified by any applicable orders of the Commission, except that if this condition is not met by reason of the death, disqualification or bona fide resignation of any Board Member or Members, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining Board Members; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application.

2. The Board will monitor their respective Fund for the existence of any material irreconcilable conflict among the interests of the Variable Contract owners of all Separate Accounts investing in the Funds and of the Qualified Plan participants investing in the Funds. The Board will determine what action, if any, shall be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding, (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of Qualified Plans; (f) a decision by an insurer to disregard the voting instructions of Variable Contract owners; or (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of Qualified Plan participants.

3. Participating Insurance Companies, the Investment Managers, and any Qualified Plan that executes a fund participation agreement upon becoming an owner of 10 percent or more of the assets of an Fund (a "Participating Qualified Plan"), will report any potential or existing conflicts of which it becomes aware to the Board of any relevant Fund. Participating Insurance Companies, the Investment Managers and the Participating Qualified Plans will be responsible for assisting the Board in carrying out its responsibilities under these conditions by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This responsibility includes, but is not limited to, an obligation by each Participating Insurance Company to inform the Board whenever voting instructions of Contract owners are disregarded and, if pass-through voting is applicable, an obligation by each Participating Qualified Plan to inform the Board whenever it has determined to disregard Qualified Plan participant voting instructions. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Insurance Companies investing in the Funds under their agreements governing participation in the Funds, and such agreements shall provide that these responsibilities will be carried out with a view only to the interests of the Variable Contract owners. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Qualified Plans under their agreements governing participation in the Funds, and such agreements will provide that their responsibilities will be carried out with a view only to the interests of Qualified Plan participants.

4. If it is determined by a majority of the Board of a Fund, or by a majority of the disinterested Board Members, that a material irreconcilable conflict exists, the relevant Participating Insurance Companies and Participating Qualified Plans will, at their own expense and to the extent reasonably practicable as determined by a majority of the disinterested Board Members, take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) in the case of Participating Insurance Companies, withdrawing the assets allocable to some or all of the Separate Account a from the Fund or any portfolio thereof and reinvesting such assets in a different investment medium, including another portfolio of an Fund or another Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contract owners or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; (b) in the case of Participating Qualified Plans, withdrawing the assets allocable to some or all of the Qualified Plans from the Fund and reinvesting such assets in a different investment medium; and (c) establishing a new registered management investment company or managed Separate Account. If a material irreconcilable conflict arises because of a decision by a Participating Insurance Company to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, then the insurer may be required, at the Fund's election, to withdraw the insurer's Separate Account investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. If a material irreconcilable conflict arises because of a Participating Qualified Plan's decision to disregard Qualified Plan participant voting instructions, if applicable, and that decision represents minority position or would preclude a majority vote, the Participating Qualified Plan may be required, at the Fund's election, to withdraw its investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take remedial action in the event of a determination by a Board of a material irreconcilable conflict and to bear the cost of such remedial action will be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds, and these responsibilities will be carried out with a view only to the interest of Variable Contract owners and Qualified Plan participants.

5. For purposes of Condition 4, a majority of the disinterested Board Members of the applicable Board will determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the relevant Fund or the Investment Managers be required to establish a new funding medium for any Contract. No Participating Insurance Company shall be required by Condition 4 to establish a new funding medium for any Variable

Contract if any offer to do so has been declined by vote of a majority of the Variable Contract owners materially and adversely affected by the material irreconcilable conflict. Further, no Participating Qualified Plan shall be required by Condition 4 to establish a new funding medium for any Participating Qualified Plan if (a) a majority of Qualified Plan participants materially and adversely affected by the irreconcilable material conflict vote to decline such offer, or (b) pursuant to governing Qualified Plan documents and applicable law, the Participating Qualified Plan makes such decision without a Qualified Plan participant vote.

6. The determination of the Board of the existence of a material irreconcilable conflict and its implications will be made known in writing promptly to all Participating Insurance Companies and Participating Qualified Plans.

7. Participating Insurance Companies will provide pass-through voting privileges to Variable Contract owners who invest in registered Separate Accounts so long as and to the extent that the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges for Variable Contract owners. As to Variable Contracts issued by unregistered Separate Accounts, pass-through voting privileges will be extended to participants to the extent granted by issuing insurance companies. Each Participating Insurance Company will also vote shares of the Funds held in its Separate Accounts for which no voting instructions from Contract owners are timely received, as well as shares of the Funds which the Participating Insurance Company itself owns, in the same proportion as those shares of the Funds for which voting instructions from contract owners are timely received. Participating Insurance Companies will be responsible for assuring that each of their registered Separate Accounts participating in the Funds calculates voting privileges in a manner consistent with other Participating Insurance Companies. The obligation to calculate voting privileges in a manner consistent with all other registered Separate Accounts investing in the Funds will be a contractual obligation of all Participating Insurance Companies under their agreements governing their participation in the Funds. Each Participating Qualified Plan will vote as required by applicable law and governing Qualified Plan documents.

8. All reports of potential or existing conflicts received by the Board of a Fund and all action by such Board with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Qualified Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the meetings of such Board or other appropriate records, and such minutes or other records shall be made available to the Commission upon request.

9. Each Fund will notify all Participating Insurance Companies that separate disclosure in their respective Separate Account prospectuses may be appropriate to advise accounts regarding the potential risks of mixed and shared funding. Each Fund shall disclose in its prospectus that (a) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for qualified pension and retirement plans; (b) due to differences of tax treatment and other considerations, the interests of various Contract owners participating in the Fund and/or the interests of Qualified Plans investing in the Fund may at some time be in conflict; and (c) the Board of such Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

10. Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders (which, for these purposes, will be the persons having a voting interest in the shares of the Funds), and, in particular, the Funds will either provide for annual shareholder meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act, although the Funds are not the type of trust described in Section 16(c) of the 1940 Act, as well as with Section 16(a) of the 1940 Act and, if and when applicable, Section 16(b) of the 1940 Act. Further, each Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Board Members and with whatever rules the Commission may promulgate with respect thereto.

11. If and to the extent Rules 6e-2 or 6e-3(T) under the 1940 Act is amended, or proposed Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder, with respect to mixed or shared funding on terms and conditions materially different from any exemptions granted in the order requested in the application, then the Funds and/or Participating Insurance Companies and Participating Qualified Plans, as appropriate, shall take such steps as may be necessary to comply with such Rules 6e-2 and 6e-3(T), as amended, or proposed Rule 6e-3, as adopted, to the extent that such Rules are applicable.

12. The Participating Insurance Companies and Participating Qualified Plans and/or the Investment Managers, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out obligations imposed upon it by the conditions contained in the application. Such reports, materials and data will be submitted more frequently if deemed appropriate by the Board. The obligations of the Participating Insurance Companies and Participating Qualified Plans to provide these reports, materials and data to the Board, when the Board so reasonably requests, shall be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds.

13. If a Qualified Plan should ever become a holder of ten percent or more of the assets of a Fund, such Qualified Plan will execute a participation agreement with the Fund that includes the conditions set forth herein to the extent applicable. A Qualified Plan will execute an application containing an acknowledgment of this condition upon such Qualified Plan's initial purchase of the shares of any Fund.

Conclusion:

Applicants assert that, for the reasons summarized above, the requested exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                Templeton Variable Products Series Fund, et al.

                               File No. 812-11698

                       SECURITIES AND EXCHANGE COMMISSION

                              Release No. IC-24079

                              1999 SEC LEXIS 2177

                                October 13, 1999

ACTION: Order Granting Exemptions

TEXT: Templeton Variable Products Series Fund ("Templeton Trust"), Franklin Templeton Variable Insurance Products Trust ("VIP Trust"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") filed an application on July 14, 1999, and an amendment on September 17, 1999 seeking an amended order of the Commission pursuant to
Section 6(c) of the Investment Company Act of 1940 ("1940 Act") exempting them from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15). The prior order (Rel. No. IC-19879) granted exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. The proposed relief would amend the prior order to add as parties to that order the VIP Trust and any Future Funds and to permit shares of the Templeton Trust, the VIP Trust, and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

A notice of the filing of the application was issued on September 17, 1999 (Rel. No. IC-24018). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing should be ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

The matter has been considered, and it is found that granting the requested exemptions is appropriate in the public interest and consistent with the protection of investors and the purposes intended by the policy and provisions of the 1940 Act.

Accordingly,

IT IS ORDERED, pursuant to Section 6(c) of the 1940 Act, that the requested exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, be, and hereby are, granted, effective forthwith.

For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                                  AMENDMENT TO
                  PARTICIPATION AGREEMENT -- HARTFORD LEADERS
                               As of May 1, 2003
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company,
                  Hartford Life and Annuity Insurance Company,
                                      and
                 Hartford Securities Distribution Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company ("you"), and Hartford Securities Distribution Company, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 (the "Agreement"). The parties now desire to amend the Agreement in this Amendment (the "Amendment").

NOW, THEREFORE, in consideration of past and prospective business relations, each of the parties hereto agree as follows:

1. Schedules C, D and F to the Agreement are hereby amended, restated and replaced in their entirety with Schedules C, D and F attached to and made a part of this Amendment.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2003.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF THE AGREEMENT.       By:     /s/ Karen L. Skidmore
                                                     -----------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Assistant Vice President

The Underwriter:                             FRANKLIN/TEMPLETON DISTRIBUTORS,
                                             INC.

                                             By:     /s/ Peter Jones
                                                     -----------------------------
                                             Name:   Peter Jones
                                             Title:  President

The Distributor:                             HARTFORD SECURITIES DISTRIBUTION
                                             COMPANY, INC

                                             By:     /s/ George Jay
                                                     -----------------------------
                                             Name:   George Jay
                                             Title:  Chief Compliance Officer

The Company:                                 HARTFORD LIFE INSURANCE COMPANY

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Vice President

                                             HARTFORD LIFE AND ANNUITY INSURANCE
                                             COMPANY

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Vice President

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                 INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund -- Class 2                    Franklin Advisers, Inc.
Franklin Large Cap Growth Securities Fund -- Class 2          Franklin Advisers, Inc.
Franklin Real Estate Fund -- Class 2                          Franklin Advisers, Inc.
Franklin Rising Dividends Securities Fund -- Class 2          Franklin Advisers, Inc.
Franklin Small Cap Fund -- Class 2                            Franklin Advisers, Inc.
Franklin Strategic Income Securities Fund -- Class 1          Franklin Advisers, Inc.
Mutual Discovery Securities Fund -- Class 2                   Franklin Mutual Advisers, LLC
Mutual Shares Securities Fund -- Class 2                      Franklin Mutual Advisers, LLC
Templeton Developing Markets Securities Fund -- Class 1       Templeton Asset Management Ltd.
Templeton Foreign Securities Fund -- Class 2                  Templeton Investment Counsel, LLC
Templeton Global Asset Allocation Fund -- Class 2             Templeton Investment Counsel, LLC
Templeton Growth Securities Fund -- Class 2                   Templeton Global Advisors Limited

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                                PRODUCT NAME
                               REGISTERED Y/N    SEPARATE ACCOUNT NAME
               INSURANCE        1933 ACT #,         REGISTERED Y/N
    #           COMPANY        STATE FORM ID          1940 ACT #                CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
    01      Hartford Life    Hartford Leaders    Hartford Life          CLASS 1 SHARES:
            Insurance        Variable Annuity    Insurance Company      Franklin Strategic Income Securities Fund
            Company          Yes                 Sep. Acct. 7           Templeton Developing Markets Securities Fund
                             333-69475           Yes                    CLASS 2 SHARES:
                             HL-VA99             811-04972              Franklin Real Estate Fund
                                                                        Franklin Income Securities Fund
                                                                        Franklin Large Cap Growth Securities Fund
                                                                        Franklin Rising Dividends Securities Fund
                                                                        Franklin Small Cap Fund
                                                                        Mutual Discovery Securities Fund
                                                                        Mutual Shares Securities Fund
                                                                        Templeton Global Asset Allocation Fund
                                                                        Templeton Growth Securities Fund
                                                                        Templeton Foreign Securities Fund
    02      Hartford Life    Hartford Leaders    Hartford Life and      CLASS 1 SHARES:
            and Annuity      Variable Annuity    Annuity Insurance      Franklin Strategic Income Securities Fund
            Insurance        Yes                 Company Sep.Acct. 7    Templeton Developing Markets Securities Fund
            Company          333-76419           Yes                    CLASS 2 SHARES:
                             LA-VA99             811-09295              Franklin Real Estate Fund
                                                                        Franklin Income Securities Fund
                                                                        Franklin Large Cap Growth Securities Fund
                                                                        Franklin Rising Dividends Securities Fund
                                                                        Franklin Small Cap Fund
                                                                        Mutual Discovery Securities Fund
                                                                        Mutual Shares Securities Fund
                                                                        Templeton Global Asset Allocation Fund
                                                                        Templeton Growth Securities Fund
                                                                        Templeton Foreign Securities Fund
    03      Hartford Life    Hartford Leaders    Hartford Life          CLASS 1 SHARES:
            Insurance        Access Variable     Insurance Company      Franklin Strategic Income Securities Fund
            Company          Annuity (no CDSC)   Sep. Acct. 7           Templeton Developing Markets Securities Fund
                             Yes                 Yes                    CLASS 2 SHARES:
                             333-70153           811-04972              Franklin Real Estate Fund
                             HL-NCDSC99                                 Franklin Income Securities Fund
                                                                        Franklin Large Cap Growth Securities Fund
                                                                        Franklin Rising Dividends Securities Fund
                                                                        Franklin Small Cap Fund
                                                                        Mutual Discovery Securities Fund
                                                                        Mutual Shares Securities Fund
                                                                        Templeton Global Asset Allocation Fund
                                                                        Templeton Growth Securities Fund
                                                                        Templeton Foreign Securities Fund

                               PRODUCT NAME
                              REGISTERED Y/N        SEPARATE ACCOUNT NAME
               INSURANCE        1933 ACT #,            REGISTERED Y/N
    #           COMPANY        STATE FORM ID             1940 ACT #               CLASSES OF SHARES AND PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
    04      Hartford Life    Hartford Leaders   Hartford Life and Annuity      CLASS 1 SHARES:
            and Annuity      Access Variable    Insurance Company Sep.Acct. 7  Franklin Strategic Income Securities
            Insurance        Annuity (no CDSC)  Yes                            Fund
            Company          Yes                811-09295                      Templeton Developing Markets Securities
                             333-76425                                         Fund
                             LA-NCDSC99                                        CLASS 2 SHARES:
                                                                               Franklin Real Estate Fund
                                                                               Franklin Income Securities Fund
                                                                               Franklin Large Cap Growth Securities
                                                                               Fund
                                                                               Franklin Rising Dividends Securities
                                                                               Fund
                                                                               Franklin Small Cap Fund
                                                                               Mutual Discovery Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Global Asset Allocation Fund
                                                                               Templeton Growth Securities Fund
                                                                               Templeton Foreign Securities Fund
    05      Hartford Life    Hartford Leaders   Hartford Life Insurance        CLASS 1 SHARES:
            Insurance        Edge Variable      Company Sep. Acct. 7           Franklin Strategic Income Securities
            Company          Annuity (front     Yes                            Fund
                             end sales load)    811-04972                      Templeton Developing Markets Securities
                             Yes                                               Fund
                             333-68463                                         CLASS 2 SHARES:
                             HL-ASHARE98                                       Franklin Real Estate Fund
                                                                               Franklin Income Securities Fund
                                                                               Franklin Large Cap Growth Securities
                                                                               Fund
                                                                               Franklin Rising Dividends Securities
                                                                               Fund Franklin Small Cap Fund
                                                                               Mutual Discovery Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Global Asset Allocation Fund
                                                                               Templeton Growth Securities Fund
                                                                               Templeton Foreign Securities Fund
    06      Hartford Life    Hartford Leaders   Hartford Life and Annuity      CLASS 1 SHARES:
            and Annuity      Edge Variable      Insurance Company Sep.Acct. 7  Franklin Strategic Income Securities
            Insurance        Annuity (front     Yes                            Fund
            Company          end sales load)    811-09295                      Templeton Developing Markets Securities
                             Yes                                               Fund
                             333-76423                                         CLASS 2 SHARES:
                             LA-ASHARE98                                       Franklin Real Estate Fund
                                                                               Franklin Income Securities Fund
                                                                               Franklin Large Cap Growth Securities
                                                                               Fund
                                                                               Franklin Rising Dividends Securities
                                                                               Fund
                                                                               Franklin Small Cap Fund
                                                                               Mutual Discovery Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Global Asset Allocation Fund
                                                                               Templeton Growth Securities Fund
                                                                               Templeton Foreign Securities Fund

                               PRODUCT NAME
                              REGISTERED Y/N        SEPARATE ACCOUNT NAME
               INSURANCE        1933 ACT #,            REGISTERED Y/N
    #           COMPANY        STATE FORM ID             1940 ACT #               CLASSES OF SHARES AND PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
    07      Hartford Life    Hartford Leaders   Hartford Life Insurance        CLASS 1 SHARES:
            Insurance        Plus Variable      Company Sep. Acct. 7           Franklin Strategic Income Securities
            Company          Annuity (payment   Yes                            Fund
                             enhancement)       811-04972                      Templeton Developing Markets Securities
                             Yes                                               Fund
                             333-91927                                         CLASS 2 SHARES:
                             HL-VAXC99                                         Franklin Real Estate Fund
                                                                               Franklin Income Securities Fund
                                                                               Franklin Large Cap Growth Securities
                                                                               Fund
                                                                               Franklin Rising Dividends Securities
                                                                               Fund
                                                                               Franklin Small Cap Fund
                                                                               Mutual Discovery Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Global Asset Allocation Fund
                                                                               Templeton Growth Securities Fund
                                                                               Templeton Foreign Securities Fund
    08      Hartford Life    Hartford Leaders   Hartford Life and Annuity      CLASS 1 SHARES:
            and Annuity      Plus Variable      Insurance Company Sep.Acct. 7  Franklin Strategic Income Securities
            Insurance        Annuity (payment   Yes                            Fund
            Company          enhancement)       811-09295                      Templeton Developing Markets Securities
                             Yes                                               Fund
                             333-91921                                         CLASS 2 SHARES:
                             LA-VAXC99                                         Franklin Real Estate Fund
                                                                               Franklin Income Securities Fund
                                                                               Franklin Large Cap Growth Securities
                                                                               Fund
                                                                               Franklin Rising Dividends Securities
                                                                               Fund
                                                                               Franklin Small Cap Fund
                                                                               Mutual Discovery Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Global Asset Allocation Fund
                                                                               Templeton Growth Securities Fund
                                                                               Templeton Foreign Securities Fund
    09      Hartford Life    Hartford Leaders   Hartford Life Insurance        CLASS 1 SHARES:
            Insurance        Outlook Variable   Company Sep. Acct. 7           Franklin Strategic Income Securities
            Company          Annuity (3-year    Yes                            Fund
                             CDSC)              811-04972                      Templeton Developing Markets Securities
                             Yes                                               Fund
                             333-40414                                         CLASS 2 SHARES:
                             HL-VA00                                           Franklin Real Estate Fund
                                                                               Franklin Income Securities Fund
                                                                               Franklin Large Cap Growth Securities
                                                                               Fund
                                                                               Franklin Rising Dividends Securities
                                                                               Fund
                                                                               Franklin Small Cap Fund
                                                                               Mutual Discovery Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Global Asset Allocation Fund
                                                                               Templeton Growth Securities Fund
                                                                               Templeton Foreign Securities Fund

                               PRODUCT NAME
                              REGISTERED Y/N       SEPARATE ACCOUNT NAME
               INSURANCE        1933 ACT #,           REGISTERED Y/N
    #           COMPANY        STATE FORM ID            1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    10      Hartford Life    Hartford Leaders   Hartford Life and Annuity    CLASS 1 SHARES:
            and Annuity      Outlook Variable   Insurance Company            Franklin Strategic Income Securities
            Insurance        Annuity (3-year    Sep.Acct. 7                  Fund
            Company          CDSC)              Yes                          Templeton Developing Markets Securities
                             Yes                811-09295                    Fund
                             333-40410                                       CLASS 2 SHARES:
                             LA-VA00                                         Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Rising Dividends Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
    11      Hartford Life    Hartford Leaders   Hartford Life Insurance      CLASS 1 SHARES:
            Insurance        Vision ("Wrap")    Company Sep. Acct. 7         Franklin Strategic Income Securities
            Company          Variable Annuity   Yes                          Fund
                             Yes                811-04972                    Templeton Developing Markets Securities
                             333-36138                                       Fund
                             HL-NCDSC99                                      CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
    12      Hartford Life    Hartford Leaders   Hartford Life and Annuity    CLASS 1 SHARES:
            and Annuity      Vision ("Wrap")    Insurance Company            Franklin Strategic Income Securities
            Insurance        Variable Annuity   Sep. Acct. 7                 Fund
            Company          Yes                Yes                          Templeton Developing Markets Securities
                             333-95785          811-09295                    Fund
                             LA-NCDSC99                                      CLASS 2 SHARES:
                                                                             Franklin Real Estate Fund
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Rising Dividends Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual ShaSecurities Fund
                                                                             Templeton Global Asset Allocation Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
    13      Hartford Life    Hartford Leaders   Hartford Life Insurance      CLASS 1 SHARES:
            Insurance        Variable Annuity   Company Sep. Acct. 7         Franklin Strategic Income Securities
            Company          (Series II)        Yes                          Fund
                             Yes                811-04972                    Templeton Developing Markets Securities
                             333-101932                                      Fund
                             HL-VA03                                         CLASS 2 SHARES:
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Rising Dividends Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund

                               PRODUCT NAME
                              REGISTERED Y/N       SEPARATE ACCOUNT NAME
               INSURANCE        1933 ACT #,           REGISTERED Y/N
    #           COMPANY        STATE FORM ID            1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    14      Hartford Life    Hartford Leaders   Hartford Life and Annuity    CLASS 1 SHARES:
            and Annuity      Variable Annuity   Insurance Company            Franklin Strategic Income Securities
            Insurance        (Series II)        Sep. Acct. 7                 Fund
            Company          Yes                Yes                          Templeton Developing Markets Securities
                             333-101933         811-09295                    Fund
                             LA-VA03                                         CLASS 2 SHARES:
                                                                             Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Rising Dividends Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
    15      Hartford Life    Hartford Leaders   Hartford Life Insurance      CLASS 1 SHARES:
            Insurance        Access Variable    Company Sep. Acct. 7         Franklin Strategic Income Securities
            Company          Annuity (Series    Yes                          Fund
                             II)                811-04972                    CLASS 2 SHARES:
                             Yes                                             Franklin Income Securities Fund
                             333-101937                                      Franklin Large Cap Growth Securities
                             HL-NCDSC03                                      Fund
                                                                             Franklin Rising Dividends Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    16      Hartford Life    Hartford Leaders   Hartford Life and Annuity    CLASS 1 SHARES:
            and Annuity      Access Variable    Insurance Company            Franklin Strategic Income Securities
            Insurance        Annuity (Series    Sep. Acct. 7                 Fund
            Company          II)                Yes                          CLASS 2 SHARES:
                             Yes                811-09295                    Franklin Income Securities Fund
                             333-101936                                      Franklin Large Cap Growth Securities
                             LA-NCDSC03                                      Fund
                                                                             Franklin Rising Dividends Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    17      Hartford Life    Hartford Leaders   Hartford Life Insurance      CLASS 1 SHARES:
            Insurance        Edge Variable      Company Sep. Acct. 7         Franklin Strategic Income Securities
            Company          Annuity (Series    Yes                          Fund
                             II)                811-04972                    Templeton Developing Markets Securities
                             Yes                                             Fund
                             333-101942                                      CLASS 2 SHARES:
                             HL-ASHARE03                                     Franklin Income Securities Fund
                                                                             Franklin Large Cap Growth Securities
                                                                             Fund
                                                                             Franklin Rising Dividends Securities
                                                                             Fund
                                                                             Franklin Small Cap Fund
                                                                             Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund

                             PRODUCT NAME
                            REGISTERED Y/N           SEPARATE ACCOUNT NAME
           INSURANCE          1933 ACT #,                REGISTERED Y/N
  #         COMPANY          STATE FORM ID                 1940 ACT #                CLASSES OF SHARES AND PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
 18    Hartford Life      Hartford Leaders     Hartford Life and Annuity           CLASS 1 SHARES:
       and Annuity        Edge Variable        Insurance Company Sep. Acct. 7      Franklin Strategic Income Securities
       Insurance          Annuity (Series II)  Yes                                 Fund
       Company            Yes                  811-09295                           Templeton Developing Markets
                          333-101943                                               Securities Fund
                          LA-ASHARE03                                              CLASS 2 SHARES:
                                                                                   Franklin Income Securities Fund
                                                                                   Franklin Large Cap Growth Securities
                                                                                   Fund
                                                                                   Franklin Rising Dividends Securities
                                                                                   Fund
                                                                                   Franklin Small Cap Fund
                                                                                   Mutual Discovery Securities Fund
                                                                                   Mutual Shares Securities Fund
                                                                                   Templeton Growth Securities Fund
                                                                                   Templeton Foreign Securities Fund
 19    Hartford Life      Hartford Leaders     Hartford Life Insurance             CLASS 1 SHARES:
       Insurance          Plus Variable        Company Sep. Acct. 7                Franklin Strategic Income Securities
       Company            Annuity (Series II)  Yes                                 Fund
                          Yes 333-101948       811-04972                           Templeton Developing Markets
                          HL-VAXC03                                                Securities Fund
                                                                                   CLASS 2 SHARES:
                                                                                   Franklin Income Securities Fund
                                                                                   Franklin Large Cap Growth Securities
                                                                                   Fund
                                                                                   Franklin Rising Dividends Securities
                                                                                   Fund
                                                                                   Franklin Small Cap Fund
                                                                                   Mutual Discovery Securities Fund
                                                                                   Mutual Shares Securities Fund
                                                                                   Templeton Growth Securities Fund
                                                                                   Templeton Foreign Securities Fund
 20    Hartford Life      Hartford Leaders     Hartford Life and Annuity           CLASS 1 SHARES:
       and Annuity        Plus Variable        Insurance Company Sep. Acct. 7      Franklin Strategic Income Securities
       Insurance Company  Annuity (Series II)  Yes                                 Fund
                          Yes                  811-09295                           Templeton Developing Markets
                          333-101949                                               Securities Fund
                          LA-VAXC03                                                CLASS 2 SHARES:
                                                                                   Franklin Income Securities Fund
                                                                                   Franklin Large Cap Growth Securities
                                                                                   Fund
                                                                                   Franklin Rising Dividends Securities
                                                                                   Fund
                                                                                   Franklin Small Cap Fund
                                                                                   Mutual Discovery Securities Fund
                                                                                   Mutual Shares Securities Fund
                                                                                   Templeton Growth Securities Fund
                                                                                   Templeton Foreign Securities Fund
 21    Hartford Life      Hartford Leaders     Hartford Life Insurance             CLASS 1 SHARES:
       Insurance          Outlook              Company Sep. Acct. 7                Franklin Strategic Income Securities
       Company            Variable Annuity     Yes                                 Fund
                          (Series II)          811-04972                           Templeton Developing Markets
                          Yes                                                      Securities Fund
                          333-101954                                               CLASS 2 SHARES:
                          HL-VA03                                                  Franklin Income Securities Fund
                                                                                   Franklin Large Cap Growth Securities
                                                                                   Fund
                                                                                   Franklin Rising Dividends Securities
                                                                                   Fund
                                                                                   Franklin Small Cap Fund
                                                                                   Mutual Discovery Securities Fund
                                                                                   Mutual Shares Securities Fund
                                                                                   Templeton Growth Securities Fund
                                                                                   Templeton Foreign Securities Fund

                             PRODUCT NAME
                            REGISTERED Y/N           SEPARATE ACCOUNT NAME
           INSURANCE          1933 ACT #,                REGISTERED Y/N
  #         COMPANY          STATE FORM ID                 1940 ACT #                 CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------
 22    Hartford Life      Hartford Leaders     Hartford Life and Annuity           CLASS 1 SHARES:
       and Annuity        Outlook              Insurance Company Sep. Acct. 7      Franklin Strategic Income Securities
       Insurance          Variable Annuity     Yes                                 Fund
       Company            (Series II)          811-09295                           Templeton Developing Markets Securities
                          Yes                                                      Fund
                          333-101955                                               CLASS 2 SHARES:
                          LA-VA03                                                  Franklin Income Securities Fund
                                                                                   Franklin Large Cap Growth Securities
                                                                                   Fund
                                                                                   Franklin Rising Dividends Securities
                                                                                   Fund
                                                                                   Franklin Small Cap Fund
                                                                                   Mutual Discovery Securities Fund
                                                                                   Mutual Shares Securities Fund
                                                                                   Templeton Growth Securities Fund
                                                                                   Templeton Foreign Securities Fund

                                   SCHEDULE F

                                RULE 12B-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

                       PORTFOLIO NAME                              MAXIMUM ANNUAL PAYMENT RATE
---------------------------------------------------------------------------------------------------
Franklin Income Securities Fund -- Class 2                                    0.25%
Franklin Large Cap Growth Securities Fund -- Class 2                          0.25%
Franklin Real Estate Fund -- Class 2                                          0.25%
Franklin Rising Dividends Securities Fund -- Class 2                          0.25%
Franklin Small Cap Fund -- Class 2                                            0.25%
Mutual Discovery Securities Fund -- Class 2                                   0.25%
Mutual Shares Securities Fund -- Class 2                                      0.25%
Templeton Foreign Securities Fund -- Class 2                                  0.25%
Templeton Global Asset Allocation Fund -- Class 2                             0.25%
Templeton Growth Securities Fund -- Class 2                                   0.25%

AGREEMENT PROVISIONS

If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty
(30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                  AMENDMENT TO
                  PARTICIPATION AGREEMENT -- HARTFORD LEADERS
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                     Franklin Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                                      and
                 Hartford Securities Distribution Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us") and Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "you") and Hartford Securities Distribution Company, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

The purpose of the Amendment is to document the intentions of the parties to communicate, process and settle purchase and redemptions for shares (collectively, "share transactions") via the Fund/SERV and Networking systems of the National Securities Clearing Corporation ("NSCC").

For purposes of this Amendment, "Fund/SERV" shall mean NSCC's Mutual Fund Settlement, Entry and Registration Verification System, a system for automated, centralized processing of mutual fund purchase and redemption orders, settlement, and account registration; "Networking" shall mean NSCC's system that allows mutual funds and life insurance companies to exchange account level information electronically; and "Settling Bank" shall mean the entity appointed by the Trust or you, as applicable, to perform such settlement services on behalf of the Trust and you, as applicable, which entity agrees to abide by NSCC's then current rules and procedures insofar as they relate to same day funds settlement. In all cases, processing and settlement of share transactions shall be done in a manner consistent with applicable law.

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. In lieu of applicable provisions set forth in Section 3 of the Agreement, the parties agree to provide pricing information, execute orders and wire payments for purchases and redemptions through NSCC and its subsidiary systems, and such activities will be governed by the provisions set forth in this Amendment as follows:

     1.1 We will furnish to you through NSCC's Networking or Mutual Fund Profile System: (i) the most current net asset value information for each Portfolio; (ii) a schedule of anticipated dividend and distribution payment dates for each Portfolio, which is subject to change without prior notice, ordinary income and capital gain dividend rates on the Portfolio's ex-date; and (iii) in the case of fixed income funds that declare daily dividends, the daily accrual or the interest rate factor. All such information shall be furnished to you by 6:30 p.m. Eastern Time on each Business Day or at such other time as that information becomes available.

     1.2 Upon receipt of Portfolio purchase, exchange and redemption instructions for acceptance as of the time at which a Portfolio's net asset value is calculated as specified in such Portfolio's prospectus ("close of trading") on each Business Day ("Instructions"), and upon your determination that there are good funds with respect to Instructions involving the purchase of shares, you will calculate the net purchase or redemption order for each Portfolio.

     1.3 On each Business Day, you shall aggregate all purchase and redemption orders for shares of a Portfolio that you received prior to the close of trading. Orders for net purchases or net redemptions derived from Instructions received by you prior to the close of trading on any given Business Day will be sent to Fund/SERV by 6:00 a.m. Eastern Time, 3:00 a.m. Pacific Time, on the next Business Day. Subject to your compliance with the foregoing, you will be considered the designee of the Underwriter and the Portfolios, and the Business Day on which Instructions are received by you in proper form prior to the close of trading will be the date as of which shares of the Portfolios are deemed purchased, exchanged or redeemed pursuant to such Instructions. Instructions received in proper form by you after the close of trading on any given Business Day shall not be transmitted to NSCC prior to the following Business Day and will be treated as if received on the next following Business Day. Dividends and capital gain distributions will be automatically reinvested at net asset value in accordance with the Portfolio's then current prospectuses.

     1.4 All orders are subject to acceptance by Underwriter and become effective only upon confirmation by Underwriter. Underwriter reserves the right: (i) not to accept any specific order for the purchase or exchange of shares through Fund/SERV; and (ii) to require any redemption order to be settled outside of Fund/SERV, in which case the order shall not be "confirmed" by Underwriter, but rather shall be accepted for redemption in accordance with Section 3.7 of the Agreement.

     1.5 All trades placed through Fund/SERV and confirmed by Underwriter via Fund/SERV shall settle in accordance with Underwriter's profile within Fund/SERV applicable to you. Underwriter agrees to provide you with account positions and activity data relating to share transactions via Networking.

     1.6 You will wire payment for net purchase orders by the Trust's NSCC Firm Number, in immediately available funds, to an NSCC settling bank account designated by you in accordance with NSCC rules and procedures on the same Business Day such purchase orders are communicated to NSCC. For purchases of shares of daily dividend accrual funds, those shares will not begin to accrue dividends until the day the payment for those shares is received.

     1.7 NSCC will wire payment for net redemption orders by the Trust, in immediately available funds, to an NSCC settling bank account designated by you in accordance with NSCC rules and procedures on the Business Day such redemption orders are communicated to NSCC, except as provided in the Trust's prospectus and statement of additional information.

     1.8 If on any specific day you or Underwriter are unable to meet the NSCC deadline for the transmission of purchase or redemption orders for that day, a party may at its option transmit such orders and make such payments for purchases and redemptions directly to you or us, as applicable, as is otherwise provided in the Agreement; provided, however, that we must receive written notification from you by 6:00 a.m. Pacific time on any day that you wish to transmit such orders and/or make such payments directly to us.

     1.9 In the event that you or we are unable to or prohibited from electronically communicating, processing or settling share transactions via Fund/SERV, you or we shall notify the other, including providing the notification provided in Section 1.8 , above. After all parties have been notified, you and we shall submit orders using manual transmissions as is otherwise provided in the Agreement.

     1.10 These procedures are subject to any additional terms in each Portfolio's prospectus and the requirements of applicable law. The Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio.

2.  New Section 2.4.3 of the Agreement is hereby added as follows:

     2.4.3. You and Underwriter represent and warrant that each: (a) has entered into an agreement with NSCC; (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking; (c) intends to remain at all times in compliance with the then current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of share transactions; and (d) will notify the other party if there is a change in or a pending failure with respect to its agreement with NSCC.

3.  A new Section 7.1.5 is hereby added to the Agreement as follows:

     7.1.5 In consideration for orders for the purchase, exchange or sale of shares of the Portfolios communicated by you by way of Fund/SERV, you shall further indemnify and hold harmless Indemnified Parties from and against all Losses that may arise in connection with any orders for the purchase, exchange or sale of shares of the Portfolios communicated by you or your agents by way of Fund/SERV, including but not limited to Losses resulting from Instructions involving investment in incorrect Portfolios or any fraudulent or unauthorized transaction by either you or your Contract owner through no fault of the Indemnified Parties. You shall also reimburse the Trust and Underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending against such Losses. This indemnity agreement is in addition to any other liability that you may otherwise have.

Effective Date of this Amendment: January 20, 2004.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment.

The Company:                             HARTFORD LIFE INSURANCE COMPANY

                                         By:    /s/ David N. Levenson
                                                ------------------------------------
                                         Name:  David N. Levenson
                                         Title: Senior Vice President and Director,
                                                Retail Product Management Group

                                         HARTFORD LIFE AND ANNUITY INSURANCE
                                         COMPANY

                                         By:    /s/ David N. Levenson
                                                ------------------------------------
                                         Name:  David N. Levenson
                                         Title: Senior Vice President and Director,
                                                Retail Product Management Group

Distributor for the Company              HARTFORD SECURITIES DISTRIBUTION
                                         COMPANY, INC.

                                         By:    /s/ George R. Jay
                                                ------------------------------------
                                         Name:  George R. Jay
                                         Title: Controller

The Trust:                               FRANKLIN TEMPLETON VARIABLE INSURANCE
                                         PRODUCTS TRUST

     ONLY ON BEHALF OF
     EACH PORTFOLIO LISTED
     ON SCHEDULE C OF
     THE AGREEMENT.                      By:    /s/ Karen L. Skidmore
                                                ------------------------------------
                                         Name:  Karen L. Skidmore
                                         Title: Assistant Vice President

The Underwriter:                         FRANKLIN TEMPLETON DISTRIBUTORS, INC.

                                         By:    /s/ Philip J. Kearns
                                                ------------------------------------
                                         Name:  Philip J. Kearns
                                         Title: Vice President

                                  AMENDMENT TO
                  PARTICIPATION AGREEMENT -- HARTFORD LEADERS

              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                                      and
                 Hartford Securities Distribution Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "you") and Hartford Securities Distribution Company, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 (the "Agreement"). The parties now desire to amend the Agreement in this Amendment (the "Amendment").

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules C, D and F of the Agreement are deleted and replaced in their entirety with the Schedules C, D and F attached hereto, respectively.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of May 2, 2005.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF THE AGREEMENT.       By:     /s/ Karen L. Skidmore
                                                     -----------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Assistant Vice President

The Underwriter:                             FRANKLIN/TEMPLETON DISTRIBUTORS,
                                             INC.

                                             By:     /s/ Peter Jones
                                                     -----------------------------
                                             Name:   Peter Jones
                                             Title:  President

The Company:                                 HARTFORD LIFE INSURANCE COMPANY

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Vice President

                                             HARTFORD LIFE AND ANNUITY INSURANCE
                                             COMPANY

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Vice President

Distributor for the Company:                 HARTFORD SECURITIES DISTRIBUTION
                                             COMPANY, INC.

                                             By:     /s/ George Jay
                                                     -----------------------------
                                             Name:   George Jay
                                             Title:  Chief Compliance Officer

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund -- Class 2                     Franklin Advisers, Inc.
Franklin Income Securities Fund -- Class 2                              Franklin Advisers, Inc.
Franklin Large Cap Growth Securities Fund -- Class 2                    Franklin Advisers, Inc.
Franklin Large Cap Value Securities Fund -- Class 2                     Franklin Advisory Services, LLC
Franklin Real Estate Fund -- Class 2                                    Franklin Advisers, Inc.
Franklin Rising Dividends Securities Fund -- Class 2                    Franklin Advisory Services, LLC
Franklin Small-Mid Cap Growth Securities Fund -- Class 2                Franklin Advisers, Inc.
Franklin Strategic Income Securities Fund -- Class 1                    Franklin Advisers, Inc.
Mutual Discovery Securities Fund -- Class 2                             Franklin Mutual Advisers, LLC
Mutual Shares Securities Fund -- Class 2                                Franklin Mutual Advisers, LLC
Templeton Developing Markets Securities Fund -- Class 1                 Templeton Asset Management Ltd.
Templeton Foreign Securities Fund -- Class 2                            Templeton Investment Counsel, LLC
Templeton Global Asset Allocation Fund -- Class 2                       Templeton Investment Counsel, LLC
Templeton Growth Securities Fund -- Class 2                             Templeton Global Advisors Limited

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                           PRODUCT NAME
                          REGISTERED Y/N       SEPARATE ACCOUNT NAME
         INSURANCE          1933 ACT #,           REGISTERED Y/N
  #       COMPANY          STATE FORM ID            1940 ACT #                     CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------------
 1.    Hartford Life   Hartford Leaders       Hartford Life and        CLASS 1 SHARES:
       and Annuity     Access Variable        Annuity Insurance        Franklin Strategic Income Securities Fund
       Insurance       Annuity (no CDSC)      Company Sep.Acct. 7      Templeton Developing Markets Securities Fund
       Company         Yes                    Yes                      CLASS 2 SHARES:
                       333-76425              811-09295                Franklin Flex Cap Growth Securities Fund
                       LA-NCDSC99                                      Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Real Estate Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Asset Allocation Fund
                                                                       Templeton Growth Securities Fund
 2.    Hartford Life   Hartford Leaders       Hartford Life Insurance  CLASS 1 SHARES:
       Insurance       Access Variable        Company Sep. Acct. 7     Franklin Strategic Income Securities Fund
       Company         Annuity (no CDSC)      Yes                      Templeton Developing Markets Securities Fund
                       Yes                    811-04972                CLASS 2 SHARES:
                       333-70153                                       Franklin Flex Cap Growth Securities Fund
                       HL-NCDSC99                                      Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Real Estate Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Asset Allocation Fund
                                                                       Templeton Growth Securities Fund
 3.    Hartford Life   Hartford Leaders       Hartford Life and        CLASS 1 SHARES:
       and Annuity     Access Variable        Annuity Insurance        Franklin Strategic Income Securities Fund
       Insurance       Annuity (Series        Company Sep. Acct. 7     CLASS 2 SHARES:
       Company         II-III)                Yes                      Franklin Flex Cap Growth Securities Fund
                       Yes                    811-09295                Franklin Income Securities Fund
                       333-101936                                      Franklin Large Cap Growth Securities Fund
                       LA-NCDSC03                                      Franklin Large Cap Value Securities Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Growth Securities Fund

                          PRODUCT NAME
                         REGISTERED Y/N        SEPARATE ACCOUNT NAME
          INSURANCE        1933 ACT #,             REGISTERED Y/N
  #        COMPANY        STATE FORM ID              1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
  4.    Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
        Insurance      Access Variable      Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
        Company        Annuity (Series      Yes                           CLASS 2 SHARES:
                       II-III)              811-04972                     Franklin Flex Cap Growth Securities Fund
                       Yes                                                Franklin Income Securities Fund
                       333-101937                                         Franklin Large Cap Growth Securities Fund
                       HL-NCDSC03                                         Franklin Large Cap Value Securities Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities
                                                                          Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Growth Securities Fund
  5.    Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
        and Annuity    Edge Variable        Insurance Company             Franklin Strategic Income Securities Fund
        Insurance      Annuity (front end   Sep.Acct. 7                   Templeton Developing Markets Securities Fund
        Company        sales load)          Yes                           CLASS 2 SHARES:
                       Yes                  811-09295                     Franklin Flex Cap Growth Securities Fund
                       333-76423                                          Franklin Income Securities Fund
                       LA-ASHARE98                                        Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Real Estate Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Global Asset Allocation Fund
                                                                          Templeton Growth Securities Fund
  6.    Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
        Insurance      Edge Variable        Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
        Company        Annuity (front end   Yes                           Templeton Developing Markets Securities Fund
                       sales load)          811-04972                     CLASS 2 SHARES:
                       Yes                                                Franklin Flex Cap Growth Securities Fund
                       333-68463                                          Franklin Income Securities Fund
                       HL-ASHARE98                                        Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Real Estate Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Global Asset Allocation Fund
                                                                          Templeton Growth Securities Fund

                          PRODUCT NAME
                         REGISTERED Y/N        SEPARATE ACCOUNT NAME
          INSURANCE        1933 ACT #,             REGISTERED Y/N
  #        COMPANY        STATE FORM ID              1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
  7.    Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
        and Annuity    Edge Variable        Insurance Company             Franklin Strategic Income Securities Fund
        Insurance      Annuity (Series      Sep. Acct. 7                  Templeton Developing Markets Securities Fund
        Company        II-III)              Yes                           CLASS 2 SHARES:
                       Yes                  811-09295                     Franklin Flex Cap Growth Securities Fund
                       333-101943                                         Franklin Income Securities Fund
                       LA-ASHARE03                                        Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Growth Securities Fund
  8.    Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
        Insurance      Edge Variable        Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
        Company        Annuity (Series      Yes                           Templeton Developing Markets Securities Fund
                       II-III)              811-04972                     CLASS 2 SHARES:
                       Yes                                                Franklin Flex Cap Growth Securities Fund
                       333-101942                                         Franklin Income Securities Fund
                       HL-ASHARE03                                        Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Growth Securities Fund
  9.    Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
        and Annuity    Outlook Variable     Insurance Company             Franklin Strategic Income Securities Fund
        Insurance      Annuity (3-year      Sep. Acct. 7                  Templeton Developing Markets Securities Fund
        Company        CDSC)                Yes                           CLASS 2 SHARES:
                       Yes                  811-09295                     Franklin Flex Cap Growth Securities Fund
                       333-40410                                          Franklin Income Securities Fund
                       LA-VA00                                            Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Real Estate Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Global Asset Allocation Fund
                                                                          Templeton Growth Securities Fund

                          PRODUCT NAME
                         REGISTERED Y/N        SEPARATE ACCOUNT NAME
          INSURANCE        1933 ACT #,             REGISTERED Y/N
  #        COMPANY        STATE FORM ID              1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
 10.    Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
        Insurance      Outlook Variable     Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
        Company        Annuity (3-year      Yes                           Templeton Developing Markets Securities Fund
                       CDSC)                811-04972                     CLASS 2 SHARES:
                       Yes                                                Franklin Flex Cap Growth Securities Fund
                       333-40414                                          Franklin Income Securities Fund
                       HL-VA00                                            Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Real Estate Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Global Asset Allocation Fund
                                                                          Templeton Growth Securities Fund
 11.    Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
        and Annuity    Outlook Variable     Insurance Company             Franklin Strategic Income Securities Fund
        Insurance      Annuity (Series      Sep. Acct. 7                  Templeton Developing Markets Securities Fund
        Company        II-III)              Yes                           CLASS 2 SHARES:
                       Yes                  811-09295                     Franklin Flex Cap Growth Securities Fund
                       333-101955                                         Franklin Income Securities Fund
                       LA-VA03                                            Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Growth Securities Fund
 12.    Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
        Insurance      Outlook Variable     Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
        Company        Annuity (Series      Yes                           Templeton Developing Markets Securities Fund
                       II-III)              811-04972                     CLASS 2 SHARES:
                       Yes                                                Franklin Flex Cap Growth Securities Fund
                       333-101954                                         Franklin Income Securities Fund
                       HL-VA03                                            Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Growth Securities Fund

                          PRODUCT NAME
                         REGISTERED Y/N        SEPARATE ACCOUNT NAME
          INSURANCE        1933 ACT #,             REGISTERED Y/N
  #        COMPANY        STATE FORM ID              1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------
 13.    Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
        and Annuity    Plus Variable        Insurance Company             Franklin Strategic Income Securities Fund
        Insurance      Annuity (payment     Sep.Acct. 7                   Templeton Developing Markets Securities Fund
        Company        enhancement)         Yes                           CLASS 2 SHARES:
                       Yes                  811-09295                     Franklin Flex Cap Growth Securities Fund
                       333-91921                                          Franklin Income Securities Fund
                       LA-VAXC99                                          Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Real Estate Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Global Asset Allocation Fund
                                                                          Templeton Growth Securities Fund
 14.    Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
        Insurance      Plus Variable        Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
        Company        Annuity (payment     Yes                           Templeton Developing Markets Securities Fund
                       enhancement)         811-04972                     CLASS 2 SHARES:
                       Yes                                                Franklin Flex Cap Growth Securities Fund
                       333-91927                                          Franklin Income Securities Fund
                       HL-VAXC99                                          Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Real Estate Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Global Asset Allocation Fund
                                                                          Templeton Growth Securities Fund
 15.    Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
        and Annuity    Plus Variable        Insurance Company             Franklin Strategic Income Securities Fund
        Insurance      Annuity (Series      Sep. Acct. 7                  Templeton Developing Markets Securities Fund
        Company        II-III)              Yes                           CLASS 2 SHARES:
                       Yes                  811-09295                     Franklin Flex Cap Growth Securities Fund
                       333-101949                                         Franklin Income Securities Fund
                       LA-VAXC03                                          Franklin Large Cap Growth Securities Fund
                                                                          Franklin Large Cap Value Securities Fund
                                                                          Franklin Rising Dividends Securities Fund
                                                                          Franklin Small-Mid Cap Growth Securities Fund
                                                                          Mutual Discovery Securities Fund
                                                                          Mutual Shares Securities Fund
                                                                          Templeton Foreign Securities Fund
                                                                          Templeton Growth Securities Fund

                       PRODUCT NAME
                      REGISTERED Y/N        SEPARATE ACCOUNT NAME
       INSURANCE        1933 ACT #,             REGISTERED Y/N
 #      COMPANY        STATE FORM ID              1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
16.  Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
     Insurance      Plus Variable        Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
     Company        Annuity (Series      Yes                           Templeton Developing Markets Securities Fund
                    II-III)              811-04972                     CLASS 2 SHARES:
                    Yes                                                Franklin Flex Cap Growth Securities Fund
                    333-101948                                         Franklin Income Securities Fund
                    HL-VAXC03                                          Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Growth Securities Fund
17.  Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
     and Annuity    Variable Annuity     Insurance Company             Franklin Strategic Income Securities Fund
     Insurance      Yes                  Sep.Acct. 7                   Templeton Developing Markets Securities Fund
     Company        333-76419            Yes                           CLASS 2 SHARES:
                    LA-VA99              811-09295                     Franklin Flex Cap Growth Securities Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Real Estate Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Asset Allocation Fund
                                                                       Templeton Growth Securities Fund
18.  Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
     Insurance      Variable Annuity     Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
     Company        Yes                  Yes                           Templeton Developing Markets Securities Fund
                    333-69475            811-04972                     CLASS 2 SHARES:
                    HL-VA99                                            Franklin Flex Cap Growth Securities Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Real Estate Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Asset Allocation Fund
                                                                       Templeton Growth Securities Fund.

                       PRODUCT NAME
                      REGISTERED Y/N        SEPARATE ACCOUNT NAME
       INSURANCE        1933 ACT #,             REGISTERED Y/N
 #      COMPANY        STATE FORM ID              1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
19.  Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
     and Annuity    Variable Annuity     Insurance Company             Franklin Strategic Income Securities Fund
     Insurance      (Series II-III)      Sep. Acct. 7                  Templeton Developing Markets Securities Fund
     Company        Yes                  Yes                           CLASS 2 SHARES:
                    333-101933           811-09295                     Franklin Flex Cap Growth Securities Fund
                    LA-VA03                                            Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Growth Securities Fund
20.  Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
     Insurance      Variable Annuity     Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
     Company        (Series II-III)      Yes                           Templeton Developing Markets Securities Fund
                    Yes                  811-04972                     CLASS 2 SHARES:
                    333-101932                                         Franklin Flex Cap Growth Securities Fund
                    HL-VA03                                            Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Growth Securities Fund
21.  Hartford Life  Hartford Leaders     Hartford Life and Annuity     CLASS 1 SHARES:
     and Annuity    Vision ("Wrap")      Insurance Company             Franklin Strategic Income Securities Fund
     Insurance      Variable Annuity     Sep. Acct. 7                  Templeton Developing Markets Securities Fund
     Company        Yes                  Yes                           CLASS 2 SHARES:
                    333-95785            811-09295                     Franklin Flex Cap Growth Securities Fund
                    LA-NCDSC99                                         Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Real Estate Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Asset Allocation Fund
                                                                       Templeton Growth Securities Fund

                       PRODUCT NAME
                      REGISTERED Y/N        SEPARATE ACCOUNT NAME
       INSURANCE        1933 ACT #,             REGISTERED Y/N
 #      COMPANY        STATE FORM ID              1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
22.  Hartford Life  Hartford Leaders     Hartford Life Insurance       CLASS 1 SHARES:
     Insurance      Vision ("Wrap")      Company Sep. Acct. 7          Franklin Strategic Income Securities Fund
     Company        Variable Annuity     Yes                           Templeton Developing Markets Securities Fund
                    Yes                  811-04972                     CLASS 2 SHARES:
                    333-36138                                          Franklin Flex Cap Growth Securities Fund
                    HL-NCDSC99                                         Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Real Estate Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small-Mid Cap Growth Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Asset Allocation Fund
                                                                       Templeton Growth Securities Fund

                                   SCHEDULE F

                                RULE 12B-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

                                                        MAXIMUM ANNUAL
PORTFOLIO NAME                                           PAYMENT RATE
--------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund                      0.25%
Franklin Income Securities Fund                               0.25%
Franklin Large Cap Growth Securities Fund                     0.25%
Franklin Large Cap Value Securities Fund                      0.25%
Franklin Real Estate Fund                                     0.25%
Franklin Rising Dividends Securities Fund                     0.25%
Franklin Small-Mid Cap Growth Securities Fund                 0.25%
Mutual Discovery Securities Fund                              0.25%
Mutual Shares Securities Fund                                 0.25%
Templeton Foreign Securities Fund                             0.25%
Templeton Global Asset Allocation Fund                        0.25%
Templeton Growth Securities Fund                              0.25%

AGREEMENT PROVISIONS

If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                      AMENDMENT TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                   Hartford Life Insurance Company (Leaders)
                  Hartford Life and Annuity Insurance Company
                 Hartford Securities Distribution Company, Inc

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company (Leaders) and Hartford Life and Annuity Insurance Company (together the "Company" or "you"), and Hartford Securities Distribution Company, Inc, your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000, as amended (the "Agreement"). The parties now desire to amend the Agreement by this amendment (the "Amendment").

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 1 and Section 2.2.1 are hereby each amended to reflect that Franklin Templeton Variable Insurance Products Trust (the "Trust") is organized as a statutory trust under the laws of the State of Delaware, effective as of May 1, 2007.

2.   Section 3.1.3 is amended and restated in its entirety as follows:

     "3.1.3 We agree that shares of the Trust will be sold only to: (i) life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order; and (ii) investment companies in the form of funds of funds. No shares of any Portfolio will be sold to the general public."

3.   Section 5.2 is amended and restated in its entirety as follows:

     "5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares owned by subaccounts for which no instructions have been received from Contract owners in the same proportion as Trust shares of such Portfolio for which instructions have been received from Contract owners; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law."

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of June 5, 2007.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF THE AGREEMENT        By:     /s/ Karen L. Skidmore
                                                     -----------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Vice President

The Underwriter:                             FRANKLIN/TEMPLETON DISTRIBUTORS,
                                             INC.

                                             By:     /s/ Thomas Regner
                                                     ------------------------------
                                             Name:   Thomas Regner
                                             Title:  Senior Vice President

The Company:                                 HARTFORD LIFE INSURANCE COMPANY
                                             (LEADERS)

                                             By:     /s/ Robert Arena
                                                     ------------------------------
                                             Name:   Robert Arena
                                             Title:  Senior Vice President

                                             HARTFORD LIFE AND ANNUITY INSURANCE
                                             COMPANY

                                             By:     /s/ Robert Arena
                                                     ------------------------------
                                             Name:   Robert Arena
                                             Title:  Senior Vice President

The Distributor:                             HARTFORD SECURITIES DISTRIBUTION
                                             COMPANY, INC

                                             By:     /s/ Robert Arena
                                                     ------------------------------
                                             Name:   Robert Arena
                                             Title:  Senior Vice President

                                 AMENDMENT 5 TO
                  PARTICIPATION AGREEMENT -- HARTFORD LEADERS

              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                                      and
                 Hartford Securities Distribution Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "you") and Hartford Securities Distribution Company, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and subsequently amended May 1, 2003, January 20, 2004, May 2, 2005 and June 5, 2007 (the "Agreement"). The parties now desire to amend the Agreement by this Amendment (the "Amendment").

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.   Section 2.3.2 is amended and restated in its entirety as follows:

     "2.3.2 Each investment adviser (each, an "Adviser") of a Portfolio, as indicated in the current prospectus of the Portfolio, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or exempt from such registration."

2. The term "National Association of Securities Dealers, Inc. (the "NASD") is hereby replaced with "Financial Industry Regulatory Authority ("FINRA")" throughout the Agreement in sections 2.1.6, 2.3.1, 10.7, 10.8 and Schedule F, respectively.

3. Schedules B, C, D and F of the Agreement are deleted and replaced in their entirety with the Schedules B, C, D and F attached hereto, respectively.

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2008.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF THE AGREEMENT.       By:     /s/ Karen L. Skidmore
                                                     -----------------------------
                                                     Karen L. Skidmore,
                                                     Vice President

The Underwriter:                             FRANKLIN/TEMPLETON DISTRIBUTORS,
                                             INC.

                                             By:     /s/ Thomas Regner
                                                     -----------------------------
                                                     Thomas Regner, Senior Vice
                                                     President

The Company:                                 HARTFORD LIFE INSURANCE COMPANY
                                             By its authorized officer,

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Senior Vice President

                                             HARTFORD LIFE AND ANNUITY INSURANCE
                                             COMPANY
                                             By its authorized officer,

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Senior Vice President

Distributor for the Company:                 HARTFORD SECURITIES DISTRIBUTION
                                             COMPANY, INC.
                                             By its authorized officer,

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Senior Vice President

                                   SCHEDULE B

                            ACCOUNTS OF THE COMPANY

                                                         SEC REGISTRATION
NAME OF ACCOUNT                                               YES/NO
-------------------------------------------------------------------------
Hartford Life Insurance Company Separate Account Seven         Yes
Hartford Life and Annuity Insurance Company Separate           Yes
Account Seven

                                   SCHEDULE C

            AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

Franklin Flex Cap Growth Securities Fund -- Class 2 and Class 4
Franklin Income Securities Fund -- Class 2 and Class 4
Franklin Large Cap Growth Securities Fund -- Class 2
Franklin Large Cap Value Securities Fund -- Class 2
Franklin Global Real Estate Securities Fund -- Class 2
Franklin Rising Dividends Securities Fund -- Class 2
Franklin Small-Mid Cap Growth Securities Fund -- Class 2 and Class 4 Franklin Small Cap Value Securities Fund -- Class 2 and Class 4
Franklin Strategic Income Securities Fund -- Class 1, Class 2 and Class 4 Mutual Discovery Securities Fund -- Class 2 and Class 4
Mutual Shares Securities Fund -- Class 2 and Class 4
Templeton Developing Markets Securities Fund -- Class 1, Class 2 and Class 4 Templeton Foreign Securities Fund -- Class 2 and Class 4
Templeton Global Asset Allocation Fund -- Class 2
Templeton Global Income Securities Fund -- Class 2 and Class 4
Templeton Growth Securities Fund -- Class 2 and Class 4

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

Hartford Leaders (all series)
Hartford Leaders Access (all series)
Hartford Leaders Outlook (all series)
Hartford Leaders Plus (all series)
Hartford Leaders Edge (all series)
Hartford Leaders Vision (all series)
Hartford Leaders Foundation (all series)
Hartford Leaders Foundation Edge (all series)
The Director (all series)

                                   SCHEDULE F

                         RULE 12b-1 PLANS OF THE TRUST

COMPENSATION

Each Class 2 Portfolio named or referenced on Schedule C of this Agreement shall pay a maximum annual payment rate of 0.25% stated as a percentage per year of that Portfolio's Class 2 average daily net assets, pursuant to the terms and conditions of its Class 2 Rule 12b-1 distribution plan. Each Class 4 Portfolio named or referenced on Schedule C of this Agreement shall pay a maximum annual payment rate of 0.35% stated as a percentage per year of that Portfolio's Class 4 average daily net assets, pursuant to the terms and conditions of its Class 4 Rule 12b-1 distribution plan.

AGREEMENT PROVISIONS

If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") that are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company on behalf of its Distributor, may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service that is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under FINRA rules.

Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the compensation provision stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty, or as provided in the Plan. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency. You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                 AMENDMENT 6 TO
                  PARTICIPATION AGREEMENT -- HARTFORD LEADERS

              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                                      and
                 Hartford Securities Distribution Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together, "you") and Hartford Securities Distribution Company, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and subsequently amended May 1, 2003, January 20, 2004, May 2, 2005, June 5, 2007, and May 1, 2008 (the "Agreement"). The parties now desire to amend the Agreement by this Amendment (the "Amendment").

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules C and D of the Agreement are deleted and replaced in their entirety with the Schedules C and D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of October 19, 2009.

The Trust:                               FRANKLIN TEMPLETON VARIABLE INSURANCE
                                         PRODUCTS TRUST

                                         By:    /s/ Karen L. Skidmore
                                                ----------------------------------
                                         Name:  Karen L. Skidmore
                                         Title: Vice President

The Underwriter:                         FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                         By:    /s/ Thomas Regner
                                                ----------------------------------
                                         Name:  Thomas Regner
                                         Title: Senior Vice President

The Company:                             HARTFORD LIFE INSURANCE COMPANY
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ----------------------------------
                                         Name:  Robert Arena
                                         Title: Executive Vice President

                                         HARTFORD LIFE AND ANNUITY INSURANCE
                                         COMPANY
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ----------------------------------
                                         Name:  Robert Arena
                                         Title: Executive Vice President

Distributor for the Company:             HARTFORD SECURITIES DISTRIBUTION
                                         COMPANY, INC.
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ----------------------------------
                                         Name:  Robert Arena
                                         Title: Executive Vice President

                                   SCHEDULE C

            AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

Franklin Flex Cap Growth Securities Fund -- Class 2 and Class 4
Franklin Income Securities Fund -- Class 2 and Class 4
Franklin Large Cap Growth Securities Fund -- Class 2
Franklin Large Cap Value Securities Fund -- Class 2
Franklin Global Real Estate Securities Fund -- Class 2
Franklin Rising Dividends Securities Fund -- Class 2 and Class 4
Franklin Small-Mid Cap Growth Securities Fund -- Class 2 and Class 4 Franklin Small Cap Value Securities Fund -- Class 2 and Class 4
Franklin Strategic Income Securities Fund -- Class 1, Class 2 and Class 4 Mutual Global Discovery Securities Fund -- Class 2 and Class 4
Mutual Shares Securities Fund -- Class 2 and Class 4
Templeton Developing Markets Securities Fund -- Class 1, Class 2 and Class 4 Templeton Foreign Securities Fund -- Class 2 and Class 4
Templeton Global Asset Allocation Fund -- Class 2
Templeton Global Bond Securities Fund -- Class 2 and Class 4
Templeton Growth Securities Fund -- Class 2 and Class 4

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

Hartford Leaders B-Share (Core) (all series)
Hartford Leaders C-Share (Access) (all series)
Hartford Leaders Outlook (all series)
Hartford Leaders Plus (all series)
Hartford Leaders A-Share (Edge) (all series)
Hartford Leaders I-Share (Advisory) (all series)
Hartford Leaders Vision (all series)
Hartford Leaders Foundation (all series)
Hartford Leaders Foundation Edge (all series)
The Director (all series)

                               AMENDMENT NO. 7 TO
                  PARTICIPATION AGREEMENT -- HARTFORD LEADERS

              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                 Hartford Securities Distribution Company, Inc

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together the "Company" or "you"), and Hartford Securities Distribution Company, Inc, your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000, and subsequently amended May 1, 2003, January 20, 2004, May 2, 2005, June 5, 2007, May 1, 2008 and October 19, 2009 (the
"Agreement"). The parties now desire to amend the Agreement by this amendment (the "Amendment"). Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 6 is amended and restated in its entirety as set forth in Attachment A to this Amendment.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of September 22, 2010.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF THE AGREEMENT.       By:     /s/ Karen L. Skidmore
                                                     -----------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Vice President

The Underwriter:                         FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                         By:    /s/ Thomas M. Regner
                                                ------------------------------------
                                         Name:  Thomas M. Regner
                                         Title: Executive Vice President

The Company:                             HARTFORD LIFE INSURANCE COMPANY
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ------------------------------------
                                         Name:  Robert Arena
                                         Title:

                                         HARTFORD LIFE AND ANNUITY INSURANCE
                                         COMPANY
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ------------------------------------
                                         Name:  Robert Arena
                                         Title:

The Distributor:                         HARTFORD SECURITIES DISTRIBUTION
                                         COMPANY, INC
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ------------------------------------
                                         Name:  Robert Arena
                                         Title:

                                  ATTACHMENT A

6.  SALES MATERIAL, INFORMATION AND TRADEMARKS

6.1 For purposes of this Section 6, "Sales Literature/ Promotional Material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, web-sites and other electronic communications or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

6.2 You may use the name of the Trust and trademarks and the logo of the Underwriter in Sales Literature/Promotional Material as reasonably necessary to carry out your performance and obligations under this Agreement provided that you comply with the provisions of this Agreement. You agree to abide by any reasonable use guidelines regarding use of such trademarks and logos that we may give from time to time. You shall, as we may request from time to time, promptly furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents"), as well as any report, solicitation for voting instructions, Sales Literature/ Promotional Material created and approved by you, and all amendments to any of the above that relate to the Contracts, the Accounts, the Trust, or Underwriter or its affiliates.

6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales Literature/Promotional Material created by us for the Trust and provided by the Trust or its designee to you, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

6.4 You agree, represent and warrant that you are solely responsible for any Sales Literature/ Promotional Material prepared by you and that such material will: (a) conform to all requirements of any applicable laws or regulations of any government or authorized agency having jurisdiction over the offering or sale of shares of the Portfolios or Contracts; (b) be solely based upon and not contrary to or inconsistent with the information or materials provided to you by us or a Portfolio; and (c) be made available promptly to us upon our request. You agree to file any Sales Literature/Promotional Material prepared by you with FINRA, or other applicable legal or regulatory authority, within the timeframes that may be required from time to time by FINRA or such other legal or regulatory authority. Unless otherwise expressly agreed to in writing, it is understood that we will neither review nor approve for use any materials prepared by you and will not be materially involved in the preparation of, or have any responsibility for, any such materials prepared by you. You are not authorized to modify or translate any materials we have provided to you.

6.5 You shall promptly notify us of any written customer complaint or notice of any regulatory investigation or proceeding received by you relating to any Disclosure Documents or Sales Literature/Promotional Material that reference the Trust or a Portfolio.

6.6 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations, including naming you as a Trust shareholder, contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales Literature/ Promotional Material, except as required by legal process or regulatory authorities or with your written permission.

6.7 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

6.8 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

6.9 You agree that any posting of Designated Portfolio Documents on your website or use of Designated Portfolio Documents in any other electronic format will result in the Designated Portfolio Documents: (i) appearing identical to the hard copy printed version or .pdf format file provided to you by us (except that you may reformat .pdf format prospectus files in order to delete blank pages and to insert .pdf format prospectus supplement files provided by us to you); (ii) being clearly associated with the particular Contracts in which they are available; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; and (iv) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Designated Portfolio Documents is in compliance with this Agreement, including Section 4.6 of the Agreement. We reserve the right to inspect and review your website if any Designated Portfolio Documents and/or other Trust documents are posted on your website and you shall, upon our reasonable request, provide us timely access to your website materials to perform such inspection and review.

In addition, you agree to be solely responsible for maintaining and updating the Designated Portfolio Documents' .pdf files, to the extent that revised Designated Portfolio Documents are made available to you, and removing and/or replacing promptly any outdated prospectuses and other documents, as necessary, ensuring that any accompanying instructions by us, for using or stopping use, are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Designated Portfolio Documents on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures.

                               AMENDMENT NO. 8 TO
                       PARTICIPATION AGREEMENT -- LEADERS

              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                                      and
                 Hartford Securities Distribution Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (the "Company" or "you"), and Hartford Securities Distribution Company, your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000, and subsequently amended May 1, 2003, January 20, 2004, May 2, 2005, June 5, 2007, May 1, 2008, October 19, 2009 and September 22, 1010 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedule D of the Agreement is deleted and replaced in entirety with the Schedule D attached hereto.

Except as modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 2, 2011.

The Trust:                               FRANKLIN TEMPLETON VARIABLE INSURANCE
                                         PRODUCTS TRUST

ONLY ON BEHALF OF
EACH PORTFOLIO LISTED
ON SCHEDULE C OF
THE AGREEMENT.                           By:    /s/ Karen L. Skidmore
                                                ----------------------------------
                                         Name:  Karen L. Skidmore
                                         Title: Vice President

The Underwriter:                         FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                         By:    /s/ Thomas M. Regner
                                                ----------------------------------
                                         Name:  Thomas M. Regner
                                         Title: Executive Vice President

The Company:                             HARTFORD LIFE INSURANCE COMPANY

                                         By:    /s/ Steven M. Kluever
                                                ----------------------------------
                                         Name:  Steven M. Kluever
                                         Title: Vice President

                                         HARTFORD LIFE AND ANNUITY INSURANCE
                                         COMPANY

                                         By:    /s/ Steven M. Kluever
                                                ----------------------------------
                                         Name:  Steven M. Kluever
                                         Title: Vice President

The Distributor:                         HARTFORD SECURITIES DISTRIBUTION
                                         COMPANY, INC.

                                         By:    /s/ Steven M. Kluever
                                                ----------------------------------
                                         Name:  Steven M. Kluever
                                         Title: Vice President

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

Hartford's Personal Retirement Manager I-Share (all series)
Hartford Leaders B-Share (Core) (all series)
Hartford Leaders C-Share (Access) (all series)
Hartford Leaders Outlook (all series)
Hartford Leaders Plus (all series)
Hartford Leaders A-Share (all series)
Hartford Leaders Vision (all series)
Hartford Leaders Foundation Edge (all series)
The Director (all series)

                PARTICIPATION AGREEMENT -- HARTFORD NON-LEADERS
                               As of May 1, 2000

              Franklin Templeton Variable Insurance Products Trust
                     Franklin Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                 Hartford Securities Distribution Company, Inc.
                      Hartford Equity Sales Company, Inc.

                                    CONTENTS

SECTION                                                SUBJECT MATTER
---------------------------------------------------------------------------------------------------------------
         1.  Parties and Purpose
         2.  Representations and Warranties
         3.  Purchase and Redemption of Trust Portfolio Shares
         4.  Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.  Voting
         6.  Sales Material, Information and Trademarks
         7.  Indemnification
         8.  Notices
         9.  Termination
        10.  Miscellaneous
                                                SCHEDULES TO THIS AGREEMENT
         A.  The Company
         B.  Accounts of the Company
         C.  Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.  Contracts of the Company
         E.  This schedule not used.
         F.  Rule 12b-1 Plans of the Trust
         G.  Addresses for Notices
         H.  Shared Funding Order

1.  PARTIES AND PURPOSE

This agreement (the "Agreement") is between certain portfolios, specified below and in Schedule C, of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and each insurance company identified on Schedule A ("you"), and your distributor, on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

This Agreement shall create a separate agreement for each insurance company and each distributor identified on Schedule A of this Agreement ("Company") as though each Company had separately executed an identical participation agreement with the Trust and the Underwriter. No rights, responsibilities or liabilities arising under the Agreement as it pertains to one Company shall be enforceable by or against any party to the Agreement as it pertains to another Company.

The purpose of this Agreement is to entitle you, on behalf of the Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.  REPRESENTATIONS AND WARRANTIES

     2.1  REPRESENTATIONS AND WARRANTIES BY YOU

     You represent and warrant that:

          2.1.1 You are an insurance company duly organized and in good standing under the laws of your state of incorporation.

          2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

          2.1.3 Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under
          Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

          2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or (ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under
          Section 3(c) of the 1940 Act, you will use your best efforts to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

          2.1.5 The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under
          Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

          2.1.6 The Contracts: (i) will be sold by broker-dealers, or their registered representatives, who are registered with the Securities and Exchange Commission ("SEC") under the Securities and Exchange Act of 1934, as amended (the "1934 Act") and who are members ("Members") in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and (ii) will be issued and sold in compliance in all material respects with all applicable federal and state laws. You have entered, or will enter into, and will maintain a selling agreement with each Member through which you intend to distribute the Contracts, and such selling agreement will provide that each Member will comply with all applicable federal and state laws, rules and regulations.

          2.1.7 Subject to the representations and warranties by the Trust and the Underwriter at Section 2.2.7 of this Agreement concerning the qualification of the Trust as a "regulated investment company" under Sub-Chapter M of the Code and also subject to the representations and warranties of the Trust and the Underwriter at Section 2.2.8 of this Agreement concerning the Trust's compliance with the diversification requirements under Section 817(h) of the Code, the Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

          2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

          2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

          2.1.10 Contracts will not be issued for sale outside of the United States.

          2.1.11 All Accounts shall be registered as investment companies pursuant to the 1940 Act, unless exempt from such registration.

     2.2  REPRESENTATIONS AND WARRANTIES BY THE TRUST

     The Trust represents and warrants that:

          2.2.1 It is duly organized and in good standing under the laws of the State of Massachusetts.

          2.2.2 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio are and shall be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

          2.2.3 It is registered as an open-end management investment company under the 1940 Act.

          2.2.4 Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

          2.2.5 It will amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

          2.2.6 It will comply, in all material respects, with the 1933 and 1940 Acts and the rules and regulations thereunder.

          2.2.7 Subject to your representations and warranties at Section 2.1.7 of this Agreement concerning the qualification of the Contracts as annuity contracts or life insurance contracts under applicable provisions of the Code, the Trust is currently qualified as a "regulated investment company" under Subchapter M of the Code, it will make every effort to maintain such qualification, and will notify you immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

          2.2.8 The Trust will use its best efforts to comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5. Upon having a reasonable basis for believing any Portfolio has ceased to comply and will not be able to comply within the grace period afforded by Regulation 1.817-5, the Trust will notify you immediately and will take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

          2.2.9 It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future. To the extent that any Class of the Trust finances its distribution expenses pursuant to a Plan adopted under rule 12b-1, the Trust undertakes to comply with any then current SEC interpretations concerning rule 12b-1 or any successor provisions.

     2.3  REPRESENTATIONS AND WARRANTIES BY THE UNDERWRITER

     The Underwriter represents and warrants that:

          2.3.1 It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

          2.3.2 Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

     2.4  WARRANTIES AND AGREEMENTS BY BOTH YOU AND US

          2.4.1 We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

          2.4.2 As covered financial institutions we, only with respect to Portfolio shareholders, and you each undertake and agree to comply, and to take full responsibility in complying with any and all applicable laws, regulations, protocols and other requirements relating to money laundering including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA PATRIOT Act).

3.  PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

     3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory, authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

     3.2 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

     3.3  This section not used.

     3.4 You shall be the designee for us for receipt of purchase orders and requests for redemption resulting from investment in and payments under the Contracts ("Instructions"). The Business Day on which such Instructions are received in proper form by you and time stamped by the close of trading will be the date as of which Portfolio shares shall be deemed purchased, exchanged, or redeemed as a result of such Instructions. Instructions received in proper form by you and time stamped after the close of trading on any given Business Day shall be treated as if received on the next following Business Day. You warrant that all orders, Instructions and confirmations received by you which will be transmitted to us for processing on a Business Day will have been received and time stamped prior to the Close of Trading on that Business Day. Instructions we receive after 9 a.m. Eastern Time (or up to 9:30 a.m. Eastern Time with prior telephone notification) shall be processed on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus.

     3.5 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. Eastern time).

     3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account in federal funds transmitted by wire to the Trust or to its designated custodian, which must receive such wires no later than the close of the Reserve Bank, which is 6:00 p.m. East Coast time, on the Business Day following the Business Day as of which such purchases orders are made.

     3.7 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent) of the request for redemption. The Trust anticipates that in the ordinary course of business it will make redemptions in cash, however it reserves the right to make redemptions in kind, in accordance with its prospectus disclosure (including its statement of additional information). We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Redemption with respect to a Portfolio will be made in accordance with the prospectus disclosure (including its statement of additional information) of the Trust, and will normally be paid to the Company before the close of the Federal Reserve Banks, which is 6:00 p.m. Eastern time on the next Business Day after the receipt of the request for redemption. If payment in federal funds for any redemption request is received by you after such time, the Trust shall promptly upon your written request, reimburse you for any charges, costs, fees, interest, or other expenses reasonably incurred by you as a result of such failure to provide redemption proceeds within the specified time.

     3.8 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

     3.9 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

     3.10 Each party to this Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations, the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

4.  FEES, EXPENSES, PROSPECTUSES, PROXY MATERIALS AND REPORTS

     4.1 We shall pay no fee or other compensation to you under this Agreement except as provided on Schedule F, if attached.

     4.2 We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

     4.3 We shall use reasonable efforts to provide you, on a timely basis, with such information about the Trust, the Portfolios and each Adviser, in such form as you may reasonably require, as you shall reasonably request in connection with the preparation of disclosure documents and annual and semi-annual reports pertaining to the Contracts.

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     4.4  At your option, we shall provide you, at our expense, with either: (i)
     for each Contract owner who is invested through the Account in a subaccount corresponding to a Portfolio ("designated subaccount"), one copy of each of the following documents on each occasion that such document is required by law or regulation to be delivered to such Contract owner who is invested in a designated subaccount: the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios ("Designated Portfolio Documents"); or (ii) a camera ready copy of such Designated Portfolio Documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. In connection with clause (ii) of this paragraph, we will pay for proportional printing costs for such Designated Portfolio Documents in order to provide one copy for each Contract owner who is invested in a designated subaccount on each occasion that such document is required by law or regulation to be delivered to such Contract owner, and provided the appropriate documentation is provided and approved by us. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. The expenses of furnishing, including mailing, to Contract owners the documents referred to in this paragraph shall be borne by us. For each of the documents provided to you in accordance with clause (i) of this paragraph 4.4, we shall provide you, upon your request and at your expense, additional copies. In no event shall we be responsible for the costs of printing or delivery of Designated Portfolio Documents to potential or new Contract owners.

     4.5 We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. We shall bear the costs of distributing Trust-sponsored proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

     4.6 You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.  VOTING

     5.1 All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

     5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

     5.3 So long as, and to the extent that, the SEC interprets the 1940 Act to require pass-through voting privileges for Contract owners, you shall provide pass-through voting privileges to Contract owners whose Contract values are invested, through the Accounts, in shares of one or more Portfolios of the Trust. We shall require all Participating Insurance Companies to calculate voting privileges in the same manner and you shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by us. With respect to each Account, you will vote shares of each Portfolio of the Trust held by an Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares held by that Account for which voting instructions are received. You and your agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contracts without our prior written consent, which consent may be withheld in our sole discretion.

6.  SALES MATERIAL, INFORMATION AND TRADEMARKS

     6.1 For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

     6.2 Upon our request, you shall furnish, or cause to be furnished to us or our designee, all portions or provisions of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents") that relate to or discuss the Trust, a Portfolio, the Underwriter or an Adviser, as well as any report, solicitation for voting instructions, Sales literature or other Promotional materials, and all amendments to any of the above that relate to the Contracts or the Accounts and relate to or discuss the Trust, a Portfolio, the Underwriter or an Adviser prior to its first use. You shall furnish, or shall cause to be furnished, to us or our designee each piece of Sales literature or other Promotional material in which the Trust or an Adviser is named, at least ten (10) Business Days prior to its proposed use. No such material shall be used unless we or our designee approve such material and its proposed use. We shall furnish, or shall cause to be furnished, to you or your designee each piece of Sales literature or other Promotional material prepared by us in which you are named, at least ten (10) Business Days prior to its proposed use, other than a simple list identifying Trust shareholders by name. No such material shall be used unless you or your designee approve such material and its proposed use.

     6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement, prospectus or statement of additional information for the Trust shares (as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee. You shall send us a complete copy of each Disclosure Document and item of Sales literature or other Promotional materials in its final form within twenty (20) days of its first use.

     6.4 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations, including naming you as a Trust shareholder, contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission.

     6.5 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

     6.6 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

7.  INDEMNIFICATION

     7.1  INDEMNIFICATION BY YOU

          7.1.1 You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of
          Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, fine, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and:

               7.1.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

               7.1.1.2 arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in Section 7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

               7.1.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

               7.1.1.4 arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement;

               7.1.1.5 arise out of or result from any material breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

               7.1.1.6 arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code, unless such Contract's failure was caused by the Trust's failure to comply with Subchapter M or Section 817(h) of the Code;

as limited by and in accordance with the provisions of Sections 7.1.2 and 7.1.3 hereof.

          7.1.2 You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable.

          7.1.3 You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.1.4 The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

     7.2  INDEMNIFICATION BY THE UNDERWRITER

          7.2.1 The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the shares of the Trust or the Contracts and:

               7.2.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to us by or on behalf of you for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

               7.2.1.2 arise out of result from statements or representations (other than statements or representations contained in and accurately derived from Company Documents not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

               7.2.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

               7.2.1.4 arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8); or

               7.2.1.5 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

          7.2.2 The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

          7.2.3 The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.2.4 You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

     7.3  INDEMNIFICATION BY THE TRUST

          7.3.1 The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

          7.3.2 The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

          7.3.3 The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

          7.3.4 You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8.  NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.  TERMINATION

     9.1 Any termination of this Agreement that is required by the Shared Funding Order shall be governed by the provisions of the Shared Funding Order.

     9.2  This Agreement will terminate :

          9.2.1 at our or your option, upon ten (10) calendar days prior written notice to the other party, if a final non-appealable administrative or judicial decision is entered against the other party which has a material adverse impact on the Contracts or the Portfolios;

          9.2.2 at your option, upon ten (10) calendar days prior written notice, if shares of the Trust are not reasonably available;

          9.2.3 at your option, upon written notice, if the Trust ceases to qualify as a Regulated Investment Company under Subchapter M of the Code; or fails to meet the diversification requirements specified in
          Section 817(h) of the Code and any regulations thereunder;

          9.2.4 at our option, upon written notice, if any Contract: (i) ceases to be treated as an annuity contract or life insurance contract under applicable provisions of the Code; or (ii) fails to qualify as a "variable contract" within the meaning of such term under Section 817 of the Code, as amended, or any regulations thereunder;

          9.2.5  by mutual written agreement of you and us;

          9.2.6 at the option of the Trust, in the event of a determination by the Trustees that termination of the Agreement is necessary in the exercise of their fiduciary duties under applicable laws and regulations, upon such written notice as is consistent with these legal or regulatory requirements;

          9.2.7 at the option of the Trust, if you notify the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered Accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered Contracts;

          9.2.8 at our option if: (i) you breach any of the representations and warranties made in this Agreement; or (ii) you inform us that any of such representations and warranties may no longer be true or might not be true in the future; or (iii) any of such representations and warranties were not true on the effective date of this Agreement, are at any time no longer true, or have not been true during any time since the effective date of this Agreement;

          9.2.9 at your option if: (i) we breach any of the representations and warranties made in this Agreement; or (ii) we inform you that any of such representations and warranties may no longer be true or might not be true in the future; or (iii) any of such representations and warranties were not true on the effective date of this Agreement, are at any time no longer true, or have not been true during any time since the effective date of this Agreement; or

          9.2.10 immediately in the event of its assignment by any party without the prior written approval of the other parties, or as otherwise required by law.

The effective date for termination pursuant to any notice given under this
Section 9.2 shall be calculated beginning with the date of receipt of such notice.

     9.3 If this Agreement is terminated for any reason except as required by the Shared Funding Order, we shall, at your option and pursuant to the terms and conditions of this Agreement, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio for any or all Contracts or Accounts existing on the effective date of termination of this Agreement, PROVIDED THAT such further sale is not prohibited by law, regulation, or applicable regulatory or oversight body.

     9.4 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

     9.5 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except: (i) as necessary to implement Contract owner initiated or approved transactions; (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act, SEC no-action letter, or other legal and appropriate means. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.  MISCELLANEOUS

     10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

     10.2 This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

     10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     10.4 This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

     10.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder at shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

     10.6 The parties to this Agreement agree that the assets and liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

     10.7 Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

     10.8 Each party shall treat as confidential all information of the other party which the parties agree in writing is confidential ("Confidential Information"). Except as permitted by this Agreement or as required by appropriate governmental authority (including, without limitation, the SEC, the NASD, or state securities and insurance regulators) the receiving party shall not disclose or use Confidential Information of the other party before it enters the public domain, without the express written consent of the party providing the Confidential Information. Each party further agrees to use and disclose Personal Information, as defined below, only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). For purposes of this Agreement, "Personal Information" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsource services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

     10.9 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

     10.10 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect.

     10.11 Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

     10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

     IN WITNESS WHEREOF, each of the parties has caused their duly authorized officers to execute this Agreement.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C HEREOF.                 By:     /s/ Karen L. Skidmore
                                                     -----------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Assistant Vice President

The Underwriter:                             FRANKLIN TEMPLETON DISTRIBUTORS,
                                             INC.

                                             By:     /s/ Robert C. Hays
                                                     -----------------------------
                                             Name:   Robert C. Hays
                                             Title:  Senior Vice President

The Company:                                 HARTFORD LIFE INSURANCE COMPANY

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Vice President

                                             HARTFORD LIFE AND ANNUITY INSURANCE
                                             COMPANY

                                             By:     /s/ Robert Arena
                                                     -----------------------------
                                             Name:   Robert Arena
                                             Title:  Vice President

Distributor to the Company:                  HARTFORD SECURITIES DISTRIBUTION
                                             COMPANY, INC.

                                             By:     /s/ George Jay
                                                     -----------------------------
                                             Name:   George Jay
                                             Title:  Chief Compliance Officer

                                             HARTFORD EQUITY SALES COMPANY, INC.

                                             By:     /s/ George Jay
                                                     -----------------------------
                                             Name:   George Jay
                                             Title:  Chief Compliance Officer

                                   SCHEDULE A

                        THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY:

Hartford Life Insurance Company
200 Hopmeadow Street
Simsbury, Connecticut 06089

A life insurance company organized under the laws of the state of Connecticut.

Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, Connecticut 06089

A life insurance company organized under the laws of the state of Connecticut.

DISTRIBUTOR TO THE COMPANY:

Hartford Securities Distribution Company, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089

A corporation organized under the laws of the state of Connecticut.

Hartford Securities Distribution Company, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089

A corporation organized under the laws of the state of Connecticut.

                                   SCHEDULE B

                            ACCOUNTS OF THE COMPANY

1.   Name:                           Hartford Life Insurance Company Separate
                                     Account Three
     Date Established:               June 22, 1994
     SEC Registration Number:        811-08584

2.   Name:                           Hartford Life and Annuity Insurance Company
                                     Separate Account Three
     Date Established:               June 22, 1994
     SEC Registration Number:        811-08580

3.   Name:                           Hartford Life Insurance Company Separate
                                     Account VL I
     Date Established:               September 18, 1992
     SEC Registration Number:        811-03072

4.   Name:                           Hartford Life and Annuity Insurance Company
                                     Separate Account VL I
     Date Established:               June 8, 1995
     SEC Registration Number:        811-07329

5.   Name:                           Hartford Life Insurance Company Separate
                                     Account VL II
     Date Established:               September 30, 1994
     SEC Registration Number:        811-07271

4.   Name:                           Hartford Life and Annuity Insurance Company
                                     Separate Account VL II
     Date Established:               September 30, 1994
     SEC Registration Number:        811-07273

5.   Name:                           ICMG Registered Variable Life Separate
                                     Account A
     Date Established:               April 14, 1998
     SEC Registration Number:        811-08913

6.   Name:                           ICMG Registered Variable Life Separate
                                     Account One
     Date Established:               October 9, 1995
     SEC Registration Number:        811-07387

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                               INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities Fund -- Class 2                    Franklin Advisory Services, LLC
Franklin Small-Mid Cap Growth Securities Fund -- Class 2                Franklin Advisers, Inc.
Franklin Small Cap Value Securities Fund -- Class 2                     Franklin Advisory Services, LLC
Franklin Strategic Income Securities Fund -- Class 1                    Franklin Advisers, Inc.
Mutual Shares Securities Fund -- Class 2                                Franklin Mutual Advisers, LLC
Templeton Developing Markets Securities Fund -- Class 1                 Templeton Asset Management Ltd.
Templeton Foreign Securities Fund -- Class 2                            Templeton Investment Counsel, LLC
Templeton Growth Securities Fund -- Class 2                             Templeton Global Advisors Limited

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                         PRODUCT NAME      SEPARATE ACCOUNT NAME
        INSURANCE       REGISTERED Y/N         REGISTERED Y/N
 #       COMPANY          1933 ACT #             1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
----------------------------------------------------------------------------------------------------------------
 01   Hartford Life  Hartford Select       Hartford Life           CLASS 1 SHARES:
      Insurance      Leaders Variable      Insurance Company       Franklin Strategic Income Securities Fund
      Company        Annuity               Separate Account Three  Templeton Developing Markets Securities Fund
                     Yes                   Yes                     CLASS 2 SHARES:
                     333-35000             811-08584               Franklin Small-Mid Cap Growth Securities Fund
                                                                   Mutual Shares Securities Fund
                                                                   Templeton Growth Securities Fund
 02   Hartford Life  Hartford Select       Hartford Life           CLASS 1 SHARES:
      Insurance      Leaders (Series II)   Insurance Company       Franklin Strategic Income Securities Fund
      Company        Variable Annuity      Separate Account Three  Templeton Developing Markets Securities Fund
                     Yes                   Yes                     CLASS 2 SHARES:
                     333-101927            811-08584               Franklin Small-Mid Cap Growth Securities Fund
                                                                   Mutual Shares Securities Fund
                                                                   Templeton Growth Securities Fund
 03   Hartford Life  Hartford Select       Hartford Life and       CLASS 1 SHARES:
      and Annuity    Leaders Variable      Annuity Insurance       Franklin Strategic Income Securities Fund
      Insurance      Annuity               Company Separate        Templeton Developing Markets Securities Fund
      Company        Yes                   Account Three           CLASS 2 SHARES:
                     333-34998             Yes                     Franklin Small-Mid Cap Growth Securities Fund
                                           811-08580               Mutual Shares Securities Fund
                                                                   Templeton Growth Securities Fund
 04   Hartford Life  Hartford Select       Hartford Life and       CLASS 1 SHARES:
      and Annuity    Leaders (Series II)   Annuity Insurance       Franklin Strategic Income Securities Fund
      Insurance      Variable Annuity      Company Separate        Templeton Developing Markets Securities Fund
      Company        Yes                   Account Three           CLASS 2 SHARES:
                     333-101928            Yes                     Franklin Small-Mid Cap Growth Securities Fund
                                           811-08580               Mutual Shares Securities Fund
                                                                   Templeton Growth Securities Fund

                      PRODUCT NAME       SEPARATE ACCOUNT NAME
       INSURANCE     REGISTERED Y/N         REGISTERED Y/N
 #      COMPANY        1933 ACT #             1940 ACT #                CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
 05   Hartford     Hartford Select     Hartford Life Insurance    CLASS 1 SHARES:
      Life         Leaders Outlook     Company Separate Account   Franklin Strategic Income Securities Fund
      Insurance    Variable Annuity    Three                      Templeton Developing Markets Securities Fund
      Company      Yes                 Yes                        CLASS 2 SHARES:
                   333-102625          811-08584                  Franklin Small-Mid Cap Growth Securities
                                                                  Fund
                                                                  Mutual Shares Securities Fund
                                                                  Templeton Growth Securities Fund
 06   Hartford     Hartford Select     Hartford Life and Annuity  CLASS 1 SHARES:
      Life and     Leaders Outlook     Insurance Company          Franklin Strategic Income Securities Fund
      Annuity      Variable Annuity    Separate Account Three     Templeton Developing Markets Securities Fund
      Insurance    Yes                 Yes                        CLASS 2 SHARES:
      Company      333-102628          811-08580                  Franklin Small-Mid Cap Growth Securities
                                                                  Fund
                                                                  Mutual Shares Securities Fund
                                                                  Templeton Growth Securities Fund
 07   Hartford     Hartford Select     Hartford Life Insurance    CLASS 1 SHARES:
      Life         Leaders Last        Company Separate Account   Franklin Strategic Income Securities Fund
      Insurance    Survivor Universal  VL II                      Templeton Developing Markets Securities Fund
      Company      Life Insurance      Yes                        CLASS 2 SHARES:
                   Yes                 811-07271                  Franklin Small-Mid Cap Growth Securities
                   333-88261                                      Fund
                                                                  Mutual Shares Securities Fund
                                                                  Templeton Growth Securities Fund
 08   Hartford     Hartford Select     Hartford Life and Annuity  CLASS 1 SHARES:
      Life and     Leaders Last        Insurance Company          Franklin Strategic Income Securities Fund
      Annuity      Survivor Universal  Separate Account VL II     Templeton Developing Markets Securities Fund
      Insurance    Life Insurance      Yes                        CLASS 2 SHARES:
      Company      Yes                 811-07273                  Franklin Small-Mid Cap Growth Securities
                   333-67373                                      Fund
                                                                  Mutual Shares Securities Fund
                                                                  Templeton Growth Securities Fund
 09   Hartford     Omnisource          ICMG Registered Variable   CLASS 1 SHARES:
      Life         Variable Life       Life Separate Account A    Franklin Strategic Income Securities Fund
      Insurance    Insurance           Yes                        CLASS 2 SHARES:
      Company      Yes                 811-08913                  Franklin Rising Dividends Securities Fund
                   333-60515                                      Franklin Small-Mid Cap Growth Securities
                                                                  Fund
                                                                  Franklin Small Cap Value Securities Fund
                                                                  Mutual Shares Securities Fund
                                                                  Templeton Growth Securities Fund
                                                                  Templeton Foreign Securities Fund

                         PRODUCT NAME        SEPARATE ACCOUNT NAME
        INSURANCE       REGISTERED Y/N           REGISTERED Y/N
 #       COMPANY          1933 ACT #               1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
 10   Hartford Life  Omnisource Variable   ICMG Registered Variable    CLASS 1 SHARES:
      and Annuity    Life Insurance        Life Separate               Franklin Strategic Income Securities
      Insurance      Yes                   Account One                 Fund
      Company        033-63731             Yes                         CLASS 2 SHARES:
                                           811-07387                   Franklin Rising Dividends Fund
                                                                       Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Franklin Small Cap Value Securities
                                                                       Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Growth Securities Fund
                                                                       Templeton Foreign Securities Fund
 11   Hartford Life  Stag Variable Life    Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Insurance             Company Separate            Franklin Small Cap Value Securities
      Company        Yes                   Account VL I                Fund
                     033-53692             Yes                         Mutual Shares Securities Fund
                                           811-3072
 12   Hartford Life  Stag Variable Life    Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Insurance             Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Yes                   Account VL I                Fund
      Company        033-61267             Yes                         Mutual Shares Securities Fund
                                           811-07329
 13   Hartford Life  Stag Variable Life    Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Artisan               Company Separate            Franklin Small Cap Value Securities
      Company        Yes                   Account VL I                Fund
                     333-07465             Yes                         Mutual Shares Securities Fund
                                           811-3072
 14   Hartford Life  Stag Variable Life    Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Artisan               Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Yes                   Account VL I                Fund
      Company        333-07471             Yes                         Mutual Shares Securities Fund
                                           811-07329
 15   Hartford Life  Stag Protector        Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Variable Universal    Company Separate            Franklin Small Cap Value Securities
      Company        Life Insurance        Account VL I                Fund
                     Yes                   Yes                         Mutual Shares Securities Fund
                     333-94617             811-3072
 16   Hartford Life  Stag Protector        Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Variable Universal    Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Life Insurance        Account VL I                Fund
      Company        Yes                   Yes                         Mutual Shares Securities Fund
                     333-83057             811-07329
 17   Hartford Life  Stag Accumulator      Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Variable Universal    Company Separate            Franklin Small Cap Value Securities
      Company        Life Insurance        Account VL I                Fund
                     Yes                   Yes                         Mutual Shares Securities Fund
                     333-50280             811-3072

                         PRODUCT NAME        SEPARATE ACCOUNT NAME
        INSURANCE       REGISTERED Y/N           REGISTERED Y/N
 #       COMPANY          1933 ACT #               1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
 18   Hartford Life  Stag Accumulator      Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Variable Universal    Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Life Insurance        Account VL I                Fund
      Company        Yes                   Yes                         Mutual Shares Securities Fund
                     333-93319             811-07329
 19   Hartford Life  Stag Wall Street      Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Variable Universal    Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Life Insurance        Account VL I                Fund
      Company        Yes                   Yes                         Mutual Shares Securities Fund
                     333-82866             811-07329
 20   Hartford Life  Stag Variable Life    Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Last Survivor         Company Separate            Franklin Small Cap Value Securities
      Company        Yes                   Account VL II               Fund
                     033-89990             Yes                         Mutual Shares Securities Fund
                                           811-07271
 21   Hartford Life  Stag Variable Life    Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Last Survivor         Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Yes                   Account VL II               Fund
      Company        033-89988             Yes                         Mutual Shares Securities Fund
                                           811-07273
 22   Hartford Life  Stag Variable Life    Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Last Survivor II      Company Separate            Franklin Small Cap Value Securities
      Company        Yes                   Account VL II               Fund
                     333-88261             Yes                         Mutual Shares Securities Fund
                                           811-07271
 23   Hartford Life  Stag Variable Life    Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Last Survivor II      Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Yes                   Account VL II               Fund
      Company        333-67373             Yes                         Mutual Shares Securities Fund
                                           811-07273
 24   Hartford Life  Stag Protector II     Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Variable Universal    Company Separate            Franklin Small Cap Value Securities
      Company        Life Insurance        Account VL I                Fund
                     Yes                   Yes                         Mutual Shares Securities Fund
                     333-109530            811-3072
 25   Hartford Life  Stag Protector II     Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Variable Universal    Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Life Insurance        Account VL I                Fund
      Company        Yes                   Yes                         Mutual Shares Securities Fund
                     333-88787             811-07329
 26   Hartford Life  Stag Accumulator II   Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Variable Universal    Company Separate            Franklin Small Cap Value Securities
      Company        Life Insurance        Account VL I                Fund
                     Yes                   Yes                         Mutual Shares Securities Fund
                     333-109529            811-3072
 27   Hartford Life  Stag Accumulator II   Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Variable Universal    Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Life Insurance        Account VL I                Fund
      Company        Yes                   Yes                         Mutual Shares Securities Fund
                     333-07471             811-07329

                         PRODUCT NAME        SEPARATE ACCOUNT NAME
        INSURANCE       REGISTERED Y/N           REGISTERED Y/N
 #       COMPANY          1933 ACT #               1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
 28   Hartford Life  Hartford Quantum      Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      Variable Life         Company Separate            Franklin Small Cap Value Securities
      Company        Insurance             Account VL I                Fund
                     Yes                   Yes                         Mutual Shares Securities Fund
                     333-110550            811-3072
 29   Hartford Life  Hartford Quantum      Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    Variable Life         Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Insurance             Account VL I                Fund
      Company        Yes                   Yes                         Mutual Shares Securities Fund
                     333-110548            811-07329
 30   Hartford Life  Hartford Quantum II   Hartford Life Insurance     CLASS 2 SHARES:
      Insurance      VUL                   Company Separate            Franklin Small Cap Value Securities
      Company        Yes                   Account VL I                Fund
                     333-127379            Yes                         Mutual Shares Securities Fund
                                           811-3072
 31   Hartford Life  Hartford Quantum II   Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity    VUL                   Insurance Company Separate  Franklin Small Cap Value Securities
      Insurance      Yes                   Account VL I                Fund
      Company        333-127380            Yes                         Mutual Shares Securities Fund
                                           811-07329

                                   SCHEDULE E

                            THIS SCHEDULE NOT USED.

                                   SCHEDULE F

                                RULE 12b-1 PLANS

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

PORTFOLIO NAME                                     MAXIMUM ANNUAL PAYMENT RATE
---------------------------------------------------------------------------------
Franklin Rising Dividends Securities Fund                     0.25%
Franklin Small-Mid Cap Growth Securities Fund                 0.25%
Franklin Small Cap Value Securities Fund                      0.25%
Mutual Shares Securities Fund                                 0.25%
Templeton Foreign Securities Fund                             0.25%
Templeton Growth Securities Fund                              0.25%

AGREEMENT PROVISIONS

If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                   SCHEDULE G

                             ADDRESSES FOR NOTICES

To the Company or
the Distributor:      Hartford Life Insurance Company, or
                      Hartford Life and Annuity Insurance Company, or
                      Hartford Securities Distribution Company, Inc.
                      Hartford Equity Sales Company, Inc.
                      200 Hopmeadow Street
                      Simsbury, Connecticut 06089
                      Attention: Robert Arena
                      Senior Vice President

With a copy to:       Hartford Life Insurance Company or
                      Hartford Life and Annuity Insurance Company
                      200 Hopmeadow Street
                      Simsbury, Connecticut 06089
                      Attention: Alan Kreezko, Deputy General Counsel

To the Trust:         Franklin Templeton Variable Insurance Products Trust
                      1 Franklin Parkway, Bldg. 920, 2nd Floor
                      San Mateo, California 94403
                      Attention: Karen L. Skidmore
                      Assistant Vice President

To the Underwriter:   Franklin Templeton Distributors, Inc.
                      1 Franklin Parkway, Bldg. 910, 3rd Floor
                      San Mateo, California 94403
                      Attention: Thomas Regner
                      Senior Vice President

If to the Trust or
Underwriter with a
copy to:              General Counsel
                      Franklin Templeton Investments
                      One Franklin Parkway, Bldg. 920 2nd Floor
                      San Mateo, California 94403

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

                                   SCHEDULE H

                              SHARED FUNDING ORDER

                Templeton Variable Products Series Fund, et al.

                               File No. 812-11698

                       SECURITIES AND EXCHANGE COMMISSION

                              Release No. IC-24018

                              1999 SEC LEXIS 1887

                               September 17, 1999

ACTION: Notice of application for an amended order of exemption pursuant to
Section 6(c) of the Investment Company Act of 1940 (the "1940 Act") from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder.

TEXT: Summary of Application: Templeton Variable Products Series Fund (the "Templeton Trust"), Franklin Templeton Variable Insurance Products Trust (formerly Franklin Valuemark Funds) (the "VIP Trust," and together with the Templeton Trust, the "Funds"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") seek an amended order of the Commission to (1) add as parties to that order the VIP Trust and any Future Funds and (2) permit shares of the Funds and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

Applicants: Templeton Variable Products Series Fund, Franklin Templeton Variable Insurance Products Trust, Templeton Funds Annuity Company or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor (collectively, the "Applicants").

Filing Date: The application was filed on July 14, 1999, and amended and restated on September 17, 1999.

Hearing or Notification of Hearing: An order granting the application will be issued unless the Commission orders a hearing. Interested persons may request a hearing by writing to the Secretary of the Commission and serving Applicants with a copy of the request, personally or by mail. Hearing requests should be received by the Commission by 5:30 p.m., on October 12, 1999, and should be accompanied by proof of service on the Applicants in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the Secretary of the Commission.

Addresses: Secretary, Securities and Exchange Commission, 450 Fifth Street, NW. Washington, D.C. 20549-0609.

Applicants: Templeton Variable Products Series Fund and Franklin Templeton Variable Insurance Products Trust, 777 Mariners Island Boulevard, San Mateo, California 94404, Attn: Karen L. Skidmore, Esq.

For Further Information Contact: Kevin P. McEnery, Senior Counsel, or Susan M. Olson, Branch Chief, Office of Insurance Products, Division of Investment Management, at (202) 942-0670.

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Supplementary Information: The following is a summary of the application. The complete application is available for a fee from the SEC's Public Reference Branch, 450 Fifth Street, N.W., Washington, D.C. 20549-0102 (tel. (202) 942-8090).

Applicants' Representations:

1. Each of the Funds is registered under the 1940 Act as an open-end management investment company and was organized as a Massachusetts business trust. The Templeton Trust currently consists of eight separate series, and the VIP Trust consists of twenty-five separate series. Each Fund's Declaration of Trust permits the Trustees to create additional series of shares at any time. The Funds currently serve as the underlying investment medium for variable annuity contracts and variable life insurance policies issued by various insurance companies. The Funds have entered into investment management agreements with certain investment managers ("Investment Managers") directly or indirectly owned by Franklin Resources, Inc. ("Resources"), a publicly owned company engaged in the financial services industry through its subsidiaries.

2. TFAC is an indirect, wholly owned subsidiary of Resources. TFAC is the sole insurance company in the Franklin Templeton organization, and specializes in the writing of variable annuity contracts. The Templeton Trust has entered into a Fund Administration Agreement with Franklin Templeton Services, Inc. ("FT Services"), which replaced TFAC in 1998 as administrator, and FT Services subcontracts certain services to TFAC. FT Services also serves as administrator to all series of the VIP Trust. TFAC and FT Services provide certain administrative facilities and services for the VIP and Templeton Trusts.

3. On November 16, 1993, the Commission issued an order granting exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (Investment Company Act Release No. 19879, File No. 812-8546) (the "Original Order"). Applicants incorporate by reference into the application the Application for the Original Order and each amendment thereto, the Notice of Application for the Original Order, and the Original Order, to the extent necessary, to supplement the representations made in the application in support of the requested relief. Applicants represent that all of the facts asserted in the Application for the Original Order and any amendments thereto remain true and accurate in all material respects to the extent that such facts are relevant to any relief on which Applicants continue to rely. The Original Order allows the Templeton Trust to offer its shares to insurance companies as the investment vehicle for their separate accounts supporting variable annuity contracts and variable life insurance contracts (collectively, the "Variable Contracts"). Applicants state that the Original Order does not (i) include the VIP Trust or Future Funds as parties, not (ii) expressly address the sale of shares of the Funds or any Future Funds to qualified pension and retirement plans outside the separate account context including, without limitation, those trusts, plans, accounts, contracts or annuities described in Sections 401(a), 403(a), 403(b), 408(b), 408(k), 414(d), 457(b), 501(c)(18) of the Internal Revenue Code of 1986, as amended (the "Code"), and any other trust, plan, contract, account or annuity that is determined to be within the scope of Treasury Regulation 1.817.5(f)(3)(iii) ("Qualified Plans").

4. Separate accounts owning shares of the Funds and their insurance company depositors are referred to in the application as "Participating Separate Accounts" and "Participating Insurance Companies," respectively. The use of a common management investment company as the underlying investment medium for both variable annuity and variable life insurance separate accounts of a single insurance company (or of two or more affiliated insurance companies) is referred to as "mixed funding." The use of a common management investment company as the underlying investment medium for variable annuity and/or variable life insurance separate accounts of unaffiliated insurance companies is referred to as "shared funding."

Applicants' Legal Analysis:

1.  Applicants request that the Commission issue an amended order pursuant to
Section 6(c) of the 1940 Act, adding the VIP Trust and Future Funds to the Original Order and exempting scheduled premium variable life insurance separate accounts and flexible premium variable life insurance separate accounts of Participating Insurance Companies (and, to the extent necessary, any principal underwriter and depositor of such an account) and the Applicants from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and
6e-3(T)(b)(15)

(and any comparable rule) thereunder, respectively, to the extent necessary to permit shares of the Funds and any Future Funds to be sold to and held by Qualified Plans. Applicants submit that the exemptions requested are appropriate in the public interest, consistent with the protection of investors, and consistent with the purposes fairly intended by the policy and provisions of the 1940 Act.

2. The Original Order does not include the VIP Trust or Future Funds as parties nor expressly address the sale of shares of the Funds or any Future Funds to Qualified Plans. Applicants propose that the VIP Trust and Future Funds be added as parties to the Original Order and the Funds and any Future Funds be permitted to offer and sell their shares to Qualified Plans.

3. Section 6(c) of the 1940 Act provides, in part, that the Commission, by order upon application, may conditionally or unconditionally exempt any person, security or transaction, or any class or classes of persons, securities or transactions from any provisions of the 1940 Act or the rules or regulations thereunder, if and to the extent that such exemption is necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

4. In connection with the funding of scheduled premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a unit investment trust ("UIT"), Rule 6e-2(b)(15) provides partial exemptions from various provisions of the 1940 Act, including the following: (1) Section 9(a), which makes it unlawful for certain individuals to act in the capacity of employee, officer, or director for a UIT, by limiting the application of the eligibility restrictions in Section 9(a) to affiliated persons directly participating in the management of a registered management investment company; and (2) Sections 13(a), 15(a) and 15(b) of the 1940 Act to the extent that those sections might be deemed to require "pass-through" voting with respect to an underlying fund's shares, by allowing an insurance company to disregard the voting instructions of contractowners in certain circumstances.

5. These exemptions are available, however, only where the management investment company underlying the separate account (the "underlying fund") offers its shares "exclusively to variable life insurance separate accounts of the life insurer, or of any affiliated life insurance company." Therefore, Rule 6e-2 does not permit either mixed funding or shared funding because the relief granted by Rule 6e-2(b)(15) is not available with respect to a scheduled premium variable life insurance separate account that owns shares of an underlying fund that also offers its shares to a variable annuity or a flexible premium variable life insurance separate account of the same company or of any affiliated life insurance company. Rule 6e-2(b)(l5) also does not permit the sale of shares of the underlying fund to Qualified Plans.

6. In connection with flexible premium variable life insurance contracts issued through a separate account registered under the 1940 Act as a UIT, Rule 6e-3(T)(b)(15) also provides partial exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act. These exemptions, however, are available only where the separate account's underlying fund offers its shares "exclusively to separate accounts of the life insurer, or of any affiliated life insurance company, offering either scheduled contracts or flexible contracts, or both; or which also offer their shares to variable annuity separate accounts of the life insurer or of an affiliated life insurance company." Therefore, Rule 6e-3(T) permits mixed funding but does not permit shared funding and also does not permit the sale of shares of the underlying fund to Qualified Plans. As noted above, the Original Order granted the Templeton Trust exemptive relief to permit mixed and shared funding, but did not expressly address the sale of its shares to Qualified Plans.

7. Applicants note that if the Funds were to sell their shares only to Qualified Plans, exemptive relief under Rule 6e-2 and Rule 6e-3(T) would not be necessary. Applicants state that the relief provided for under Rule 6e-2(b)(l5) and Rule 6e-3(T)(b)(15) does not relate to qualified pension and retirement plans or to a registered investment company's ability to sell its shares to such plans.

8. Applicants state that changes in the federal tax law have created the opportunity for each of the Funds to increase its asset base through the sale of its shares to Qualified Plans. Applicants state that Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the assets underlying Variable Contracts. Treasury Regulations generally require that, to meet the diversification requirements, all of the beneficial interests in the underlying investment company must be held by the segregated asset accounts of one or more life insurance companies. Notwithstanding this, Applicants note that the Treasury Regulations also contain an exception to this requirement that permits trustees of a Qualified Plan to hold shares of an investment company, the shares of which are also held by insurance company segregated asset accounts, without adversely affecting the status of the investment company as an adequately diversified underlying investment of Variable Contracts issued through such segregated asset accounts (Treas. Reg. 1.817-5(f)(3)(iii)).

9. Applicants state that the promulgation of Rules 6e-2(b)(15) and 6e-3(T)(b)(15) under the 1940 Act preceded the issuance of these Treasury Regulations. Thus, Applicants assert that the sale of shares of the same investment company to both separate accounts and Qualified Plans was not contemplated at the time of the adoption of Rules 6e-2(b)(15) and 6e-3(T)(b)(15).

10. Section 9(a) provides that it is unlawful for any company to serve as investment adviser or principal underwriter of any registered open-end investment company if an affiliated person of that company is subject to a disqualification enumerated in Section 9(a)(1) or (2). Rules 6e-2(b)(l5) and 6e-3(T)(b)(15) provide exemptions from Section 9(a) under certain circumstances, subject to the limitations on mixed and shared funding. These exemptions limit the application of the eligibility restrictions to affiliated individuals or companies that directly participate in the management of the underlying portfolio investment company.

11. Applicants state that the relief granted in Rule 6e-2(b)(15) and 6e-3(T)(b)(15) from the requirements of Section 9 limits, in effect, the amount of monitoring of an insurer's personnel that would otherwise be necessary to ensure compliance with Section 9 to that which is appropriate in light of the policy and purposes of Section 9. Applicants submit that those Rules recognize that it is not necessary for the protection of investors or the purposes fairly intended by the policy and provisions of the 1940 Act to apply the provisions of
Section 9(a) to the many individuals involved in an insurance company complex, most of whom typically will have no involvement in matters pertaining to investment companies funding the separate accounts.

12. Applicants to the Original Order previously requested and received relief from Section 9(a) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) to the extent necessary to permit mixed and shared funding. Applicants maintain that the relief previously granted from Section 9(a) will in no way be affected by the proposed sale of shares of the Funds to Qualified Plans. Those individuals who participate in the management or administration of the Funds will remain the same regardless of which Qualified Plans use such Funds. Applicants maintain that more broadly applying the requirements of Section 9(a) because of investment by Qualified Plans would not serve any regulatory purpose. Moreover, Qualified Plans, unlike separate accounts, are not themselves investment companies and therefore are not subject to Section 9 of the 1940 Act.

13. Applicants state that Rules 6e-2(b)(15)(iii) and 6e-3(T)(b)(15)(iii) provide exemptions from the pass-through voting requirement with respect to several significant matters, assuming the limitations on mixed and shared funding are observed. Rules 6e-2(b)(15)(iii)(A) and 6e-3(T)(b)(15)(iii)(A) provide that the insurance company may disregard the voting instructions of its contractowners with respect to the investments of an underlying fund or any contract between a fund and its investment adviser, when required to do so by an insurance regulatory authority (subject to the provisions of paragraphs
(b)(5)(i) and (b)(7)(ii)(A) of the Rules). Rules 6e-2(b)(15)(iii)(B) and 6e-3(T)(b)(15)(iii)(A)(2) provide that the insurance company may disregard contractowners' voting instructions if the contractowners initiate any change in such company's investment policies, principal underwriter, or any investment adviser (provided that disregarding such voting instructions is reasonable and subject to the other provisions of paragraphs (b)(5)(ii) and (b)(7)(ii)(B) and
(C) of the Rules).

14. Applicants assert that Qualified Plans, which are not registered as investment companies under the 1940 Act, have no requirement to pass-through the voting rights to plan participants. Applicants state that applicable law expressly reserves voting rights to certain specified persons. Under Section 403(a) of the Employment Retirement Income Security Act ("ERISA"), shares of a fund sold to a Qualified Plan must be held by the trustees of the Qualified Plan. Section 403(a) also provides that the trustee(s) must have exclusive authority and discretion to manage and control the Qualified Plan with two exceptions: (1) when the Qualified Plan expressly provides that the trustee(s) are subject to the direction of a named fiduciary who is not a trustee, in which case the trustees are subject to proper directions made in accordance with the terms of the Qualified Plan and not contrary to ERISA; and (2) when the authority to manage, acquire or dispose of assets of the Qualified Plan is delegated to one or more investment managers pursuant to Section 402(c)(3) of ERISA. Unless one of the two above exceptions stated in Section 403(a) applies, Qualified Plan trustees have the exclusive authority and responsibility for voting proxies. Where a named fiduciary to a Qualified Plan appoints an investment manager, the investment manager has the responsibility to vote the shares held unless the right to vote such shares is reserved to the trustees or the named fiduciary. Where a Qualified Plan does not provide participants with the right to give voting instructions. Applicants do not see any potential for material irreconcilable conflicts of interest between or among variable contract holders and Qualified Plan investors with respect to voting of the respective Fund's shares. Accordingly, Applicants state that, unlike the case with insurance company separate accounts, the issue of the resolution of material irreconcilable conflicts with respect to voting is not present with respect to such Qualified Plans since the Qualified Plans are not entitled to pass-through voting privileges.

15. Even if a Qualified Plan were to hold a controlling interest in one of the Funds, Applicants believe that such control would not disadvantage other investors in such Fund to any greater extent than is the case when any institutional shareholder holds a majority of the voting securities of any open-end management investment company. In this regard, Applicants submit that investment in a Fund by a Qualified Plan will not create any of the voting complications occasioned by mixed funding or shared funding. Unlike mixed or shared funding, Qualified Plan investor voting rights cannot be frustrated by veto rights of insurers or state regulators.

16. Applicants state that some of the Qualified Plans, however, may provide for the trustee(s), an investment adviser (or advisers), or another named fiduciary to exercise voting rights in accordance with instructions from participants. Where a Qualified Plan provides participants with the right to give voting instructions, Applicants see no reason to believe that participants in Qualified Plans generally or those in a particular Qualified Plan, either as a single group or in combination with participants in other Qualified Plans, would vote in a manner that would disadvantage Variable Contract holders. In sum, Applicants maintain that the purchase of shares of the Funds by Qualified Plans that provide voting rights does not present any complications not otherwise occasioned by mixed or shared funding.

17. Applicants do not believe that the sale of the shares of the Funds to Qualified Plans will increase the potential for material irreconcilable conflicts of interest between or among different types of investors. In particular, Applicants see very little potential for such conflicts beyond that which would otherwise exist between variable annuity and variable life insurance contractowners.

18. As noted above, Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable contracts held in an underlying mutual fund. The Code provides that a variable contract shall not be treated as an annuity contract or life insurance, as applicable, for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified.

19. Treasury Department Regulations issued under Section 817(h) Provide that, in order to meet the statutory diversification requirements, all of the beneficial interests in the investment company must be held by the segregated asset accounts of one or more insurance companies. However, the Regulations contain certain exceptions to this requirement, one of which allows shares in an underlying mutual fund to be held by the trustees of a qualified pension or retirement plan without adversely affecting the ability of shares in the underlying fund also to be held by separate accounts of insurance companies in connection with their variable contracts (Treas. Reg. 1.817-5(f)(3)(iii)). Thus, Applicants believe that the Treasury Regulations specifically permit "qualified pension or retirement plans" and separate accounts to invest in the same underlying fund. For this reason, Applicants have concluded that neither the Code nor the Treasury Regulations or revenue rulings thereunder presents any inherent conflict of interest.

20. Applicants note that while there are differences in the manner in which distributions from Variable Contracts and Qualified Plans are taxed, these differences will have no impact on the Funds. When distributions are to be made, and a Separate Account or Qualified Plan is unable to net purchase payments to make the distributions, the Separate Account and Qualified Plan will redeem shares of the Funds at their respective net asset value in conformity with Rule 22c-1 under the 1940 Act (without the imposition of any sales charge) to provide proceeds to meet distribution needs. A Qualified Plan will make distributions in accordance with the terms of the Qualified Plan.

21. Applicants maintain that it is possible to provide an equitable means of giving voting rights to Participating Separate Account contractowners and to Qualified Plans. In connection with any meeting of shareholders, the Funds will inform each shareholder, including each Participating Insurance Company and Qualified Plan, of information necessary for the meeting, including their respective share of ownership in the relevant Fund. Each Participating Insurance Company will then solicit voting instructions in accordance with Rules 6e-2 and 6e-3(T), as applicable, and its participation agreement with the relevant Fund. Shares held by Qualified Plans will be voted in accordance with applicable law. The voting rights provided to Qualified Plans with respect to shares of the Funds would be no different from the voting rights that are provided to Qualified Plans with respect to shares of funds sold to the general public.

22. Applicants have concluded that even if there should arise issues with respect to a state insurance commissioner's veto powers over investment objectives where the interests of contractowners and the interests of Qualified Plans are in conflict, the issues can be almost immediately resolved since the trustees of (or participants in) the Qualified Plans can, on their own, redeem the shares out of the Funds. Applicants note that state insurance commissioners have been given the veto power in recognition of the fact that insurance companies usually cannot simply redeem their separate accounts out of one fund and invest in another. Generally, time-consuming, complex transactions must be undertaken to accomplish such redemptions and transfers. Conversely, the trustees of Qualified Plans or the participants in participant-directed Qualified Plans can make the decision quickly and redeem their interest in the Funds and reinvest in another funding vehicle without the same regulatory impediments faced by separate accounts or, as is the case with most Qualified Plans, even hold cash pending suitable investment.

23. Applicants also state that they do not see any greater potential for material irreconcilable conflicts arising between the interests of participants under Qualified Plans and contractowners of Participating Separate Accounts from possible future changes in the federal tax laws than that which already exist between variable annuity contractowners and variable life insurance contractowners.

24. Applicants state that the sale of shares of the Funds to Qualified Plans in addition to separate accounts of Participating Insurance Companies will result in an increased amount of assets available for investment by the Funds. This may benefit variable contractowners by promoting economies of scale, by permitting increased safety of investments through greater diversification, and by making the addition of new portfolios more feasible.

25. Applicants assert that, regardless of the type of shareholders in each Fund, each Fund's Investment Manager is or would be contractually and otherwise obligated to manage the Fund solely and exclusively in accordance with that Fund's investment objectives, policies and restrictions as well as any guidelines established by the Board of Trustees of such Fund (the "Board"). The Investment Manager works with a pool of money and (except in a few instances where this may be required in order to comply with state insurance laws) does not take into account the identity of the shareholders. Thus, each Fund will be managed in the same manner as any other mutual fund. Applicants therefore see no significant legal impediment to permitting the sale of shares of the Funds to Qualified Plans.

26. Applicants state that the Commission has permitted the amendment of a substantially similar original order for the purpose of adding a party to the original order and has permitted open-end management investment companies to offer their shares directly to Qualified Plan in addition to separate accounts of affiliated or unaffiliated insurance companies which issue either or both variable annuity contracts or variable life insurance contracts. Applicants state that the amended order sought in the application is identical to precedent with respect to the conditions Applicants propose should be imposed on Qualified Plans in connection with investment in the Funds.

Applicants' Conditions:

If the requested amended order is granted, Applicants consent to the following conditions:

1. A majority of the Board of each Fund shall consist of persons who are not "interested persons" thereof, as defined by Section 2(a)(19) of the 1940 Act, and the rules thereunder and as modified by any applicable orders of the Commission, except that if this condition is not met by reason of the death, disqualification or bona fide resignation of any Board Member or Members, then the operation of this condition shall be suspended: (a) for a period of 45 days if the vacancy or vacancies may be filled by the remaining Board Members; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the Commission may prescribe by order upon application.

2. The Board will monitor their respective Fund for the existence of any material irreconcilable conflict among the interests of the Variable Contract owners of all Separate Accounts investing in the Funds and of the Qualified Plan participants investing in the Funds. The Board will determine what action, if any, shall be taken in response to such conflicts. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of the Funds are being managed; (e) a difference in voting instructions given by variable annuity contract owners, variable life insurance contract owners, and trustees of Qualified Plans; (f) a decision by an insurer to disregard the voting instructions of Variable Contract owners; or (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of Qualified Plan participants.

3. Participating Insurance Companies, the Investment Managers, and any Qualified Plan that executes a fund participation agreement upon becoming an owner of 10 percent or more of the assets of an Fund (a "Participating Qualified Plan"), will report any potential or existing conflicts of which it becomes aware to the Board of any relevant Fund. Participating Insurance Companies, the Investment Managers and the Participating Qualified Plans will be responsible for assisting the Board in carrying out its responsibilities under these conditions by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This responsibility includes, but is not limited to, an obligation by each Participating Insurance Company to inform the Board whenever voting instructions of Contract owners are disregarded and, if pass-through voting is applicable, an obligation by each Participating Qualified Plan to inform the Board whenever it has determined to disregard Qualified Plan participant voting instructions. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Insurance Companies investing in the Funds under their agreement governing participation in the Funds, and such agreements shall provide that these responsibilities will be carried out with a view only to the interest of the Variable Contract owners. The responsibility to report such information and conflicts, and to assist the Board, will be contractual obligations of all Participating Qualified Plans under their agreements governing participation in the Funds, and such agreements will provide that their responsibilities will be carried out with a view only to the interests of Qualified Plan participants.

4. If it is determined by a majority of the Board of a Fund, or by a majority of the disinterested Board Members, that a material irreconcilable conflict exists, the relevant Participating Insurance companies and Participating Qualified Plans will, at their own expense and to the extent reasonably practicable as determined by a majority of the disinterested Board Members, take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) in the case of Participating Insurance Companies, withdrawing the assets allocable to some or all of the Separate Account s from the Fund or any portfolio thereof and reinvesting such assets in a different investment medium, including another portfolio of an Fund or another Fund, or submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., variable annuity contract owners or variable life insurance contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; (b) in the case of Participating Qualified Plans, withdrawing the assets allocable to some or all of the Qualified Plans from the Fund and reinvesting such assets in a different investment medium; and (c) establishing a new registered management investment company or managed Separate Account. If a material irreconcilable conflict arises because of a decision by a Participating Insurance Company to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, then the insurer may be required, at the Fund's election, to withdraw the insurer's Separate Account investment in such Fund, and no charge or penalty will be imposed its a result of such withdrawal. If a material irreconcilable conflict arises because of a Participating Qualified Plan's decision to disregard Qualified Plan participant voting instructions, if applicable, and that decision represents minority position or would preclude a majority vote, the Participating Qualified Plan may be required, at the Fund's election, to withdraw its investment in such Fund, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take remedial action in the event of a determination by a Board of a material irreconcilable conflict and to bear the cost of such remedial action will be a contractual obligation of all Participating

Insurance Companies and Participating Qualified Plans under their agreements governing participation in the Funds, and these responsibilities will be carried out with a view only to the interest of Variable Contract owners and Qualified Plan participants.

5. For purposes of Condition 4, a majority of the disinterested Board Members of the applicable Board will determine whether or not any proposed action adequately remedies any material irreconcilable conflict, but in no event will the relevant Fund or the Investment Managers be required to establish a new funding medium for any Contract. No Participating Insurance Company shall be required by Condition 4 to establish a new funding medium for any Variable Contract if any offer to do so has been declined by vote of a majority of the Variable Contract owners materially and adversely affected by the material irreconcilable conflict. Further, no Participating Qualified Plan shall be required by Condition 4 to establish a new funding medium for any Participating Qualified Plan if (a) a majority of Qualified Plan participants materially and adversely affected by the irreconcilable material conflict vote to decline such offer, or (b) pursuant to governing Qualified Plan documents and applicable law, the Participating Qualified Plan makes such decision without a Qualified Plan participant vote.

6. The determination of the Board of the existence of a material irreconcilable conflict and its implications will be made known in writing promptly to all Participating Insurance Companies and Participating Qualified Plans.

7. Participating Insurance Companies will provide pass-through voting privileges to Variable Contract owners who invest in registered Separate Accounts so long as and to the extent that the Commission continues to interpret the 1940 Act as requiring pass-through voting privileges for Variable Contract owners. As to Variable Contracts issued by unregistered Separate Accounts, pass-through voting privileges will be extended to participants to the extent granted by issuing insurance companies. Each Participating Insurance Company will also vote shares of the Funds held in its Separate Accounts for which no voting instructions from Contract owners are timely received, as well as shares of the Funds which the Participating Insurance Company itself owns, in the same proportion as those shares of the Funds for which voting instructions from contract owners are timely received. Participating Insurance Companies will be responsible for assuring that each of their registered Separate Accounts participating in the Funds calculates voting privileges in a manner consistent with other Participating Insurance Companies. The obligation to calculate voting privileges in a manner consistent with all other registered Separate Accounts investing in the Funds will be a contractual obligation of all Participating Insurance Companies under their agreements governing their participation in the Funds. Each Participating Qualified Plan will vote as required by applicable law and governing Qualified Plan documents.

8. All reports of potential or existing conflicts received by the Board of a Fund and all action by such Board with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Qualified Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the meetings of such Board or other appropriate records, and such minutes or other records shall be made available to the Commission upon request.

9. Each Fund will notify all Participating Insurance Companies that separate disclosure in their respective Separate Account prospectuses may be appropriate to advise accounts regarding the potential risks of mixed and shared funding. Each Fund shall disclose in its prospectus that (a) the Fund is intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies and for qualified pension and retirement plans; (b) due to differences of tax treatment and other considerations, the interests of various Contract owners participating in the Fund and/or the interests of Qualified Plans investing in the Fund may at some time be in conflict; and (c) the Board of such Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.

10. Each Fund will comply with all provisions of the 1940 Act requiring voting by shareholders (which, for these purposes, will be the persons having a voting interest in the shares of the Funds), and, in particular, the Funds will either provide for annual shareholder meetings (except insofar as the Commission may interpret Section 16 of the 1940 Act not to require such meetings) or comply with Section 16(c) of the 1940 Act, although the Funds are not the type of trust described in Section 16(c) of the 1940 Act, as well as with Section 16(a) of the 1940 Act and, if and when applicable, Section 16(b) of the 1940 Act. Further, each Fund will act in accordance with the Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of Board Members and with whatever rules the Commission may promulgate with respect thereto.

11. If and to the extent Rules 6e-2 or 6e-3(T) under the 1940 Act is amended, or proposed Rule 6e-3 under the 1940 Act is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder, with respect to mixed or shared funding on terms and conditions materially different from any exemptions granted in the order requested in the application, then the Funds and/or Participating Insurance Companies and Participating Qualified Plans, as appropriate, shall take such steps as may be necessary to comply with such Rules 6e-2 and 6e-3(T), as amended, or proposed Rule 6e-3, as adopted, to the extent that such Rules are applicable.

12. The Participating Insurance Companies and Participating Qualified Plans and/or the Investment Managers, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out obligations imposed upon it by the conditions contained in the application. Such reports, materials and data will be submitted more frequently if deemed appropriate by the Board. The obligations of the Participating Insurance Companies and Participating Qualified Plans to provide these reports, materials and data to the Board, when the Board so reasonably requests, shall be a contractual obligation of all Participating Insurance Companies and Participating Qualified Plans under their agreements governing Participation in the Funds.

13. If a Qualified Plan should ever become a holder of ten percent or more of the assets of a Fund, such Qualified Plan will execute a participation agreement with the Fund that includes the conditions set forth herein to the extent applicable. A Qualified Plan will execute an application containing an acknowledgment of this condition upon such Qualified Plan's initial purchase of the shares of any Fund.

Conclusion:

Applicants assert that, for the reasons summarized above, the requested exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act.

For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                Templeton Variable Products Series Fund, et al.

                               File No. 812-11698

                       SECURITIES AND EXCHANGE COMMISSION

                              Release No. IC-24079

                              1999 SEC LEXIS 2177

                                October 13, 1999

ACTION: Order Granting Exemptions

TEXT: Templeton Variable Products Series Fund ("Templeton Trust"), Franklin Templeton Variable Insurance Products Trust ("VIP Trust"), Templeton Funds Annuity Company ("TFAC") or any successor to TFAC, and any future open-end investment company for which TFAC or any affiliate is the administrator, sub-administrator, investment manager, adviser, principal underwriter, or sponsor ("Future Funds") filed an application on July 14, 1999, and an amendment on September 17, 1999 seeking an amended order of the Commission pursuant to
Section 6(c) of the Investment Company Act of 1940 ("1940 Act") exempting them from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act and Rules 6e-2(b)(l5) and 6e-3(T)(b)(15). The prior order (Rel. No. IC-19879) granted exemptive relief to permit shares of the Templeton Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. The proposed relief would amend the prior order to add as parties to that order the VIP Trust and any Future Funds and to permit shares of the Templeton Trust, the VIP Trust, and Future Funds to be issued to and held by qualified pension and retirement plans outside the separate account context.

A notice of the filing of the application was issued on September 17, 1999 (Rel. No. IC-24018). The notice gave interested persons an opportunity to request a hearing and stated that on order granting the application would be issued unless a hearing should be ordered. No request for a hearing has been filed, and the Commission has not ordered a hearing.

The matter has been considered, and it is found that granting the requested exemptions is appropriate in the public interest and consistent with the protection of investors and the purposes intended by the policy and provisions of the 1940 Act.

Accordingly,

IT IS ORDERED, pursuant to Section 6(c) of the 1940 Act, that the requested exemptions from Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, be, and hereby are, granted, effective forthwith.

For the Commission, by the Division of Investment Management, pursuant to delegated authority.

                                  AMENDMENT TO
                PARTICIPATION AGREEMENT -- HARTFORD NON-LEADERS

                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company
                  Hartford Life and Annuity Insurance Company
                 Hartford Securities Distribution Company, Inc.
                      Hartford Equity Sales Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us") and Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (together "you"), Hartford Securities Distribution Company, Inc. and Hartford Equity Sales Company, Inc., your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement -- Hartford Non-Leaders dated May 1, 2000 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

The purpose of the Amendment is to document the intentions of the parties to communicate, process and settle purchase and redemptions for shares (collectively, "share transactions") via the Fund/SERV and Networking systems of the National Securities Clearing Corporation ("NSCC").

For purposes of this Amendment, "Fund/SERV" shall mean NSCC's Mutual Fund Settlement, Entry and Registration Verification System, a system for automated, centralized processing of mutual fund purchase and redemption orders, settlement, and account registration; "Networking" shall mean NSCC's system that allows mutual funds and life insurance companies to exchange account level information electronically; and "Settling Bank" shall mean the entity appointed by the Trust or you, as applicable, to perform such settlement services on behalf of the Trust and you, as applicable, which entity agrees to abide by NSCC's then current rules and procedures insofar as they relate to same day funds settlement. In all cases, processing and settlement of share transactions shall be done in a manner consistent with applicable law.

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. In lieu of applicable provisions set forth in Section 3 of the Agreement, the parties agree to provide pricing information, execute orders and wire payments for purchases and redemptions through NSCC and its subsidiary systems, and such activities will be governed by the provisions set forth in this Amendment as follows:

     1.1 We will furnish to you through NSCC's Networking or Mutual Fund Profile System: (i) the most current net asset value information for each Portfolio; (ii) a schedule of anticipated dividend and distribution payment dates for each Portfolio, which is subject to change without prior notice, ordinary income and capital gain dividend rates on the Portfolio's ex-date; and (iii) in the case of fixed income funds that declare daily dividends, the daily accrual or the interest rate factor. All such information shall be furnished to you by 6:30 p.m. Eastern Time on each Business Day or at such other time as that information becomes available.

     1.2 Upon receipt of Portfolio purchase, exchange and redemption instructions for acceptance as of the time at which a Portfolio's net asset value is calculated as specified in such Portfolio's prospectus ("close of trading") on each Business Day ("Instructions"), and upon your determination that there are good funds with respect to Instructions involving the purchase of shares, you will calculate the net purchase or redemption order for each Portfolio.

     1.3 On each Business Day, you shall aggregate all purchase and redemption orders for shares of a Portfolio that you received prior to the close of trading. Orders for net purchases or net redemptions derived from Instructions received by you prior to the close of trading on any given Business Day will be sent to Fund/SERV by 6:00 a.m. Eastern Time, 3:00 a.m. Pacific Time, on the next Business Day. Subject to your compliance with the foregoing, you will be considered the designee of the Underwriter and the Portfolios, and the Business Day on which Instructions are received by you in proper form prior to the close of trading will be the date as of which shares of the Portfolios are deemed purchased, exchanged or redeemed pursuant to such Instructions. Instructions received in proper form by you after the close of trading on any given Business Day shall not be transmitted to NSCC prior to the following Business Day and will be treated as if received on the next following Business Day. Dividends and capital gain distributions will be automatically reinvested at net asset value in accordance with the Portfolio's then current prospectuses.

     1.4 All orders are subject to acceptance by Underwriter and become effective only upon confirmation by Underwriter. Underwriter reserves the right: (i) not to accept any specific order for the purchase or exchange of shares through Fund/SERV; and (ii) to require any redemption order to be settled outside of Fund/SERV, in which case the order shall not be "confirmed" by Underwriter, but rather shall be accepted for redemption in accordance with Section 3.7 of the Agreement.

     1.5 All trades placed through Fund/SERV and confirmed by Underwriter via Fund/SERV shall settle in accordance with Underwriter's profile within Fund/SERV applicable to you. Underwriter agrees to provide you with account positions and activity data relating to share transactions via Networking.

     1.6 You will wire payment for net purchase orders by the Trust's NSCC Firm Number, in immediately available funds, to an NSCC settling bank account designated by you in accordance with NSCC rules and procedures on the same Business Day such purchase orders are communicated to NSCC. For purchases of shares of daily dividend accrual funds, those shares will not begin to accrue dividends until the day the payment for those shares is received.

     1.7 NSCC will wire payment for net redemption orders by the Trust, in immediately available funds, to an NSCC settling bank account designated by you in accordance with NSCC rules and procedures on the Business Day such redemption orders are communicated to NSCC, except as provided in the Trust's prospectus and statement of additional information.

     1.8 If on any specific day you or Underwriter are unable to meet the NSCC deadline for the transmission of purchase or redemption orders for that day, a party may at its option transmit such orders and make such payments for purchases and redemptions directly to you or us, as applicable, as is otherwise provided in the Agreement; provided, however, that we must receive written notification from you by 6:00 a.m. Pacific time on any day that you wish to transmit such orders and/or make such payments directly to us.

     1.9 In the event that you or we are unable to or prohibited from electronically communicating, processing or settling share transactions via Fund/SERV, you or we shall notify the other, including providing the notification provided in Section 1.8 , above. After all parties have been notified, you and we shall submit orders using manual transmissions as is otherwise provided in the Agreement.

     1.10 These procedures are subject to any additional terms in each Portfolio's prospectus and the requirements of applicable law. The Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio.

2.  New Section 2.4.3 of the Agreement is hereby added as follows:

     2.4.3. You and Underwriter represent and warrant that each: (a) has entered into an agreement with NSCC; (b) has met and will continue to meet all of the requirements to participate in Fund/SERV and Networking; (c) intends to remain at all times in compliance with the then current rules and procedures of NSCC, all to the extent necessary or appropriate to facilitate such communications, processing, and settlement of share transactions; and (d) will notify the other party if there is a change in or a pending failure with respect to its agreement with NSCC.

3.  A new Section 7.1.5 is hereby added to the Agreement as follows:

     7.1.5 In consideration for orders for the purchase, exchange or sale of shares of the Portfolios communicated by you by way of Fund/SERV, you shall further indemnify and hold harmless Indemnified Parties from and against all Losses that may arise in connection with any orders for the purchase, exchange or sale of shares of the Portfolios communicated by you or your agents by way of Fund/SERV, including but not limited to Losses resulting from Instructions involving investment in incorrect Portfolios or any fraudulent or unauthorized transaction by either you or your Contract owner through no fault of the Indemnified Parties. You shall also reimburse the Trust and Underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending against such Losses. This indemnity agreement is in addition to any other liability that you may otherwise have.

This Amendment is executed effective as of January 20, 2004.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment.

The Trust:                               Franklin Templeton Variable Insurance
                                         Products Trust

    ONLY ON BEHALF OF
    EACH PORTFOLIO LISTED
    ON SCHEDULE C OF
    THE AGREEMENT.                       By:    /s/ Karen L. Skidmore
                                                ------------------------------------
                                         Name:  Karen L. Skidmore
                                         Title: Assistant Vice President

The Underwriter:                         Franklin/Templeton Distributors, Inc.

                                         By:    /s/ Robert C. Hays
                                                ------------------------------------
                                         Name:  Robert C. Hays
                                         Title: Senior Vice President

The Company:                             Hartford Life Insurance Company

                                         By:    /s/ Robert Arena
                                                ------------------------------------
                                         Name:  Robert Arena
                                         Title: Senior Vice President

                                         Hartford Life and Annuity Insurance
                                         Company

                                         By:    /s/ Robert Arena
                                                ------------------------------------
                                         Name:  Robert Arena
                                         Title: Senior Vice President

Distributor for the Company              Hartford Securities Distribution
                                         Company, Inc.

                                         By:    /s/ Robert Arena
                                                ------------------------------------
                                         Name:  Robert Arena
                                         Title: Senior Vice President

                                         Hartford Equity Sales Company, Inc.

                                         By:    /s/ Robert Arena
                                                ------------------------------------
                                         Name:  Robert Arena
                                         Title: Senior Vice President

                               AMENDMENT NO. 2 TO
                PARTICIPATION AGREEMENT -- HARTFORD NON-LEADERS

                               As of May 1, 2006
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company,
                  Hartford Life and Annuity Insurance Company,
                 Hartford Securities Distribution Company, Inc.
                      Hartford Equity Sales Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company ("you"), and Hartford Securities Distribution Company, Inc., your distributor, and Hartford Equity Sales Company, Inc. on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and subsequently amended January 20, 2004 (the "Agreement"). The parties now desire to amend the Agreement in this Amendment (the "Amendment").

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules B, C, D and F of the Agreement are hereby deleted and replaced in their entirety with the following Schedules B, C, D and F, respectively.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2006.

The Trust:                               FRANKLIN TEMPLETON VARIABLE INSURANCE
                                         PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO LISTED
ON SCHEDULE C OF THE AGREEMENT.          By:    /s/ Karen L. Skidmore
                                                ------------------------------------
                                         Name:  Karen L. Skidmore
                                         Title: Vice President

The Underwriter:                         FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                         By:    /s/ Peter D. Jones
                                                ------------------------------------
                                         Name:  Peter D. Jones
                                         Title: President

The Compnay:

HARTFORD LIFE INSURANCE COMPANY          HARTFORD LIFE AND ANNUITY INSURANCE
                                         COMPANY

By:      [ILLEGIBLE]                     By:      [ILLEGIBLE]
         ------------------------------           -------------------------
Name:    [ILLEGIBLE]                     Name:    [ILLEGIBLE]
Title:   Assistant Vice President        Title:   Assistant Vice President

The Distributor:

HARTFORD SECURITIES DISTRIBUTION         HARTFORD EQUITY SALES COMPANY, INC.
COMPANY, INC

By:      /s/ Martin Swanson              By:      /s/ John Walters
         ------------------------------           -------------------------
Name:    Martin Swanson                  Name:    John Walters
Title:   Vice President                  Title:   President

                                   SCHEDULE B

                            ACCOUNTS OF THE COMPANY

1.    Name:                           Hartford Life Insurance Company Separate
                                      Account Three
      Date Established:               June 22, 1994
      SEC Registration Number:        811-08584

2.    Name:                           Hartford Life and Annuity Insurance
                                      Company Separate Account Three
      Date Established:               June 22, 1994
      SEC Registration Number:        811-08580

3.    Name:                           Hartford Life Insurance Company Separate
                                      Account VL I
      Date Established:               September 18, 1992
      SEC Registration Number:        811-03072

4.    Name:                           Hartford Life and Annuity Insurance
                                      Company Separate Account VL I
      Date Established:               June 8, 1995
      SEC Registration Number:        811-07329

5.    Name:                           Hartford Life Insurance Company Separate
                                      Account VL II
      Date Established:               September 30, 1994
      SEC Registration Number:        811-07271

6.    Name:                           Hartford Life and Annuity Insurance
                                      Company Separate Account VL II
      Date Established:               September 30, 1994
      SEC Registration Number:        811-07273

7.    Name:                           ICMG Registered Variable Life Separate
                                      Account A
      Date Established:               April 14, 1998
      SEC Registration Number:        811-08913

8.    Name:                           ICMG Registered Variable Life Separate
                                      Account One
      Date Established:               October 9, 1995
      SEC Registration Number:        811-07387

9.    Name:                           Hartford Life Insurance Company Separate
                                      Account Two
      Date Established:               June 2, 1986
      SEC Registration Number:        811-03072-01

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                  INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund -- Class 2                    Franklin Advisers, Inc.
Franklin Rising Dividends Securities Fund -- Class 2          Franklin Advisory Services, Inc.
Franklin Small-Mid Cap Growth Securities Fund -- Class 1      Franklin Advisers, Inc.
Franklin Small-Mid Cap Growth Securities Fund -- Class 2      Franklin Advisers, Inc.
Franklin Small Cap Value Securities Fund -- Class 2           Franklin Advisory Services, Inc.
Franklin Strategic Income Securities Fund -- Class 1          Franklin Advisers, Inc.
Mutual Shares Securities Fund -- Class 2                      Franklin Mutual Advisers, LLC
Templeton Developing Markets Securities Fund -- Class 1       Templeton Asset Management Ltd.
Templeton Foreign Securities Fund -- Class 2                  Templeton Investment Counsel, LLC
Templeton Growth Securities Fund -- Class 2                   Templeton Global Advisors Limited

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                               PRODUCT NAME         SEPARATE ACCOUNT NAME
              INSURANCE       REGISTERED Y/N            REGISTERED Y/N
    #          COMPANY          1933 ACT #                1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
    01      Hartford Life  Hartford Select       Hartford Life Insurance       CLASS 1 SHARES:
            Insurance      Leaders Variable      Company Separate Account      Franklin Strategic Income Securities
            Company        Annuity               Three                         Fund
                           Yes                   Yes                           Templeton Developing Markets
                           333-35000             811-08584                     Securities Fund
                                                                               CLASS 2 SHARES:
                                                                               Franklin Small-Mid Cap Growth
                                                                               Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Growth Securities Fund
    02      Hartford Life  Hartford Select       Hartford Life Insurance       CLASS 1 SHARES:
            Insurance      Leaders (Series II)   Company Separate Account      Franklin Strategic Income Securities
            Company        Variable Annuity      Three                         Fund
                           Yes                   Yes                           Templeton Developing Markets
                           333-101927            811-08584                     Securities Fund
                                                                               CLASS 2 SHARES:
                                                                               Franklin Small-Mid Cap Growth
                                                                               Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Growth Securities Fund
    03      Hartford Life  Hartford Select       Hartford Life and Annuity     CLASS 1 SHARES:
            and Annuity    Leaders Variable      Insurance Company Separate    Franklin Strategic Income Securities
            Insurance      Annuity               Account Three                 Fund
            Company        Yes                   Yes                           Templeton Developing Markets
                           333-34998             811-08580                     Securities Fund
                                                                               CLASS 2 SHARES:
                                                                               Franklin Small-Mid Cap Growth
                                                                               Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Growth Securities Fund
    04      Hartford Life  Hartford Select       Hartford Life and Annuity     CLASS 1 SHARES:
            and Annuity    Leaders (Series II)   Insurance Company Separate    Franklin Strategic Income Securities
            Insurance      Variable Annuity      Account Three                 Fund
            Company        Yes                   Yes                           Templeton Developing Markets
                           333-101928            811-08580                     Securities Fund
                                                                               CLASS 2 SHARES:
                                                                               Franklin Small-Mid Cap Growth
                                                                               Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Templeton Growth Securities Fund

                               PRODUCT NAME         SEPARATE ACCOUNT NAME
               INSURANCE      REGISTERED Y/N           REGISTERED Y/N
     #          COMPANY         1933 ACT #               1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    05       Hartford Life  Hartford Select      Hartford Life Insurance      CLASS 1 SHARES:
             Insurance      Leaders Outlook      Company Separate Account     Franklin Strategic Income Securities
             Company        Variable Annuity     Three                        Fund
                            Yes                  Yes                          Templeton Developing Markets
                            333-102625           811-08584                    Securities Fund
                                                                              CLASS 2 SHARES:
                                                                              Franklin Small-Mid Cap Growth
                                                                              Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Growth Securities Fund
    06       Hartford Life  Hartford Select      Hartford Life and Annuity    CLASS 1 SHARES:
             and Annuity    Leaders Outlook      Insurance Company Separate   Franklin Strategic Income Securities
             Insurance      Variable Annuity     Account Three                Fund
             Company        Yes                  Yes                          Templeton Developing Markets
                            333-102628           811-08580                    Securities Fund
                                                                              CLASS 2 SHARES:
                                                                              Franklin Small-Mid Cap Growth
                                                                              Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Growth Securities Fund
    07       Hartford Life  Hartford Select      Hartford Life Insurance      CLASS 1 SHARES:
             Insurance      Leaders Last         Company Separate Account VL  Franklin Strategic Income Securities
             Company        Survivor Universal   II                           Fund
                            Life Insurance       Yes                          Templeton Developing Markets
                            Yes                  811-07271                    Securities Fund
                            333-88261                                         CLASS 2 SHARES:
                                                                              Franklin Small-Mid Cap Growth
                                                                              Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Growth Securities Fund
    08       Hartford Life  Hartford Select      Hartford Life and Annuity    CLASS 1 SHARES:
             and Annuity    Leaders Last         Insurance Company Separate   Franklin Strategic Income Securities
             Insurance      Survivor Universal   Account VL II                Fund
             Company        Life Insurance       Yes                          Templeton Developing Markets
                            Yes                  811-07273                    Securities Fund
                            333-67373                                         CLASS 2 SHARES:
                                                                              Franklin Small-Mid Cap Growth
                                                                              Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Growth Securities Fund
    09       Hartford Life  Omnisource Variable  ICMG Registered Variable     CLASS 1 SHARES:
             Insurance      Life Insurance       Life Separate Account A      Franklin Strategic Income Securities
             Company        Yes                  Yes                          Fund
                            333-60515            811-08913                    CLASS 2 SHARES:
                                                                              Franklin Rising Dividends Securities
                                                                              Fund
                                                                              Franklin Small-Mid Cap Growth
                                                                              Securities Fund
                                                                              Franklin Small Cap Value Securities
                                                                              Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Growth Securities Fund
                                                                              Templeton Foreign Securities Fund

                              PRODUCT NAME         SEPARATE ACCOUNT NAME
              INSURANCE      REGISTERED Y/N            REGISTERED Y/N
    #          COMPANY         1933 ACT #                1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    10      Hartford Life  Omnisource Variable  ICMG Registered Variable      CLASS 1 SHARES:
            and Annuity    Life Insurance       Life Separate Account One     Franklin Strategic Income Securities
            Insurance      Yes                  Yes                           Fund
            Company        033-63731            811-07387                     CLASS 2 SHARES:
                                                                              Franklin Rising Dividends Fund
                                                                              Franklin Small-Mid Cap Growth
                                                                              Securities Fund
                                                                              Franklin Small Cap Value Securities
                                                                              Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Growth Securities Fund
                                                                              Templeton Foreign Securities Fund
    11      Hartford Life  Stag Variable Life   Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Insurance            Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Yes                  I                             Fund
                           033-53692            Yes                           Mutual Shares Securities Fund
                                                811-3072
    12      Hartford Life  Stag Variable Life   Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Insurance            Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Yes                  Account VL I                  Fund
            Company        033-61267            Yes                           Mutual Shares Securities Fund
                                                811-07329
    13      Hartford Life  Stag Variable Life   Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Artisan              Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Yes                  I                             Fund
                           333-07465            Yes                           Mutual Shares Securities Fund
                                                811-3072
    14      Hartford Life  Stag Variable Life   Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Artisan              Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Yes                  Account VL I                  Fund
            Company        333-07471            Yes                           Mutual Shares Securities Fund
                                                811-07329
    15      Hartford Life  Stag Protector       Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Variable Universal   Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Life Insurance       I                             Fund
                           Yes                  Yes                           Mutual Shares Securities Fund
                           333-94617            811-3072
    16      Hartford Life  Stag Protector       Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Variable Universal   Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Life Insurance       Account VL I                  Fund
            Company        Yes                  Yes                           Mutual Shares Securities Fund
                           333-83057            811-07329
    17      Hartford Life  Stag Accumulator     Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Variable Universal   Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Life Insurance       I                             Fund
                           Yes                  Yes                           Mutual Shares Securities Fund
                           333-50280            811-3072
    18      Hartford Life  Stag Accumulator     Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Variable Universal   Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Life Insurance       Account VL I                  Fund
            Company        Yes                  Yes                           Mutual Shares Securities Fund
                           333-93319            811-07329

                              PRODUCT NAME         SEPARATE ACCOUNT NAME
              INSURANCE      REGISTERED Y/N            REGISTERED Y/N
    #          COMPANY         1933 ACT #                1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    19      Hartford Life  Stag Wall Street     Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Variable Universal   Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Life Insurance       Account VL I                  Fund
            Company        Yes                  Yes                           Mutual Shares Securities Fund
                           333-82866            811-07329
    20      Hartford Life  Stag Variable Life   Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Last Survivor        Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Yes                  II                            Fund
                           033-89990            Yes                           Mutual Shares Securities Fund
                                                811-07271
    21      Hartford Life  Stag Variable Life   Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Last Survivor        Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Yes                  Account VL II                 Fund
            Company        033-89988            Yes                           Mutual Shares Securities Fund
                                                811-07273
    22      Hartford Life  Stag Variable Life   Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Last Survivor II     Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Yes                  II                            Fund
                           333-88261            Yes                           Mutual Shares Securities Fund
                                                811-07271
    23      Hartford Life  Stag Variable Life   Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Last Survivor II     Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Yes                  Account VL II                 Fund
            Company        333-67373            Yes                           Mutual Shares Securities Fund
                                                811-07273
    24      Hartford Life  Stag Protector II    Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Variable Universal   Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Life Insurance       I                             Fund
                           Yes                  Yes                           Mutual Shares Securities Fund
                           333-109530           811-3072
    25      Hartford Life  Stag Protector II    Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Variable Universal   Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Life Insurance       Account VL I                  Fund
            Company        Yes                  Yes                           Mutual Shares Securities Fund
                           333-88787            811-07329
    26      Hartford Life  Stag Accumulator II  Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Variable Universal   Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Life Insurance       I                             Fund
                           Yes                  Yes                           Mutual Shares Securities Fund
                           333-109529           811-3072
    27      Hartford Life  Stag Accumulator II  Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Variable Universal   Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Life Insurance       Account VL I                  Fund
            Company        Yes                  Yes                           Mutual Shares Securities Fund
                           333-07471            811-07329
    28      Hartford Life  Hartford Quantum     Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      Variable Life        Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Insurance            I                             Fund
                           Yes                  Yes                           Mutual Shares Securities Fund
                           333-110550           811-3072

                               PRODUCT NAME         SEPARATE ACCOUNT NAME
              INSURANCE       REGISTERED Y/N            REGISTERED Y/N
    #          COMPANY          1933 ACT #                1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
    29      Hartford Life  Hartford Quantum      Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    Variable Life         Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Insurance             Account VL I                  Fund
            Company        Yes                   Yes                           Mutual Shares Securities Fund
                           333-110548            811-07329
    30      Hartford Life  Hartford Quantum II   Hartford Life Insurance       CLASS 2 SHARES:
            Insurance      VUL                   Company Separate Account VL   Franklin Small Cap Value Securities
            Company        Yes                   I                             Fund
                           333-127379            Yes                           Mutual Shares Securities Fund
                                                 811-3072
    31      Hartford Life  Hartford Quantum II   Hartford Life and Annuity     CLASS 2 SHARES:
            and Annuity    VUL                   Insurance Company Separate    Franklin Small Cap Value Securities
            Insurance      Yes                   Account VL I                  Fund
            Company        333-127380            Yes                           Mutual Shares Securities Fund
                                                 811-07329
    32      Hartford Life  Hartford Group        Hartford Life Insurance       CLASS 1 SHARES:
            Insurance      Variable Annuity      Company Separate Account Two  Franklin Small-Mid Cap Growth
            Company        Contracts             Yes                           Securities Fund
                           Yes                   811-03072-01                  CLASS 2 SHARES:
                           033-19946                                           Franklin Income Securities Fund
                           HV-1452-0
                           HV-1499-0

                               AMENDMENT NO. 3 TO
                PARTICIPATION AGREEMENT -- HARTFORD NON-LEADERS

                               As of May 1, 2007
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company,
                  Hartford Life and Annuity Insurance Company,
                 Hartford Securities Distribution Company, Inc.
                      Hartford Equity Sales Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company ("you"), and Hartford Securities Distribution Company, Inc., your distributor, and Hartford Equity Sales Company, Inc. on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and subsequently amended on May 1, 2006 and January 20, 2004 (the "Agreement"). The parties now desire to amend the Agreement in this Amendment (the "Amendment").

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

       1. Section 1 and Section 2.2.1 are hereby each amended to reflect that Franklin Templeton Variable Insurance Products Trust (the "Trust") is organized as a statutory trust under the laws of the State of Delaware.

       2.   Section 2.3.2 is amended and restated in its entirety as follows:

          "2.3.2 Each investment adviser (each, an "Adviser") of a Portfolio, as indicated in the current prospectus of the Portfolio, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended or exempt from such registration."

       3.   Section 3.1.3 is amended and restated in its entirety as follows:

          "3.1.3 We agree that shares of the Trust will be sold only to: (i) life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order; and (ii) investment companies in the form of funds of funds. No shares of any Portfolio will be sold to the general public."

       4.   Section 5.2 is amended and restated in its entirety as follows:

          "5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and
          (iii) vote Trust shares owned by subaccounts for which no instructions have been received from Contract owners in the same proportion as Trust shares of such Portfolio for which instructions have been received from Contract owners; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law."

       5. Schedules B, C, D and F of the Agreement are hereby deleted and replaced in their entirety with the following Schedules B, C, D and F, respectively.

       6. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2007.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF THE AGREEMENT.       By:     /s/ Karen L. Skidmore
                                                     -----------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Vice President

The Underwriter:                             FRANKLIN/TEMPLETON DISTRIBUTORS,
                                             INC.

                                             By:     /s/ Thomas Regner
                                                     -----------------------------
                                             Name:   Thomas Regner
                                             Title:  Senior Vice President

The Company:                                 HARTFORD LIFE INSURANCE COMPANY

                                             By:     /s/ John Keenan
                                                     -----------------------------
                                             Name:   John Keenan
                                             Title:  Vice President & Director,
                                                     Distribution

                                             HARTFORD LIFE AND ANNUITY INSURANCE
                                             COMPANY

                                             By:     /s/ John Keenan
                                                     -----------------------------
                                             Name:   John Keenan
                                             Title:  Vice President & Director,
                                                     Distribution

The Distributor:                             HARTFORD SECURITIES DISTRIBUTION
                                             COMPANY, INC

                                             By:     /s/ Brian Murphy
                                                     -----------------------------
                                             Name:   Brian Murphy
                                             Title:  Executive Vice President,
                                                     Individual Life

                                             HARTFORD EQUITY SALES COMPANY, INC.

                                             By:     /s/ Brian Murphy
                                                     -----------------------------
                                             Name:   Brian Murphy
                                             Title:  Executive Vice President,
                                                     Individual Life

                                   SCHEDULE B

                            ACCOUNTS OF THE COMPANY

THE COMPANY                                                           SEC REGISTRATION
NAME OF ACCOUNTS                                                           YES/NO
--------------------------------------------------------------------------------------
HARTFORD LIFE INSURANCE COMPANY
  Hartford Life Insurance Company Separate Account Three                    Yes
  Hartford Life Insurance Company Separate Account Two                      Yes
  Hartford Life Insurance Company Separate Account VL I                     Yes
  Hartford Life Insurance Company Separate Account VL II                    Yes
  ICMG Registered Variable Life Separate Account A                          Yes
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
  Hartford Life and Annuity Insurance Company Separate Account Three        Yes
  Hartford Life and Annuity Insurance Company Separate Account VL I         Yes
  Hartford Life and Annuity Insurance Company Separate Account VL II        Yes
  ICMG Registered Variable Life Separate Account One                        Yes

                                   SCHEDULE C

            AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

1.      Franklin Income Securities Fund -- Class 2
2.      Franklin Rising Dividends Securities Fund -- Class 2
3.      Franklin Small-Mid Cap Growth Securities Fund -- Class 1
4.      Franklin Small-Mid Cap Growth Securities Fund -- Class 2
5.      Franklin Small Cap Value Securities Fund -- Class 2
6.      Franklin Strategic Income Securities Fund -- Class 1
7.      Mutual Discovery Securities Fund -- Class 2
8.      Mutual Shares Securities Fund -- Class 2
9.      Templeton Developing Markets Securities Fund -- Class 1
10.     Templeton Foreign Securities Fund -- Class 2
11.     Templeton Global Income Securities Fund -- Class 2
12.     Templeton Growth Securities Fund -- Class 2

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                               PRODUCT NAME        SEPARATE ACCOUNT NAME
               INSURANCE      REGISTERED Y/N          REGISTERED Y/N
    #           COMPANY         1933 ACT #              1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    01      Hartford Life    Hartford Select    Hartford Life Insurance      Class 1 Shares:
            Insurance        Leaders Variable   Company Separate Account     Franklin Strategic Income Securities
            Company          Annuity            Three                        Fund
                             Yes                Yes                          Templeton Developing Markets Securities
                             333-35000          811-08584                    Fund
                                                                             Class 2 Shares:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    02      Hartford Life    Hartford Select    Hartford Life Insurance      Class 1 Shares:
            Insurance        Leaders (Series    Company Separate Account     Franklin Strategic Income Securities
            Company          II) Variable       Three                        Fund
                             Annuity            Yes                          Templeton Developing Markets Securities
                             Yes                811-08584                    Fund
                             333-101927                                      Class 2 Shares:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    03      Hartford Life    Hartford Select    Hartford Life and Annuity    Class 1 Shares:
            and Annuity      Leaders Variable   Insurance Company Separate   Franklin Strategic Income Securities
            Insurance        Annuity            Account Three                Fund
            Company          Yes                Yes                          Templeton Developing Markets Securities
                             333-34998          811-08580                    Fund
                                                                             Class 2 Shares:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    04      Hartford Life    Hartford Select    Hartford Life and Annuity    Class 1 Shares:
            and Annuity      Leaders (Series    Insurance Company Separate   Franklin Strategic Income Securities
            Insurance        II) Variable       Account Three                Fund
            Company          Annuity            Yes                          Templeton Developing Markets Securities
                             Yes                811-08580                    Fund
                             333-101928                                      Class 2 Shares:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund

                               PRODUCT NAME        SEPARATE ACCOUNT NAME
               INSURANCE      REGISTERED Y/N          REGISTERED Y/N
    #           COMPANY         1933 ACT #              1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    05      Hartford Life    Hartford Select    Hartford Life Insurance      Class 1 Shares:
            Insurance        Leaders Outlook    Company Separate Account     Franklin Strategic Income Securities
            Company          Variable Annuity   Three                        Fund
                             Yes                Yes                          Templeton Developing Markets Securities
                             333-102625         811-08584                    Fund
                                                                             Class 2 Shares:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    06      Hartford Life    Hartford Select    Hartford Life and Annuity    Class 1 Shares:
            and Annuity      Leaders Outlook    Insurance Company Separate   Franklin Strategic Income Securities
            Insurance        Variable Annuity   Account Three                Fund
            Company          Yes                Yes                          Templeton Developing Markets Securities
                             333-102628         811-08580                    Fund
                                                                             Class 2 Shares:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    07      Hartford Life    Hartford Select    Hartford Life Insurance      Class 1 Shares:
            Insurance        Leaders Last       Company Separate             Franklin Strategic Income Securities
            Company          Survivor           Account VL II                Fund
                             Universal Life     Yes                          Templeton Developing Markets Securities
                             Insurance          811-07271                    Fund
                             Yes                                             Class 2 Shares:
                             333-88261                                       Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    08      Hartford Life    Hartford Select    Hartford Life and Annuity    Class 1 Shares:
            and Annuity      Leaders Last       Insurance Company Separate   Franklin Strategic Income Securities
            Insurance        Survivor           Account VL II                Fund
            Company          Universal Life     Yes                          Templeton Developing Markets Securities
                             Insurance          811-07273                    Fund
                             Yes                                             Class 2 Shares:
                             333-67373                                       Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    09      Hartford Life    Omnisource         ICMG Registered Variable     Class 1 Shares:
            Insurance        Variable Life      Life Separate Account A      Franklin Strategic Income Securities
            Company          Insurance          Yes                          Fund
                             Yes                811-08913                    Class 2 Shares:
                             333-60515                                       Franklin Rising Dividends Securities
                                                                             Fund
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Franklin Small Cap Value Securities
                                                                             Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund

                               PRODUCT NAME        SEPARATE ACCOUNT NAME
               INSURANCE      REGISTERED Y/N          REGISTERED Y/N
    #           COMPANY         1933 ACT #              1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    10      Hartford Life    Omnisource         ICMG Registered Variable     Class 1 Shares:
            and Annuity      Variable Life      Life Separate Account One    Franklin Strategic Income Securities
            Insurance        Insurance          Yes                          Fund
            Company          Yes                811-07387                    Class 2 Shares:
                             033-63731                                       Franklin Rising Dividends Fund
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Franklin Small Cap Value Securities
                                                                             Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
                                                                             Templeton Foreign Securities Fund
    11      Hartford Life    Stag Variable      Hartford Life Insurance      Class 2 Shares:
            Insurance        Life Insurance     Company Separate             Franklin Income Securities Fund
            Company          Yes                Account VL I                 Franklin Small Cap Value Securities
                             033-53692          Yes                          Fund
                                                811-3072                     Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    12      Hartford Life    Stag Variable      Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Life Insurance     Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Yes                Account VL I                 Franklin Small Cap Value Securities
            Company          033-61267          Yes                          Fund
                                                811-07329                    Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    13      Hartford Life    Stag Variable      Hartford Life Insurance      Class 2 Shares:
            Insurance        Life Artisan       Company Separate             Franklin Income Securities Fund
            Company          Yes                Account VL I                 Franklin Small Cap Value Securities
                             333-07465          Yes                          Fund
                                                811-3072                     Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    14      Hartford Life    Stag Variable      Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Life Artisan       Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Yes                Account VL I                 Franklin Small Cap Value Securities
            Company          333-07471          Yes                          Fund
                                                811-07329                    Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    15      Hartford Life    Stag Protector     Hartford Life Insurance      Class 2 Shares:
            Insurance        Variable           Company Separate             Franklin Income Securities Fund
            Company          Universal Life     Account VL I                 Franklin Small Cap Value Securities
                             Insurance          Yes                          Fund
                             Yes                811-3072                     Mutual Discovery Securities Fund
                             333-94617                                       Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund

                               PRODUCT NAME        SEPARATE ACCOUNT NAME
               INSURANCE      REGISTERED Y/N          REGISTERED Y/N
    #           COMPANY         1933 ACT #              1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    16      Hartford Life    Stag Protector     Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Variable           Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Universal Life     Account VL I                 Franklin Small Cap Value Securities
            Company          Insurance          Yes                          Fund
                             Yes                811-07329                    Mutual Discovery Securities Fund
                             333-83057                                       Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    17      Hartford Life    Stag Accumulator   Hartford Life Insurance      Class 2 Shares:
            Insurance        Variable           Company Separate             Franklin Income Securities Fund
            Company          Universal Life     Account VL I                 Franklin Small Cap Value Securities
                             Insurance          Yes                          Fund
                             Yes                811-3072                     Mutual Discovery Securities Fund
                             333-50280                                       Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    18      Hartford Life    Stag Accumulator   Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Variable           Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Universal Life     Account VL I                 Franklin Small Cap Value Securities
            Company          Insurance          Yes                          Fund
                             Yes                811-07329                    Mutual Discovery Securities Fund
                             333-93319                                       Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    19      Hartford Life    Stag Wall Street   Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Variable           Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Universal Life     Account VL I                 Franklin Small Cap Value Securities
            Company          Insurance          Yes                          Fund
                             Yes                811-07329                    Mutual Discovery Securities Fund
                             333-82866                                       Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    20      Hartford Life    Stag Variable      Hartford Life Insurance      Class 2 Shares:
            Insurance        Life Last          Company Separate             Franklin Income Securities Fund
            Company          Survivor           Account VL II                Franklin Small Cap Value Securities
                             Yes                Yes                          Fund
                             033-89990          811-07271                    Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    21      Hartford Life    Stag Variable      Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Life Last          Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Survivor           Account VL II                Franklin Small Cap Value Securities
            Company          Yes                Yes                          Fund
                             033-89988          811-07273                    Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    22      Hartford Life    Stag Variable      Hartford Life Insurance      Class 2 Shares:
            Insurance        Life Last          Company Separate             Franklin Income Securities Fund
            Company          Survivor II        Account VL II                Franklin Small Cap Value Securities
                             Yes                Yes                          Fund
                             333-88261          811-07271                    Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund

                               PRODUCT NAME        SEPARATE ACCOUNT NAME
               INSURANCE      REGISTERED Y/N          REGISTERED Y/N
    #           COMPANY         1933 ACT #              1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    23      Hartford Life    Stag Variable      Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Life Last          Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Survivor II        Account VL II                Franklin Small Cap Value Securities
            Company          Yes                Yes                          Fund
                             333-67373          811-07273                    Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    24      Hartford Life    Stag Protector II  Hartford Life Insurance      Class 2 Shares:
            Insurance        Variable           Company Separate             Franklin Income Securities Fund
            Company          Universal Life     Account VL I                 Franklin Small Cap Value Securities
                             Insurance          Yes                          Fund
                             Yes                811-3072                     Mutual Discovery Securities Fund
                             333-109530                                      Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    25      Hartford Life    Stag Protector II  Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Variable           Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Universal Life     Account VL I                 Franklin Small Cap Value Securities
            Company          Insurance          Yes                          Fund
                             Yes                811-07329                    Mutual Discovery Securities Fund
                             333-88787                                       Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    26      Hartford Life    Stag Accumulator   Hartford Life Insurance      Class 2 Shares:
            Insurance        II Variable        Company Separate             Franklin Income Securities Fund
            Company          Universal Life     Account VL I                 Franklin Small Cap Value Securities
                             Insurance          Yes                          Fund
                             Yes                811-3072                     Mutual Discovery Securities Fund
                             333-109529                                      Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    27      Hartford Life    Stag Accumulator   Hartford Life and Annuity    Class 2 Shares:
            and Annuity      II Variable        Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Universal Life     Account VL I                 Franklin Small Cap Value Securities
            Company          Insurance          Yes                          Fund
                             Yes                811-07329                    Mutual Discovery Securities Fund
                             333-07471                                       Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    28      Hartford Life    Hartford Quantum   Hartford Life Insurance      Class 2 Shares:
            Insurance        Variable Life      Company Separate             Franklin Income Securities Fund
            Company          Insurance          Account VL I                 Franklin Small Cap Value Securities
                             Yes                Yes                          Fund
                             333-110550         811-3072                     Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund
    29      Hartford Life    Hartford Quantum   Hartford Life and Annuity    Class 2 Shares:
            and Annuity      Variable Life      Insurance Company Separate   Franklin Income Securities Fund
            Insurance        Insurance          Account VL I                 Franklin Small Cap Value Securities
            Company          Yes                Yes                          Fund
                             333-110548         811-07329                    Mutual Discovery Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Global Income Securities Fund
                                                                             Templeton Growth Securities Fund

                              PRODUCT NAME         SEPARATE ACCOUNT NAME
              INSURANCE      REGISTERED Y/N            REGISTERED Y/N
    #          COMPANY         1933 ACT #                1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    30      Hartford Life  Hartford Quantum II  Hartford Life Insurance       Class 2 Shares:
            Insurance      VUL                  Company Separate              Franklin Income Securities Fund
            Company        Yes                  Account VL I                  Franklin Small Cap Value Securities
                           333-127379           Yes                           Fund
                                                811-3072                      Mutual Discovery Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Global Income Securities
                                                                              Fund
                                                                              Templeton Growth Securities Fund
    31      Hartford Life  Hartford Quantum II  Hartford Life and Annuity     Class 2 Shares:
            and Annuity    VUL                  Insurance Company Separate    Franklin Income Securities Fund
            Insurance      Yes                  Account VL I                  Franklin Small Cap Value Securities
            Company        333-127380           Yes                           Fund
                                                811-07329                     Mutual Discovery Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Global Income Securities
                                                                              Fund
                                                                              Templeton Growth Securities Fund
    32      Hartford Life  Hartford Variable    Hartford Life Insurance       Class 2 Shares:
            Insurance      Universal Life Last  Company Separate              Franklin Income Securities Fund
            Company        Survivor             Account VL II                 Franklin Small Cap Value Securities
                           Yes                  Yes                           Fund
                           333-131133           811-07271                     Mutual Discovery Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Global Income Securities
                                                                              Fund
                                                                              Templeton Growth Securities Fund
    33      Hartford Life  Hartford Variable    Hartford Life and Annuity     Class 2 Shares:
            and Annuity    Universal Life Last  Insurance Company Separate    Franklin Income Securities Fund
            Insurance      Survivor             Account VL II                 Franklin Small Cap Value Securities
            Company        Yes                  Yes                           Fund
                           333-131135           811-07273                     Mutual Discovery Securities Fund
                                                                              Mutual Shares Securities Fund
                                                                              Templeton Global Income Securities
                                                                              Fund
                                                                              Templeton Growth Securities Fund
    34      Hartford Life  Hartford Group       Hartford Life Insurance       Class 1 Shares:
            Insurance      Variable Annuity     Company Separate Account Two  Franklin Small-Mid Cap Growth
            Company        Contracts            Yes                           Securities Fund
                           Yes                  811-03072-01                  Class 2 Shares:
                           033-19946                                          Franklin Income Securities Fund
                           HV-1452-0
                           HV-1499-0

                                   SCHEDULE F

                                RULE 12b-1 PLANS

COMPENSATION

Each Class 2 Portfolio named on Schedule C of this Agreement is eligible to receive a maximum annual payment rate of 0.25% stated as a percentage per year of that Portfolio's Class 2 average daily net assets, pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan.

AGREEMENT PROVISIONS

If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the compensation provisions stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                               AMENDMENT NO. 5 TO
                PARTICIPATION AGREEMENT -- HARTFORD NON-LEADERS

                               As of May 1, 2008
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                     Franklin Templeton Distributors, Inc.
                        Hartford Life Insurance Company,
                  Hartford Life and Annuity Insurance Company,
                 Hartford Securities Distribution Company, Inc.
                      Hartford Equity Sales Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company ("you"), and Hartford Securities Distribution Company, Inc., your distributor, and Hartford Equity Sales Company, Inc. on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and subsequently amended on January 20, 2004, May 1, 2006, May 1, 2007, and October 1, 2007 (the "Agreement"). The parties now desire to amend the Agreement by this Amendment (the "Amendment").

Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. The term "National Association of Securities Dealers, Inc. (the "NASD") is hereby replaced with "Financial Industry Regulatory Authority ("FINRA")" throughout the Agreement in sections 2.1.6, 2.3.1, 10.7, 10.8 and Schedule F, respectively.

2. Schedules C and D of the Agreement are deleted and replaced in their entirety with the Schedules C and D attached hereto, respectively.

3. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of May 1, 2008.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF THE AGREEMENT.       By:     /s/ Karen L. Skidmore
                                                     -----------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Vice President

The Underwriter:                             FRANKLIN/TEMPLETON DISTRIBUTORS,
                                             INC.

                                             By:     /s/ Thomas Regner
                                                     -----------------------------
                                             Name:   Thomas Regner
                                             Title:  Senior Vice President

The Company:

HARTFORD LIFE INSURANCE COMPANY              HARTFORD LIFE AND ANNUITY INSURANCE
                                             COMPANY
By its authorized officer,                   By its authorized officer,

By:     /s/ John Keenan                      By:     /s/ John Keenan
        -----------------------------------          -----------------------------
Name:   John Keenan                          Name:   John Keenan
Title:  Senior Vice President                Title:  Senior Vice President

The Distributor:

HARTFORD SECURITIES DISTRIBUTION COMPANY,    HARTFORD EQUITY SALES COMPANY, INC.
INC
By its authorized officer,                   By its authorized officer,

By:     /s/ Brian Murphy                     By:     /s/ John Keenan
        -----------------------------------          -----------------------------
Name:   Brian Murphy                         Name:   John Keenan
Title:  Director                             Title:  Senior Vice President

                                   SCHEDULE C

            AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

1.    Franklin Flex Cap Growth Securities Fund -- Class 2
2.    Franklin Income Securities Fund -- Class 2
3.    Franklin Rising Dividends Securities Fund -- Class 2
4.    Franklin Small-Mid Cap Growth Securities Fund -- Class 1
5.    Franklin Small-Mid Cap Growth Securities Fund -- Class 2
6.    Franklin Small Cap Value Securities Fund -- Class 2
7.    Franklin Strategic Income Securities Fund -- Class 1
8.    Mutual Discovery Securities Fund -- Class 2
9.    Mutual Shares Securities Fund -- Class 2
10.   Templeton Developing Markets Securities Fund -- Class 1
11.   Templeton Foreign Securities Fund -- Class 2
12.   Templeton Global Income Securities Fund -- Class 2
13.   Templeton Growth Securities Fund -- Class 2

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                               PRODUCT NAME        SEPARATE ACCOUNT NAME
               INSURANCE      REGISTERED Y/N          REGISTERED Y/N
    #           COMPANY         1933 ACT #              1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------
    01      Hartford Life    Hartford Select    Hartford Life Insurance      CLASS 1 SHARES:
            Insurance        Leaders Variable   Company Separate Account     Franklin Strategic Income Securities
            Company          Annuity            Three                        Fund
                             Yes                Yes                          Templeton Developing Markets Securities
                             333-35000          811-08584                    Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    02      Hartford Life    Hartford Select    Hartford Life Insurance      CLASS 1 SHARES:
            Insurance        Leaders (Series    Company Separate Account     Franklin Strategic Income Securities
            Company          II) Variable       Three                        Fund
                             Annuity            Yes                          Templeton Developing Markets Securities
                             Yes                811-08584                    Fund
                             333-101927                                      CLASS 2 SHARES:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    03      Hartford Life    Hartford Select    Hartford Life and Annuity    CLASS 1 SHARES:
            and Annuity      Leaders Variable   Insurance Company Separate   Franklin Strategic Income Securities
            Insurance        Annuity            Account Three                Fund
            Company          Yes                Yes                          Templeton Developing Markets Securities
                             333-34998          811-08580                    Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    04      Hartford Life    Hartford Select    Hartford Life and Annuity    CLASS 1 SHARES:
            and Annuity      Leaders (Series    Insurance Company Separate   Franklin Strategic Income Securities
            Insurance        II) Variable       Account Three                Fund
            Company          Annuity            Yes                          Templeton Developing Markets Securities
                             Yes                811-08580                    Fund
                             333-101928                                      CLASS 2 SHARES:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    05      Hartford Life    Hartford Select    Hartford Life Insurance      CLASS 1 SHARES:
            Insurance        Leaders Outlook    Company Separate Account     Franklin Strategic Income Securities
            Company          Variable Annuity   Three                        Fund
                             Yes                Yes                          Templeton Developing Markets Securities
                             333-102625         811-08584                    Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund
    06      Hartford Life    Hartford Select    Hartford Life and Annuity    CLASS 1 SHARES:
            and Annuity      Leaders Outlook    Insurance Company Separate   Franklin Strategic Income Securities
            Insurance        Variable Annuity   Account Three                Fund
            Company          Yes                Yes                          Templeton Developing Markets Securities
                             333-102628         811-08580                    Fund
                                                                             CLASS 2 SHARES:
                                                                             Franklin Small-Mid Cap Growth
                                                                             Securities Fund
                                                                             Mutual Shares Securities Fund
                                                                             Templeton Growth Securities Fund

                          PRODUCT NAME       SEPARATE ACCOUNT NAME
         INSURANCE       REGISTERED Y/N          REGISTERED Y/N
 #        COMPANY          1933 ACT #              1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
 07   Hartford Life     Hartford Select    Hartford Life Insurance     CLASS 1 SHARES:
      Insurance         Leaders Last       Company Separate Account    Franklin Strategic Income Securities
      Company           Survivor           VL II                       Fund
                        Universal Life     Yes                         Templeton Developing Markets
                        Insurance          811-07271                   Securities Fund
                        Yes                                            CLASS 2 SHARES:
                        333-88261                                      Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Growth Securities Fund
 08   Hartford Life     Hartford Select    Hartford Life and Annuity   CLASS 1 SHARES:
      and Annuity       Leaders Last       Insurance Company Separate  Franklin Strategic Income Securities
      Insurance         Survivor           Account VL II               Fund
      Company           Universal Life     Yes                         Templeton Developing Markets
                        Insurance          811-07273                   Securities Fund
                        Yes                                            CLASS 2 SHARES:
                        333-67373                                      Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Growth Securities Fund
 09   Hartford Life     Omnisource         ICMG Registered Variable    CLASS 1 SHARES:
      Insurance         Variable Life      Life Separate Account A     Franklin Strategic Income Securities
      Company           Insurance          Yes                         Fund
                        Yes                811-08913                   CLASS 2 SHARES:
                        333-60515                                      Franklin Rising Dividends Securities
                                                                       Fund
                                                                       Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Franklin Small Cap Value Securities
                                                                       Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Growth Securities Fund
                                                                       Templeton Foreign Securities Fund
 10   Hartford Life     Omnisource         ICMG Registered Variable    CLASS 1 SHARES:
      and Annuity       Variable Life      Life Separate Account One   Franklin Strategic Income Securities
      Insurance         Insurance          Yes                         Fund
      Company           Yes                811-07387                   CLASS 2 SHARES:
                        033-63731                                      Franklin Rising Dividends Securities
                                                                       Fund
                                                                       Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Franklin Small Cap Value Securities
                                                                       Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Growth Securities Fund
                                                                       Templeton Foreign Securities Fund
 11   Hartford Life     Stag Variable      Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Life Insurance     Company Separate Account    Franklin Income Securities Fund
      Company           Yes                VL I                        Franklin Small Cap Value Securities
                        033-53692          Yes                         Fund
                                           811-3072                    Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 12   Hartford Life     Stag Variable      Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Life Insurance     Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Yes                Account VL I                Franklin Small Cap Value Securities
      Company           033-61267          Yes                         Fund
                                           811-07329                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund

                          PRODUCT NAME       SEPARATE ACCOUNT NAME
         INSURANCE       REGISTERED Y/N          REGISTERED Y/N
 #        COMPANY          1933 ACT #              1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
 13   Hartford Life     Stag Variable      Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Life Artisan       Company Separate Account    Franklin Income Securities Fund
      Company           Yes                VL I                        Franklin Small Cap Value Securities
                        333-07465          Yes                         Fund
                                           811-3072                    Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 14   Hartford Life     Stag Variable      Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Life Artisan       Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Yes                Account VL I                Franklin Small Cap Value Securities
      Company           333-07471          Yes                         Fund
                                           811-07329                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 15   Hartford Life     Stag Protector     Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Variable           Company Separate Account    Franklin Income Securities Fund
      Company           Universal Life     VL I                        Franklin Small Cap Value Securities
                        Insurance          Yes                         Fund
                        Yes                811-3072                    Mutual Discovery Securities Fund
                        333-94617                                      Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 16   Hartford Life     Stag Protector     Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Variable           Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Universal Life     Account VL I                Franklin Small Cap Value Securities
      Company           Insurance          Yes                         Fund
                        Yes                811-07329                   Mutual Discovery Securities Fund
                        333-83057                                      Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 17   Hartford Life     Stag Accumulator   Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Variable           Company Separate Account    Franklin Income Securities Fund
      Company           Universal Life     VL I                        Franklin Small Cap Value Securities
                        Insurance          Yes                         Fund
                        Yes                811-3072                    Mutual Discovery Securities Fund
                        333-50280                                      Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 18   Hartford Life     Stag Accumulator   Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Variable           Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Universal Life     Account VL I                Franklin Small Cap Value Securities
      Company           Insurance          Yes                         Fund
                        Yes                811-07329                   Mutual Discovery Securities Fund
                        333-93319                                      Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 19   Hartford Life     Stag Wall Street   Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Variable           Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Universal Life     Account VL I                Franklin Small Cap Value Securities
      Company           Insurance          Yes                         Fund
                        Yes                811-07329                   Mutual Discovery Securities Fund
                        333-82866                                      Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund

                          PRODUCT NAME       SEPARATE ACCOUNT NAME
         INSURANCE       REGISTERED Y/N          REGISTERED Y/N
 #        COMPANY          1933 ACT #              1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
 20   Hartford Life     Stag Variable      Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Life Last          Company Separate Account    Franklin Income Securities Fund
      Company           Survivor           VL II                       Franklin Small Cap Value Securities
                        Yes                Yes                         Fund
                        033-89990          811-07271                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 21   Hartford Life     Stag Variable      Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Life Last          Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Survivor           Account VL II               Franklin Small Cap Value Securities
      Company           Yes                Yes                         Fund
                        033-89988          811-07273                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 22   Hartford Life     Stag Variable      Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Life Last          Company Separate Account    Franklin Income Securities Fund
      Company           Survivor II        VL II                       Franklin Small Cap Value Securities
                        Yes                Yes                         Fund
                        333-88261          811-07271                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 23   Hartford Life     Stag Variable      Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Life Last          Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Survivor II        Account VL II               Franklin Small Cap Value Securities
      Company           Yes                Yes                         Fund
                        333-67373          811-07273                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 24   Hartford Life     Stag Protector II  Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Variable           Company Separate Account    Franklin Income Securities Fund
      Company           Universal Life     VL I                        Franklin Small Cap Value Securities
                        Insurance          Yes                         Fund
                        Yes                811-3072                    Mutual Discovery Securities Fund
                        333-109530                                     Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 25   Hartford Life     Stag Protector II  Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Variable           Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Universal Life     Account VL I                Franklin Small Cap Value Securities
      Company           Insurance          Yes                         Fund
                        Yes                811-07329                   Mutual Discovery Securities Fund
                        333-88787                                      Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 26   Hartford Life     Stag Accumulator   Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         II Variable        Company Separate Account    Franklin Income Securities Fund
      Company           Universal Life     VL I                        Franklin Small Cap Value Securities
                        Insurance          Yes                         Fund
                        Yes                811-3072                    Mutual Discovery Securities Fund
                        333-109529                                     Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund

                          PRODUCT NAME       SEPARATE ACCOUNT NAME
         INSURANCE       REGISTERED Y/N          REGISTERED Y/N
 #        COMPANY          1933 ACT #              1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
 27   Hartford Life     Stag Accumulator   Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       II Variable        Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Universal Life     Account VL I                Franklin Small Cap Value Securities
      Company           Insurance          Yes                         Fund
                        Yes                811-07329                   Mutual Discovery Securities Fund
                        333-07471                                      Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 28   Hartford Life     Hartford Quantum   Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Variable Life      Company Separate Account    Franklin Income Securities Fund
      Company           Insurance          VL I                        Franklin Small Cap Value Securities
                        Yes                Yes                         Fund
                        333-110550         811-3072                    Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 29   Hartford Life     Hartford Quantum   Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Variable Life      Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Insurance          Account VL I                Franklin Small Cap Value Securities
      Company           Yes                Yes                         Fund
                        333-110548         811-07329                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 30   Hartford Life     Hartford Quantum   Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         II VUL             Company Separate Account    Franklin Income Securities Fund
      Company           Yes                VL I                        Franklin Small Cap Value Securities
                        333-127379         Yes                         Fund
                                           811-3072                    Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 31   Hartford Life     Hartford Quantum   Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       II VUL             Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Yes                Account VL I                Franklin Small Cap Value Securities
      Company           333-127380         Yes                         Fund
                                           811-07329                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 32   Hartford Life     Hartford Variable  Hartford Life Insurance     CLASS 2 SHARES:
      Insurance         Universal Life     Company Separate Account    Franklin Income Securities Fund
      Company           Last Survivor      VL II                       Franklin Small Cap Value Securities
                        Yes                Yes                         Fund
                        333-131133         811-07271                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 33   Hartford Life     Hartford Variable  Hartford Life and Annuity   CLASS 2 SHARES:
      and Annuity       Universal life     Insurance Company Separate  Franklin Income Securities Fund
      Insurance         Last Survivor      Account VL II               Franklin Small Cap Value Securities
      Company           Yes                Yes                         Fund
                        333-131135         811-07273                   Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund

                          PRODUCT NAME       SEPARATE ACCOUNT NAME
         INSURANCE       REGISTERED Y/N          REGISTERED Y/N
 #        COMPANY          1933 ACT #              1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
 34   Hartford Life     Hartford Group     Hartford Life Insurance     CLASS 1 SHARES:
      Insurance         Variable Annuity   Company Separate Account    Franklin Small-Mid Cap Growth
      Company           Contracts          Two                         Securities Fund
                        Yes                Yes                         CLASS 2 SHARES:
                        033-19946          811-03072-01                Franklin Income Securities Fund
                        HV-1452-0
                        HV-1499-0
 35   Hartford Life     Hartford Leaders   Hartford Life Insurance     CLASS 1 SHARES:
      Insurance         Variable           Company Separate Account    Franklin Strategic Income Securities
      Company           Universal Life     VL II                       Fund
                        Liberty            Yes                         Templeton Developing Markets
                        Yes                811-07271                   Securities Fund
                        333-148814                                     CLASS 2 SHARES:
                                                                       Franklin Flex Cap Growth Securities
                                                                       Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin Small Cap Value Securities
                                                                       Fund
                                                                       Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 36   Hartford Life     Hartford Leaders   Hartford Life and Annuity   CLASS 1 SHARES:
      and Annuity       Variable           Insurance Company Separate  Franklin Strategic Income Securities
      Insurance         Universal Life     Account VL II               Fund
      Company           Liberty            Yes                         Templeton Developing Markets
                        Yes                811-07273                   Securities Fund
                        333-148816                                     CLASS 2 SHARES:
                                                                       Franklin Flex Cap Growth Securities
                                                                       Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin Small Cap Value Securities
                                                                       Fund
                                                                       Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund
 37   Hartford Life     Hartford Leaders   Hartford Life Insurance     CLASS 1 SHARES:
      Insurance         Variable           Company Separate Account    Franklin Strategic Income Securities
      Company           Universal Life     VL II                       Fund
                        Legacy             Yes                         Templeton Developing Markets
                        Yes                811-07271                   Securities Fund
                        333-148817                                     CLASS 2 SHARES:
                                                                       Franklin Flex Cap Growth Securities
                                                                       Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin Small Cap Value Securities
                                                                       Fund
                                                                       Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund

                          PRODUCT NAME       SEPARATE ACCOUNT NAME
         INSURANCE       REGISTERED Y/N          REGISTERED Y/N
 #        COMPANY          1933 ACT #              1940 ACT #             CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
 38   Hartford Life     Hartford Leaders   Hartford Life and Annuity   CLASS 1 SHARES:
      and Annuity       Variable           Insurance Company Separate  Franklin Strategic Income Securities
      Insurance         Universal Life     Account VL II               Fund
      Company           Legacy             Yes                         Templeton Developing Markets
                        Yes                811-07273                   Securities Fund
                        333-148815                                     CLASS 2 SHARES:
                                                                       Franklin Flex Cap Growth Securities
                                                                       Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin Small Cap Value Securities
                                                                       Fund
                                                                       Franklin Small-Mid Cap Growth
                                                                       Securities Fund
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Foreign Securities Fund
                                                                       Templeton Global Income Securities
                                                                       Fund
                                                                       Templeton Growth Securities Fund

                               AMENDMENT NO. 6 TO
                PARTICIPATION AGREEMENT -- HARTFORD NON-LEADERS

              Franklin Templeton Variable Insurance Products Trust
                     Franklin/Templeton Distributors, Inc.
                        Hartford Life Insurance Company,
                  Hartford Life and Annuity Insurance Company,
                 Hartford Securities Distribution Company, Inc.
                      Hartford Equity Sales Company, Inc.

Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (together the "Company" or "you"), and Hartford Securities Distribution Company, Inc. and Hartford Equity Sales Company, Inc., (together the "Distributor"), on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000, and subsequently amended January 20, 2004, May 1, 2006, May 1, 2007, October 1, 2007 and May 1, 2008 (the "Agreement"). The parties now desire to amend the Agreement by this amendment (the "Amendment"). Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                   AMENDMENT

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 6 is amended and restated in its entirety as set forth in Attachment A to this Amendment.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of September 22, 2010.

The Trust:                                   FRANKLIN TEMPLETON VARIABLE
                                             INSURANCE PRODUCTS TRUST

ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF THE AGREEMENT.       By:     /s/ Karen L. Skidmore
                                                     ---------------------------------------
                                             Name:   Karen L. Skidmore
                                             Title:  Vice President

The Underwriter:                         FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                         By:    /s/ Thomas M. Regner
                                                ---------------------------------
                                         Name:  Thomas M. Regner
                                         Title: Executive Vice President

The Company:                             HARTFORD LIFE INSURANCE COMPANY
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ---------------------------------
                                         Name:  Robert Arena
                                         Title:

                                         HARTFORD LIFE AND ANNUITY INSURANCE
                                         COMPANY
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ---------------------------------
                                         Name:  Robert Arena
                                         Title:

The Distributor:                         HARTFORD SECURITIES DISTRIBUTION
                                         COMPANY, INC.
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ---------------------------------
                                         Name:  Robert Arena
                                         Title:

                                         HARTFORD EQUITY SALES COMPANY, INC.
                                         By its authorized officer,

                                         By:    /s/ Robert Arena
                                                ---------------------------------
                                         Name:  Robert Arena
                                         Title:

                                  ATTACHMENT A

6.  SALES MATERIAL, INFORMATION AND TRADEMARKS

6.1 For purposes of this Section 6, "Sales Literature/ Promotional Material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, web-sites and other electronic communications or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

6.2 You may use the name of the Trust and trademarks and the logo of the Underwriter in Sales Literature/Promotional Material as reasonably necessary to carry out your performance and obligations under this Agreement provided that you comply with the provisions of this Agreement. You agree to abide by any reasonable use guidelines regarding use of such trademarks and logos that we may give from time to time. You shall, as we may request from time to time, promptly furnish, or cause to be furnished to us or our designee, at least one complete copy of each registration statement, prospectus, statement of additional information, private placement memorandum, retirement plan disclosure information or other disclosure documents or similar information, as applicable (collectively "Disclosure Documents"), as well as any report, solicitation for voting instructions, Sales Literature/Promotional Material created and approved by you, and all amendments to any of the above that relate to the Contracts, the Accounts, the Trust, or Underwriter or its affiliates.

6.3 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales Literature/Promotional Material created by us for the Trust and provided by the Trust or its designee to you, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

6.4 You agree, represent and warrant that you are solely responsible for any Sales Literature/ Promotional Material prepared by you and that such material will: (a) conform to all requirements of any applicable laws or regulations of any government or authorized agency having jurisdiction over the offering or sale of shares of the Portfolios or Contracts; (b) be solely based upon and not contrary to or inconsistent with the information or materials provided to you by us or a Portfolio; and (c) be made available promptly to us upon our request. You agree to file any Sales Literature/Promotional Material prepared by you with FINRA, or other applicable legal or regulatory authority, within the timeframes that may be required from time to time by FINRA or such other legal or regulatory authority. Unless otherwise expressly agreed to in writing, it is understood that we will neither review nor approve for use any materials prepared by you and will not be materially involved in the preparation of, or have any responsibility for, any such materials prepared by you. You are not authorized to modify or translate any materials we have provided to you.

6.5 You shall promptly notify us of any written customer complaint or notice of any regulatory investigation or proceeding received by you relating to any Disclosure Documents or Sales Literature/Promotional Material that reference the Trust or a Portfolio.

6.6 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations, including naming you as a Trust shareholder, contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales Literature/ Promotional Material, except as required by legal process or regulatory authorities or with your written permission.

6.7 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

6.8 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

6.9 You agree that any posting of Designated Portfolio Documents on your website or use of Designated Portfolio Documents in any other electronic format will result in the Designated Portfolio Documents: (i) appearing identical to the hard copy printed version or .pdf format file provided to you by us (except that you may reformat .pdf format prospectus files in order to delete blank pages and to insert .pdf format prospectus supplement files provided by us to you); (ii) being clearly associated with the particular Contracts in which they are available; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; and (iv) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Designated Portfolio Documents is in compliance with this Agreement, including Section 4.6 of the Agreement. We reserve the right to inspect and review your website if any Designated Portfolio Documents and/or other Trust documents are posted on your website and you shall, upon our reasonable request, provide us timely access to your website materials to perform such inspection and review.

In addition, you agree to be solely responsible for maintaining and updating the Designated Portfolio Documents' .pdf files, to the extent that revised Designated Portfolio Documents are made available to you, and removing and/or replacing promptly any outdated prospectuses and other documents, as necessary, ensuring that any accompanying instructions by us, for using or stopping use, are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Designated Portfolio Documents on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures.